UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(614)-470-8000

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1. Reports to Stockholders.

October 31, 2006

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	9

Statements of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	22

Supplemental Information

Trustee and Officer Information	23

Proxy Voting and Form N-Q Information	26

Expense Examples	27

Portfolio Holdings	28

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

All the major equity market indices recorded solid double-digit year-to-date and trailing one-year returns for the periods ending October 31, 2006. Following a weak second quarter this year, equities posted the best quarter since the fourth quarter of 2004 and the best third quarter since 1998. Returns were strong for all capitalization sizes over the last twelve months, with value stocks outperforming growth. The fixed income market also rallied briskly in the third quarter after two consecutive periods of negative returns.

A number of positive factors have encouraged investors in recent months. The pace of economic growth moderated from unsustainable levels, while energy prices and the prices of a number of commodities have declined sharply. The Federal Open Market Committee left the Fed Funds Rate unchanged in its last two meetings after seventeen consecutive increases, and intermediate- and long-term interest rates have declined in response to slower economic growth and moderating inflation expectations. We now appear to be in an economic environment of stable growth, contained inflation and a Federal Reserve that is on hold for the time being.

Turning to the mutual fund industry, we recognize that that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, superior returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

•  Experienced professionals who consistently employ a disciplined, market-tested investment process in their respective strategies.

•  Chief investment officers for each investing style whose primary responsibility is to ensure their teams generate excess returns and minimize risk.

•  A successful working relationship between investment professionals and research analysts who employ quantitative and qualitative research as part of the investment process.

•  A commitment to individual accountability in meeting client expectations.

•  A work environment that attracts, develops, and retains the most talented professionals in the asset management industry.

In closing, we appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-866-689-6999 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Portfolios

3

The Victory Portfolios  Schedule of Portfolio Investments
Institutional Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificate of Deposit (18.5%)
Barclays Bank NY PLC, 5.32%, 11/20/06	$50,000	$50,000
Canadian Imperial Bank NY, 5.44% (a), 6/15/07	17,580	17,587
Comerica Bank
5.35% (a), 1/22/07	21,000	20,999
5.30% (a), 4/3/07	36,620	36,620
Credit Suisse First Boston NY, 5.21%, 3/29/07	13,000	13,000
Deutsche Bank AG NY, 3.84% (a), 3/15/07	22,675	22,648
Dexia Bank NY, 4.91%, 11/8/06	20,000	20,000
National City Bank, 4.97%, 2/28/07	13,000	13,001
Rabobank Nederlands NY, 5.51%, 12/29/06	25,000	24,998
Royal Bank of Canada NY, 5.35%, 3/21/07	30,000	30,000
Royal Bank of Scotland NY, 4.75%, 12/8/06	18,000	18,000
Wells Fargo Bank, 5.01%, 2/15/07	12,000	12,000
Total Certificate of Deposit (Amortized Cost $278,853)		278,853
Collateralized Mortgage Obligation (0.8%)
Federal Home Loan Mortgage Corp., Multifamily Certificates, Series M006, Class A, 5.32% (a), 10/15/45	12,874	12,874
Total Collateralized Mortgage Obligations (Amortized Cost $12,874)		12,874
Commercial Paper (31.3%)
Amstel Funding Corp.
5.28% (b), 12/4/06 (c)	41,697	41,495
5.23% (b), 1/26/07 (c)	15,000	14,813
5.21% (b), 4/18/07 (c)	9,000	8,781
Apreco LLC, 5.42% (b), 12/14/06	50,000	49,685
Atlas Capital Funding Corp, 5.30% (a), 2/16/07 (c)	15,000	15,000
Barton Capital LLC, 5.32% (b), 11/1/06 (c)	70,000	70,000
Blue Bell Funding Corp, 5.32% (b), 11/8/06	70,000	69,928
General Electric Capital Corp, 5.26% (b), 4/27/07	20,000	19,483
Mont Blanc Capital Corp
5.26% (b), 11/27/06 (c)	40,000	39,848
5.26% (b), 12/21/06 (c)	20,000	19,854
Sigma Finance, Inc., 5.39% (b), 11/1/06	50,000	50,000
Toyota Motor Credit Corp, 5.65% (b), 4/13/07	5,000	4,879
Windmill Funding Corp, 5.25% (b), 12/1/06	70,000	69,694
Total Commercial Paper (Amortized Cost $473,460)		473,460
Corporate Bonds (20.9%)
Agra Enterprises LLC, 5.38% (a), 9/1/34	3,250	3,250
American Honda Finance, 5.51% (a), 1/16/07, MTN (d) (c)	17,000	17,006
Anomatic Corp., Series 2002, 5.36% (a), 7/1/10, LOC Fifth Third Bank	5,110	5,110
Atlas Capital Funding Corp., 5.31% (a), 7/10/07, MTN (c)	55,000	55,000
Carriage Inn/Bowerston, 5.37% (a), 12/1/24	7,645	7,645

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Cheyne Finance LLC
5.29% (a), 5/25/07, MTN (c)	$40,000	$39,993
5.28% (a), 11/5/07, MTN (e)	15,000	14,996
D&H Enterprises of Ohio, Series 2005, 5.36% (a), 12/1/30, LOC National City Bank	7,040	7,040
DAPSCO, Inc., 5.37% (a), 2/1/15	3,200	3,200
Ellison Surface Technologies, Inc.
Series 3A
5.38% (a), 8/1/23, LOC US Bank N.A.	2,730	2,730
Series 3B
5.38% (a), 8/1/23, LOC US Bank N.A.	2,465	2,465
Series 2006
5.38% (a), 8/1/23, LOC US Bank N.A.	2,000	2,000
Gardner Publications, Inc., Series 2000, 5.37% (a), 10/1/10, LOC Fifth Third Bank	3,700	3,700
Glaxosmithkline Capital PLC, 2.38% (a), 4/16/07	5,245	5,173
Grasshopper Investments, 5.38% (a), 9/1/24, LOC US Bank N.A. (c)	5,235	5,235
Harrier Finance Funding LLC
5.28% (a), 1/12/07, MTN (c)	40,000	39,998
5.28% (a), 5/25/07, MTN (c)	24,000	23,996
Heart Property, 5.36% (a), 7/1/26, LOC National City Bank	6,580	6,580
Jackson Tube Service, Inc., Series 2000, 5.37% (a), 7/1/10, LOC Fifth Third Bank	2,450	2,450
Jemmak Funding Group LLC, 5.52% (a), 10/1/24, LOC Fifth Third Bank	1,410	1,410
K2 (USA) LLC, 5.37% (a), 2/16/07, MTN (c)	15,000	14,998
KDM Signs, Inc., 5.37% (a), 12/1/46, LOC Fifth Third Bank	6,865	6,865
Louisiana Land & Water, 5.38% (a), 6/1/27, LOC Regions Bank	4,880	4,880
Luken-Woodlawn LLC, 5.37% (a), 2/1/18	2,770	2,770
RW Sidley, Inc., Series 2005, 5.37% (a), 12/1/25, LOC Fifth Third Bank	4,800	4,800
Scott Street Land Co., Series 2000, 5.37% (a), 1/3/22	6,495	6,495
South Elgin Leasing, Inc., 5.39% (a), 7/1/33, LOC First American Bank	8,795	8,795
Sprenger Enterprises, 5.36% (a), 10/1/35, LOC JP Morgan Securities	6,700	6,700
Wise Plastics Tech, Inc., 5.40% (a), 6/1/36	7,600	7,600
YMCA of Greater Cleveland, Series 2000, 5.37% (a), 4/1/25	3,220	3,220
Total Corporate Bonds (Amortized Cost $316,100)		316,100
Repurchase Agreements (26.4%)
ABN Amro Bank NV, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $100,015, collateralized by $150,264 U.S. Government security, 5.00%, 4/1/34, market value $102,000)	100,000	100,000
Bear Stearns & Co., 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $100,015, collateralized by $117,077 various U.S. Government securities, 5.00%-6.50%, 11/1/20-8/1/36, market value $102,000)	100,000	100,000
Deutsche Bank Securities, Inc., 5.30%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $100,015, collateralized by $105,414 various U.S. Government securities, 5.00%-6.15%, 8/1/35-11/1/36, market value $102,000)	100,000	100,000

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
UBS Warburg LLC., 5.29%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $98,114, collateralized by $98,760 U.S. Government security 5.00%, 7/15/14, market value $100,063)	$98,100	$98,100
Total Repurchase Agreements (Cost $398,100)		398,100
Taxable Municipal Bonds (1.7%)
Georgia (1.1%)
Municipal Gas Authority, Gas Revenue, Series A, 5.35% (a), 2/1/15, LOC Wachovia Bank N.A., Bayerische Landesbank, Bank One Kentucky N.A.	10,560	10,560
Savannah College of Art & Design, Series 2004, 5.32% (a), 4/1/24, LOC Bank Of America N.A.	6,200	6,200
		16,760
Iowa (0.2%)
Woodbury County, Healthcare Revenue, 5.37% (a), 12/1/14, LOC Wells Fargo Bank N.A.	3,400	3,400
Michigan (0.4%)
Waterford Township Economic Development Corp. Revenue, 5.35% (a), 11/1/24, LOC Comerica Bank	5,780	5,780
Total Taxable Municipal Bonds (Amortized Cost $25,940)		25,940
U.S. Government Agency Securities (1.3%)
Federal Home Loan Bank, 3.04%, 11/24/06	3,000	2,997
Federal Home Loan Mortgage Corp., 5.25%, 5/23/07, Continuously Callable @ 100, MTN	16,146	16,141
Total U.S. Government Agency Securities (Amortized Cost $19,138)		19,138
Total Investments (Cost $1,524,465) (f) — 100.9%		1,524,465
Liabilities in excess of other assets — (0.9)%		(14,085)
NET ASSETS — 100.0%		$1,510,380

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Security purchased on a when-issued basis.

(f)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments
Federal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S Government Agency Securities (20.3%)
Federal Farm Credit Bank
5.00%, 3/29/07	$5,000	$4,997
		4,997
Federal Home Loan Bank
4.50%, 11/3/06	20,000	20,000
5.00% (a), 11/3/06	8,100	8,100
3.50%, 1/18/07	20,000	19,950
4.89%, 3/5/07 (d)	30,000	29,967
4.70% (a), 3/16/07, Callable 12/16/06 @ 100	35,000	34,945
2.63%, 4/9/07, Callable 1/9/07 @ 100	9,000	8,898
5.30% (a), 7/30/07	50,000	49,996
5.32% (a), 8/1/07	50,000	50,000
5.43%, 8/28/07, Callable 11/28/06 @ 100	22,500	22,498
5.20%, 10/17/07, Callable 4/17/07 @ 100	32,000	31,976
5.30%, 11/6/07, Callable 2/6/07 @ 100 (c)	12,000	11,998
		288,328
Federal National Mortgage Association
5.55% (b), 1/3/07	5,268	5,219
3.55%, 1/12/07	8,330	8,300
4.00% (a), 2/9/07	17,000	16,934
		30,453
Total U.S Government Agency Securities (Amortized Cost $323,778)		323,778
Repurchase Agreements (82.6%)
ABN Amro Bank NV, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $350,052, collateralized by $618,210 U.S Government securities, 5.00%-5.76%, 12/1/19-2/1/44, market value $357,000)	350,000	350,000
Bear Stearns & Co., 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $350,052, collateralized by $398,934 U.S. Government securities, 4.00%-6.50%, 4/1/19-9/1/36, market value $357,000)	350,000	350,000
Greenwich Partners LLC, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $350,052, collateralized by $357,765 U.S Government Securities, 4.50%-4.88%, 10/31/08-9/30/11, market value $357,004)	350,000	350,000
UBS Warburg LLC, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $269,375, collateralized by $866,603 U.S Government securities, 0.00%, 7/1/18-10/1/36, market value $274,722)	269,335	269,335
Total Repurchase Agreements (Cost $1,319,335)		1,319,335
Total Investments (Cost $1,643,113) (e) — 102.9%		1,643,113
Liabilities in excess of other assets — (2.9)%		(46,014)
NET ASSETS — 100.0%		$1,597,099

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  Rate represents the effective yield at purchase.

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Federal Money Market Fund  October 31, 2006

(Amounts in Thousands)

(c)  Security purchased on a "when-issued" basis.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a "when-issued" basis.

(e)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

See notes to financial statements.

8

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at amortized cost	$1,126,365	$323,778
Repurchase agreements, at value (a)	398,100	1,319,335
Total Investments	1,524,465	1,643,113
Cash	124	50
Interest receivable	5,658	2,337
Prepaid expenses	40	27
Total Assets	1,530,287	1,645,527
LIABILITIES:
Payable for investments purchased	14,996	46,943
Distributions payable	4,278	695
Accrued expenses and other payables:
Investment advisory fees	257	337
Administration fees	124	133
Custodian fees	24	26
Accounting fees	24	1
Transfer agent fees	46	46
Chief Compliance Officer fees	4	4
Trustee fees	17	22
Shareholder servicing fees	49	91
Other accrued expenses	88	130
Total Liabilities	19,907	48,428
NET ASSETS:
Capital	1,510,168	1,596,902
Accumulated undistributed net investment income	212	201
Accumulated undistributed net realized gain (loss) from investment transactions	—	(4)
Net Assets	$1,510,380	$1,597,099
Net Assets:
Investor Shares	$1,352,595	$1,142,994
Select Shares	157,785	454,105
Total	$1,510,380	$1,597,099
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Investor Shares	1,352,553	1,142,851
Select Shares	157,752	454,050
Total	1,510,305	1,596,901
Net asset value, offering & redemption price per share:
Investor Shares	$1.00	$1.00
Select Shares	$1.00	$1.00

(a)  Value is equal to amortized cost

See notes to financial statements.

9

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2006

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$70,182	$72,918
Total Income	70,182	72,918
Expenses:
Investment advisory fees	2,898	3,781
Administration fees	1,325	1,391
Shareholder servicing fees — Select Shares	531	952
Accounting fees	107	80
Custodian fees	284	294
Transfer agent fees	92	97
Transfer agent fees — Investor Shares	113	105
Transfer agent fees — Select Shares	18	37
Trustees' fees	132	150
Chief Compliance Officer fees	43	45
Legal and audit fees	390	411
Other expenses	148	200
Total expenses	6,081	7,543
Expenses waived/reimbursed by Adviser	(66)	(63)
Net Expenses	6,015	7,480
Net investment income	64,167	65,438
Realized Gains From investment Transactions
Net realized gains from investment transactions	—	1
Net increase from payments by affiliates for reimbursements of prior year expenses	210	201
Change in net assets resulting from operations	$64,377	$65,640

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$64,167	$35,119	$65,438	$32,612
Net realized gains (losses) from investment transactions	—	(1)	1	(5)
Net increase from payments by affiliates for reimbursement of prior year expenses	210	—	201	—
Change in net assets resulting from operations	64,377	35,118	65,640	32,607
Distributions to Shareholders:
From net investment income:
Investor Shares	(55,169)	(31,129)	(49,670)	(24,191)
Select Shares	(8,998)	(3,991)	(15,768)	(8,433)
Change in net assets resulting from distributions to shareholders	(64,167)	(35,120)	(65,438)	(32,624)
Change in net assets from capital transactions:	116,775	(108,199)	69,149	23,702
Change in net assets:	116,985	(108,201)	69,351	23,685
Net Assets:
Beginning of period:	1,393,395	1,501,596	1,527,748	1,504,063
End of period:	$1,510,380	$1,393,395	$1,597,099	$1,527,748
Accumulated undistributed net investment income	$212	$2	$201	$—
Capital Transactions:
Investor Shares
Proceeds from shares issued	$5,253,010	$5,531,910	$7,610,246	$5,292,818
Dividends reinvested	14,487	10,057	43,710	20,552
Cost of shares redeemed	(5,162,376)	(5,663,496)	(7,698,229)	(5,120,577)
Total Investor Shares	105,121	(121,529)	(44,273)	192,793
Select Shares
Proceeds from shares issued	4,432,350	3,299,345	2,371,377	4,399,378
Dividends reinvested	5,925	3,131	14,246	8,349
Cost of shares redeemed	(4,426,621)	(3,289,146)	(2,272,201)	(4,576,818)
Total Select Shares	11,654	13,330	113,422	(169,091)
Change in net assets from capital transactions:	$116,775	$(108,199)	$69,149	$23,702
Share Transactions:
Investor Shares
Issued	5,253,010	5,531,910	7,610,246	5,292,818
Reinvested	14,487	10,057	43,710	20,552
Redeemed	(5,162,376)	(5,663,496)	(7,698,229)	(5,120,577)
Total Investor Shares	105,121	(121,529)	(44,273)	192,793
Select Shares
Issued	4,432,350	3,299,345	2,371,377	4,399,378
Reinvested	5,925	3,131	14,246	8,349
Redeemed	(4,426,621)	(3,289,146)	(2,272,201)	(4,576,818)
Total Select Shares	11,654	13,330	113,422	(169,091)
Change in shares:	116,775	(108,199)	69,149	23,702

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.044	0.026	0.009	0.010	0.017
Net realized gains on investments	—	— (a)	—	—	—
Total from investment activities	0.044	0.026	0.009	0.010	0.017
Distributions to shareholders:
From net investment income	(0.044)	(0.026)	(0.009)	(0.010)	(0.017)
Total Distributions	(0.044)	(0.026)	(0.009)	(0.010)	(0.017)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.54%	2.58%	0.95%	1.02%	1.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,352,595	$1,247,290	$1,368,821	$1,239,415	$1,531,831
Ratio of expenses to average net assets	0.38%	0.37%	0.35%	0.32%	0.32%
Ratio of net investment income to average net assets	4.45%	2.53%	0.95%	1.02%	1.73%
Ratio of expenses to average net assets*	0.38%	0.41%	0.39%	0.37%	0.37%
Ratio of net investment income to average net assets*	4.45%	2.49%	0.91%	0.97%	1.68%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.042	0.023	0.007	0.008	0.015
Net realized gains on investments	—	— (a)	—	—	—
Total from investment activities	0.042	0.023	0.007	0.008	0.015
Distributions to shareholders:
From net investment income	(0.042)	(0.023)	(0.007)	(0.008)	(0.015)
Total Distributions	(0.042)	(0.023)	(0.007)	(0.008)	(0.015)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.28%	2.32%	0.69%	0.77%	1.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$157,785	$146,105	$132,775	$207,046	$236,071
Ratio of expenses to average net assets	0.63%	0.62%	0.60%	0.56%	0.55%
Ratio of net investment income to average net assets	4.24%	2.29%	0.65%	0.77%	1.63%
Ratio of expenses to average net assets*	0.63%	0.66%	0.64%	0.61%	0.60%
Ratio of net investment income to average net assets*	4.24%	2.25%	0.61%	0.72%	1.58%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.044	0.025	0.009	0.010	0.017
Net realized gains/(losses) on investments	— (a)	— (a)	—	—	—
Total from investment activities	0.044	0.025	0.009	0.010	0.017
Distributions to shareholders:
From net investment income	(0.044)	(0.025)	(0.009)	(0.010)	(0.017)
Total Distributions	(0.044)	(0.025)	(0.009)	(0.010)	(0.017)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.45%	2.48%	0.92%	0.98%	1.72%
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,142,994	$1,187,123	$994,342	$1,052,414	$1,048,065
Ratio of expenses to average net assets	0.43%	0.41%	0.35%	0.34%	0.33%
Ratio of net investment income to average net assets	4.35%	2.51%	0.92%	0.97%	1.70%
Ratio of expenses to average net assets*	0.43%	0.48%	0.44%	0.43%	0.42%
Ratio of net investment income to average net assets*	4.35%	2.44%	0.83%	0.88%	1.61%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.041	0.022	0.007	0.007	0.015
Net realized gains/(losses) on investments	— (a)	— (a)	—	—	—
Total from investment activities	0.041	0.022	0.007	0.007	0.015
Distributions to shareholders:
From net investment income	(0.041)	(0.022)	(0.007)	(0.007)	(0.015)
Total Distributions	(0.041)	(0.022)	(0.007)	(0.007)	(0.015)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.18%	2.20%	0.67%	0.72%	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$454,105	$340,625	$509,721	$567,573	$505,679
Ratio of expenses to average net assets	0.69%	0.67%	0.60%	0.59%	0.57%
Ratio of net investment income to average net assets	4.14%	2.12%	0.66%	0.72%	1.47%
Ratio of expenses to average net assets*	0.69%	0.75%	0.69%	0.68%	0.67%
Ratio of net investment income to average net assets*	4.14%	2.04%	0.57%	0.63%	1.37%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

15

  Notes to Financial Statements
The Victory Portfolios  October 31, 2006

1. Organization:

The Victory Portfolios (the "Trust") were organized on December 6, 1995 as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 20 funds. The accompanying financial statements and financial highlights are those of the Institutional Money Market Fund and the Federal Money Market Fund (collectively, the "Funds").

The Institutional Money Market Fund and the Federal Money Market Fund are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the input used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the

16

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. For financial reporting purposes, however transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees (the "Board"). Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until that transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2006, there were outstanding "when-issued" purchase commitments as disclosed in the Schedule of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting

Continued

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees, state registration, transfer agent and printing.

3. Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or "the Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Variable Insurance Funds (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. Prior to July 1, 2006, the annual rate was 0.018%.

Under the terms of the Investment Advisory Agreement, the investment advisory fee of the Institutional Money Market Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $1.5 billion, 0.17% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion; the investment advisory fee of the Federal Money Market Fund is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $1.5 billion, 0.20% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Effective July 1, 2006, VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts from in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective July 1, 2006, BISYS Fund Services Ohio, Inc. ("BISYS") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and BISYS. VCM pays BISYS a fee for providing these services. The Trust reimburses VCM and BISYS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Continued

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

Prior to July 1, 2006, BISYS Ohio and the Adviser served as the Funds' co-administrators. For its services as co-administrator, BISYS Ohio was paid an annual fee of 0.0032% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser was paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets and 0.055% of all Trust assets exceeding $10 billion.

Prior to July 1, 2006, BISYS Ohio also served as Fund Accountant for the Fund. Under the terms of the Fund Accounting Agreement, BISYS Ohio was entitled to transaction and multiple class charges, which were accrued daily and payable on a monthly basis, and standard fees of $100,000 annually per money market fund.

BISYS also serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015 of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts, in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts, in excess of $20 billion. Prior to July 1, 2006, BISYS was entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund. In addition, BISYS is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser, but is an affiliate of BISYS.

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds, pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2006, affiliates of the Adviser earned $1,214 (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Investment Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this plan.

The Adviser, BISYS, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Victory Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Operations and the Statements of Changes in Net Assets. The Fund's total returns would have been reduced by 0.01% had the reimbursement not been made.

4. Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the

Continued

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2006, the Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trust pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for the fiscal year was as follows (dollar amounts in thousands):

Fund	Average Loan	Average Rate
Institutional Money Market Fund	$88	5.52%
Federal Money Market Fund	55	5.14%

As of October 31, 2006 the Funds had no loans outstanding with KeyCorp.

Prior to March 1, 2006, the Institutional Money Market Fund participated in a line of credit agreement with the Bank of New York. Under the agreement, the Trust had the ability to borrow up to $75 million. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Bank of New York did not receive a commitment fee. Effective March 1, 2006, the Institutional Money Market Fund participated in the KeyCorp short-term demand note agreement as described in the preceding paragraph.

5. Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$61,829
Federal Money Market Fund	63,156

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$34,359
Federal Money Market Fund	33,539

Continued

20

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Institutional Money Market Fund	$6,539	$(6,326)	$(1)	$212
Federal Money Market Fund	6,817	(6,616)	(4)	197

As of October 31, 2006, the following Fund has net capital loss carry forwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2013	Total
Institutional Money Market Fund	$1	$1
Federal Money Market Fund	4	4

6. Subsequent Event

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and BISYS and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Money Market Fund and Federal Money Market Fund (two portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2006

22

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (since 2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Continued

23

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

24

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 33	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002–July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo II, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004–July 2005). CFO, Advisor Services, Gartmore Global (August 2003–August 2004). Corporate Controller Gartmore Global (June 2000–August 2003).

Mr. Christopher K. Dyer, 44	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 38	Treasurer	May 2006	Vice President, Fund Administration, BISYS.

Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Fund Administration, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

25

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30, 2006, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Continued

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

Expense Examples  (Unaudited)

As a shareholder of the Victory Portfolios, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,024.60	$1.89	0.37%
Select Shares	1,000.00	1,023.30	3.16	0.62%
Federal Money Market Fund
Investor Shares	1,000.00	1,024.20	2.14	0.42%
Select Shares	1,000.00	1,022.90	3.42	0.67%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,023.34	$1.89	0.37%
Select Shares	1,000.00	1,022.08	3.16	0.62%
Federal Money Market Fund
Investor Shares	1,000.00	1,023.09	2.14	0.42%
Select Shares	1,000.00	1,021.83	3.41	0.67%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Portfolio Holdings

(As a Percentage of Total Investments)

Institutional Money Market Fund	Federal Money Market Fund

Portfolio Holdings

As a Percentage of Total Investments

Portfolio Holdings

As a Percentage of Total Investments

28

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

IMMAR (12/06)

October 31, 2006

Annual Report

Gradison Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	41

Supplemental Information

Trustee and Officer Information	42

Proxy Voting and Form N-Q Information	45

Expense Examples	45

Portfolio Holdings	46

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Gradison Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

All the major equity market indices recorded solid double-digit year-to-date and trailing one-year returns for the periods ending October 31, 2006. Following a weak second quarter this year, equities posted the best quarter since the fourth quarter of 2004 and the best third quarter since 1998. Returns were strong for all capitalization sizes over the last twelve months, with value stocks outperforming growth. The fixed income market also rallied briskly in the third quarter after two consecutive periods of negative returns.

A number of positive factors have encouraged investors in recent months. The pace of economic growth moderated from unsustainable levels, while energy prices and the prices of a number of commodities have declined sharply. The Federal Open Market Committee left the Fed Funds Rate unchanged in its last two meetings after seventeen consecutive increases, and intermediate- and long-term interest rates have declined in response to slower economic growth and moderating inflation expectations. We now appear to be in an economic environment of stable growth, contained inflation and a Federal Reserve that is on hold for the time being.

Turning to the mutual fund industry, we recognize that that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, superior returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

•  Experienced professionals who consistently employ a disciplined, market-tested investment process in their respective strategies.

•  Chief investment officers for each investing style whose primary responsibility is to ensure their teams generate excess returns and minimize risk.

•  A successful working relationship between investment professionals and research analysts who employ quantitative and qualitative research as part of the investment process.

•  A commitment to individual accountability in meeting client expectations.

•  A work environment that attracts, develops, and retains the most talented professionals in the asset management industry.

In closing, we appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Portfolios

3

The Victory Portfolios  Schedule of Portfolio Investments
Gradison Government Reserves  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S Government Agency Securities (117.1%)
Federal Farm Credit Bank (14.7%)
5.18% (a), 11/1/06	$10,623	$10,623
5.19% (a), 11/3/06 – 11/6/06	31,952	31,931
5.16% (a), 11/7/06	84,750	84,678
5.21% (a), 11/27/06	72,020	71,754
5.25% (b), 1/3/07	6,000	6,000
5.00%, 3/29/07	4,830	4,827
		209,813
Federal Home Loan Bank (100.6%)
5.17% (a), 11/1/06	405,308	405,308
4.50%, 11/3/06	20,000	20,000
5.00% (b), 11/3/06	8,100	8,100
5.16% (a), 11/3/06	93,069	93,043
5.20% (a), 11/8/06	39,350	39,311
5.17% (a), 11/10/06	134,007	133,836
5.21% (a), 11/22/06	251,671	250,918
5.27% (b), 12/13/06	74,700	74,699
3.50%, 1/18/07	15,000	14,963
5.26% (a), 1/31/07	61,541	60,744
4.89%, 3/5/07	20,000	19,979
4.70% (b), 3/16/07, Callable 12/16/06 @ 100	15,000	14,977
3.00%, 4/26/07	7,000	6,924
5.25% (b), 6/8/07	75,000	74,984
5.30% (b), 7/30/07	50,000	49,996
5.32% (b), 8/1/07	50,000	50,000
5.43%, 8/28/07, Callable 11/28/06 @ 100	22,500	22,498
5.21% (b), 4/1/08	100,000	99,944
		1,440,224
Tennessee Valley Authority (1.8%)
Tennessee Valley Authority, 5.17% (a), 11/2/06	26,000	25,996
Total U.S. Government Agencies (Amortized Cost $1,676,033)		1,676,033
Total Investments (Amortized Cost $1,676,033) (c) — 117.1%		1,676,033
Liabilities in excess of other assets — (17.1)%		(244,879)
NET ASSETS — 100.0%		$1,431,154

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(c)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments
Prime Obligations Fund  October 31, 2006

(Amounts in thousands)

Security Description	Principal Amount	Value
Certificate of Deposit (15.9%)
Barclays Bank NY PLC, 5.32%, 11/20/06	$40,000	$40,000
Comerica Bank, 5.35% (a), 1/22/07	21,000	20,999
Credit Suisse First Boston NY, 5.21%, 3/29/07	9,000	9,000
Dexia Bank NY, 4.91%, 11/8/06	17,000	17,000
National City Bank, 4.97%, 2/28/07	9,000	9,001
Rabobank Nederlands NY, 5.51%, 12/29/06	20,000	19,998
Royal Bank of Canada NY, 5.35%, 3/21/07	18,000	18,000
Royal Bank of Scotland NY, 4.75%, 12/8/06	15,000	15,000
Wells Fargo Bank, 5.01%, 2/15/07 (b)	9,000	9,000
Total Certificate of Deposit (Amortized Cost $157,998)		157,998
Commercial Paper (22.8%)
Amstel Funding Corp. 5.28% (c), 12/4/06 (d)	25,000	24,879
5.23% (c), 1/26/07 (d)	14,000	13,825
5.21% (c), 4/18/07 (d)	5,000	4,878
Atlas Capital Funding Corp, 5.30% (a), 2/16/07 (b) (d)	10,000	10,000
Barton Capital LLC, 5.30% (c), 11/1/06 (d)	40,000	40,000
Blue Bell Funding Corp., 5.27% (c), 11/7/06 (d)	45,000	44,960
General Electric Capital Corp., 5.26%, 4/23/07	15,500	15,109
Mont Blanc Capital Corp, 5.26% (c), 12/21/06 (d)	20,000	19,854
Salvation Army, 5.37%, 12/5/06	12,800	12,800
Windmill Funding Corp, 5.25% (c), 12/1/06	40,000	39,825
Total Commercial Paper (Amortized Cost $226,130)		226,130
Corporate Bonds (28.1%)
Anchor Holdings II LLC, 5.38% (a), 4/15/26	13,300	13,300
Atlas Capital Funding Corp., 5.31% (a), 7/10/07, MTN (d)	30,000	30,000
BP Capital Markets PLC, 2.75%, 12/29/06	3,665	3,650
Cannon County Hospital LLC, 5.37% (a), 6/1/26, LOC Fifth Third Bank	2,500	2,500
Cheyne Finance LLC, MTN 5.29% (a), 5/25/07, MTN (d)	30,000	29,995
5.28% (a), 11/5/07 (d) (e)	16,000	15,995
CIT Group, Inc., 7.38%, 4/2/07	5,000	5,035
5.62% (a), 9/20/07, MTN	6,140	6,151
Clinic Investment LP, Series 2000, 5.36% (a), 6/1/15	11,220	11,220
Duncan Oil Co., 5.36% (a), 4/1/16, LOC National City Bank	3,545	3,545
Florence Center Association, 5.42% (a), 12/1/11, LOC Firstar Bank N.A.	1,050	1,050
Four Flags Properties, Inc., 5.37% (a), 10/1/28	4,525	4,525
Glacier 600 LLC, 5.36% (a), 11/1/16, LOC US Bank N.A.	4,765	4,765
Harrier Finance Funding LLC 5.28% (a), 1/12/07, MTN (d)	15,000	14,999
5.28% (a), 5/25/07, MTN (d)	10,000	9,998
5.33% (a), 7/20/07, MTN (d)	20,000	20,003
Illinois Great River, 5.40% (a), 4/1/34, LOC JP Morgan Chase Bank N.A.	2,490	2,490
J&K Investments of Ohio, 5.38% (a), 10/1/25, LOC Fifth Third Bank	2,095	2,095

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2006

(Amounts in thousands)

Security Description	Principal Amount	Value
Laurel Grocery Co. LLC, 5.38% (a), 12/1/14	$2,015	$2,015
Liberty Light US Capital, 5.29% (a), 7/2/07, MTN (d)	20,000	19,998
Maruga, Series 1999a, 5.48% (a), 2/1/20, LOC Fifth Third Bank	4,020	4,020
Merck & Co., Inc., 4.52% (a), 2/22/07 (d)	16,000	15,942
Metal Forming & Coining, 5.36% (a), 7/1/18, LOC National City Bank	5,565	5,565
Mississippi Business Finance Corp., 5.42%, 2/26/07, LOC B.P. Amoco	8,100	8,100
Neltner Properties LLC, 5.38% (a), 12/1/19, LOC Firstar Bank N.A.	3,370	3,370
Pomeroy Investments, 5.38% (a), 9/1/15, LOC Firstar Bank N.A.	2,250	2,250
Richfield Technology Associates LLC, 5.38% (a), 4/1/20, LOC Firstar Bank N.A.	3,545	3,545
Rise, Inc., 5.47% (a), 11/1/22, LOC Wells Fargo Bank N.A.	3,955	3,955
RMD Corp., 5.37% (a), 11/1/11, LOC Fifth Third Bank	4,400	4,400
Southwestern Ohio Steel, 5.38% (a), 4/1/08, LOC Firstar Bank N.A.	1,425	1,425
Stevenson Photo Color Co., 5.38% (a), 8/1/19	4,320	4,320
Summit Country Day School, Series 2003, 5.38% (a), 11/1/09	6,140	6,140
Surgery Center Financial Corp., 5.36% (a), 4/1/20, LOC National City Bank	4,325	4,325
The C.J. Krehbiel Co., 5.36% (a), 10/1/10, LOC National City Bank	4,100	4,100
Vista Funding Corp., 5.52% (a), 8/1/17, LOC Fifth Third Bank	1,570	1,570
Wisconsin House, 5.32% (a), 5/1/35, LOC M & I Marshall Ilsley Bank	2,455	2,455
Total Corporate Bonds (Amortized Cost $278,811)		278,811
Repurchase Agreements (32.1%)
ABN Amro Bank NV, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $50,007, collateralized by $61,977 various U.S. Government securities, 0.00%-5.48%, 5/1/07-4/12/35, market value $51,000)	50,000	50,000
Bear Stearns & Co., 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $100,015, collateralized by $141,920 various U.S. Government securities, 5.00%-7.00%, 11/1/19-11/1/36, market value $102,003)	100,000	100,000
Deutsche Bank Securities, Inc., 5.30%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $50,007, collateralized by $148,899 various U.S. Government securities, 4.97%-6.50%, 9/1/21-5/1/35, market value $51,000)	50,000	50,000
UBS Warburg, 5.29%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $118,117, collateralized by $118,895 U.S. Government security, 5.00%, 7/15/14, market value $120,464)	118,100	118,100
Total Repurchase Agreements (Cost $318,100)		318,100
Taxable Municipal Bonds (1.7%)
Florida (0.3%)
Osceola County Housing Finance Authority, Revenue, 5.40% (a), 9/15/35, LOC JP Morgan Chase Bank	2,285	2,285
Kentucky (0.5%)
Boone County Industrial Building Revenue, Hennegan Co. Project, Series B, 5.38% (a), 4/1/16, LOC U.S. Bank Trust N.A.	1,785	1,785
Walton Industrial Building Revenue, Clarion Manufacturing Corp. of America Project, 5.38% (a), 8/1/17, LOC Fifth Third Bank	3,400	3,400
		5,185

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2006

(Amounts in thousands)

Security Description	Principal Amount	Value
Missouri (0.4%)
State Development Finance Board, Infastructure Facilities Revenue, St. Louis Center, Series B, 5.36% (a), 12/1/20, LOC Firstar Bank	$3,910	$3,910
Tennessee (0.5%)
Franklin Industrial Development Board, Tax Increment Revenue, 5.37% (a), 4/1/30, LOC Fifth Third Bank	5,000	5,000
Total Taxable Municipal Bonds (Amortized Cost $16,380)		16,380
U.S. Government Agency Security (0.6%)
Federal Home Loan Bank 3.00%, 11/2/06	3,000	3,000
3.00%, 11/24/06, Continuously Callable @100	3,000	2,997
Total U.S. Government Agency Securities (Amortized Cost $5,997)		5,997
Total Investments (Cost $1,003,416) (f) — 101.2%		1,003,416
Liabilities in excess of other assets — (1.2)%		(12,320)
NET ASSETS — 100.0%		$991,096

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Rate represents the effective yield at purchase.

(d)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  Security purchased on a when-issued basis.

(f)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments
Financial Reserves Fund  October 31, 2006

(Amounts in thousands)

Security Description	Principal Amount	Value
Certificate of Deposit (9.3%)
Credit Suisse First Boston NY, 5.21%, 3/29/07	$4,000	$4,000
Dexia Bank NY, 4.91%, 11/8/06	6,000	6,000
National City Bank, 4.97%, 2/28/07	4,000	4,000
Rabobank Nederlands NY, 5.13%, 3/13/07	7,000	6,987
Royal Bank of Canada NY, 5.35%, 3/21/07	8,000	8,000
Royal Bank of Scotland NY, 4.75%, 12/8/06	6,000	6,000
Wells Fargo Bank, 5.01%, 2/15/07	8,000	8,000
Total Certificate of Deposit (Amortized Cost $42,987)		42,987
Commercial Paper (32.9%)
Amstel Funding Corp. 5.23% (a), 1/26/07 (b)	15,147	14,958
5.21% (a), 4/18/07 (b)	5,000	4,878
Atlas Capital Funding Corp, 5.30% (c), 2/16/07 (b) (d)	10,000	10,000
Barton Capital LLC, 5.32% (a), 11/1/06 (b)	20,000	20,000
Blue Bell Funding Corp., 5.27% (a), 11/7/06 (b)	20,000	19,982
Eureka Securitization, Inc., 5.26% (a), 11/8/06 (b)	15,000	14,985
General Electric Capital Corp., 5.26%, 4/23/07	7,000	6,823
McCormick & Co., 5.25% (a), 2/12/07 (b)	4,691	4,621
Mont Blanc Capital Corp, 5.26% (a), 11/27/06 (b)	18,376	18,306
Old Line Funding LLC, 5.26% (a), 11/7/06	12,916	12,905
Salvation Army 5.50%, 12/19/06	5,215	5,215
5.45%, 12/14/06	5,950	5,950
Schlumberger Co. 5.24% (a), 11/1/06 (b)	4,000	4,000
5.25% (a), 11/17/06 (b)	9,000	8,979
Total Commercial Paper (Amortized Cost $151,602)		151,602
Corporate Bonds (24.2%)
Antsam Co. Macali's Delux Super Markets, Inc., 5.50% (c), 7/1/22, LOC Banc One Capital Markets	3,260	3,260
Atlas Capital Funding Corp., 5.31% (c), 7/10/07, MTN (b)	10,000	10,000
BF FT Myers/BF South, Inc., 5.37% (c), 11/1/17, LOC Fifth Third Bank	2,700	2,700
BP Capital Markets PLC., 2.63%, 3/15/07	2,836	2,808
Burgess & Niple, 5.36% (c), 9/1/14, LOC National City Bank	2,425	2,425
Calvert Crossing Golf, 5.38% (c), 9/1/29	2,720	2,720
Cheyne Finance LLC, MTN 5.28% (c), 11/5/07 (b) (e)	5,000	4,998
5.29% (c), 5/25/07, MTN (b)	15,000	14,998
Cincinnati Hills Christian Academy, Inc., 5.37% (c), 4/1/22, LOC Fifth Third Bank	4,865	4,865
CIT Group, Inc., 7.38%, 4/2/07	3,415	3,439
Fort Mitchell Station Partners, Ltd., 5.38% (c), 2/1/22, LOC Fifth Third Bank	2,110	2,110
General Electric Capital Corp., 5.38%, 3/15/07, MTN	10,500	10,500
Goldman Sachs Group LP, 7.20%, 3/1/07, MTN (b)	1,000	1,007
Harrier Finance Funding LLC, 5.28% (c), 1/12/07, MTN (b)	20,000	19,999

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2006

(Amounts in thousands)

Security Description	Principal Amount	Value
JL Capital One LLC, Series 2002, 5.47% (c), 11/1/12, LOC Old National Bank & Wells Fargo Bank	$2,300	$2,300
John E. Staten Properties, 5.36% (c), 10/1/21, LOC National City Bank	3,055	3,055
Maruga, Series 1999b, 5.42% (c), 9/1/16, LOC Firstar Bank	965	965
Merck & Co., Inc., 4.52% (c), 2/22/07 (b)	4,000	3,985
Newport Investment Co. LLC, 5.38% (c), 12/1/22	3,045	3,045
QC Reprographics, Inc., 5.38% (c), 2/1/21, LOC Firstar Bank	1,710	1,710
SGM Funding Corp. 5.42% (c), 7/1/16, LOC Firstar Bank	1,255	1,255
5.38% (c), 6/1/22, LOC Firstar Bank	3,235	3,235
Sharp Electronics, 5.48% (c), 12/1/12, LOC Fifth Third Bank	2,285	2,285
Wagner Moving & Storage, 5.37% (c), 7/1/22, LOC Fifth Third Bank	2,000	2,000
Wright Brothers, Inc, 5.38% (c), 11/1/12	2,100	2,100
Total Corporate Bonds (Amortized Cost $111,764)		111,764
Repurchase Agreements (32.9%)
ABN Amro Bank NV, 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $25,004, collateralized by $34,215 various U.S. Government securities, 0.00% - 5.25%, 5/21/09 - 7/7/28, market value $25,500)	25,000	25,000
Bear Stearns & Co., 5.31%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $102,015, collateralized by $143,406 various U.S. Government securities, 0.00% - 6.50%, 8/1/09 - 8/1/36, market value $102,004)	100,000	100,000
UBS Warburg, 5.29%, 11/1/06 (Date of Agreement 10/31/06, Proceeds at maturity $26,804, collateralized by $26,980 U.S. Government security, 5.00%, 7/15/14, market value $27,337)	26,800	26,800
Total Repurchase Agreements (Cost $151,800)		151,800
Taxable Municipal Bonds (0.9%)
New Mexico (0.4%)
Albuquerque Industrial Revenue, Ktech Corp. Project, 5.37% (c), 11/1/22, LOC Wells Fargo Bank	1,800	1,800
New York (0.3%)
State Housing Finance Agency Revenue, 5.33% (c), 5/15/31, FNMA	1,120	1,120
Texas (0.2%)
Splendora Higher Education Facilities Corp., Series B, 5.37% (c), 12/1/26, LOC Wells Fargo Bank	995	995
Total Taxable Municipal Bonds (Amortized Cost $3,915)		3,915
U.S. Government Agency Securities (0.9%)
Federal Home Loan Bank, 4.89%, 3/5/07	4,000	3,998
Total U.S. Government Agency Securities (Amortized Cost $3,998)		3,998
Total Investments (Cost $466,066) (f) — 101.1%		466,066
Liabilities in excess of other assets — (1.1)%		(5,111)
NET ASSETS — 100.0%		$460,955

See notes to financial statements.

9

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2006

(Amounts in thousands)

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Security purchased on a when-issued basis.

(f)  Represents cost for financial reporting and federal income tax purposes.

FNMA — Federal National Mortgage Association

LLC — Limited Liability Co.

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

10

The Victory Portfolios  Schedule of Portfolio Investments
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands)

Security Description	Principal Amount	Value
Municipal Bonds (94.1%)
Arizona (1.3%)
Cochise County Pollution Control Corp. Solid Waste Disposal Revenue, 3.60% (a), 9/1/24, AMT	$4,600	$4,600
Pima County, Industrial Development Authority, IDR, Brush Wellman, Inc. Project, 3.65% (a), 9/1/09, LOC Bank One N.A.	900	900
		5,500
Colorado (1.2%)
Commerce City, Northern Infrastructure General Improvement, GO, 3.61% (a), 12/1/28, LOC U.S. Bank N.A.	5,000	5,000
Florida (6.1%)
Brevard County Health Facilities Authority Revenue, Wuesthoff Health Systems Income Project, 3.57% (a), 1/1/34, LOC Suntrust Bank	4,500	4,500
Jacksonville Health Facilities Authority Hospital Revenue, Series A, 3.64% (a), 8/15/33, LOC Bank of America N.A.	3,160	3,160
Pinellas County Educational Facilities Authority Revenue, Shorecrest Prep School Project, 3.57% (a), 7/1/20, LOC Suntrust Bank	2,700	2,700
Putnam County Development Authority Pollution Control Revenue, Seminole Electric, 3.55% (a), 3/15/14	8,725	8,725
Putnam County Development Authority Pollution Control Revenue, Seminole Electric Cooperative, Series D, 3.58% (a), 12/15/09	7,000	7,000
		26,085
Georgia (5.1%)
Burke County Development Authority Pollution Control Revenue, Oglethorpe Power Corp., 3.64% (a), 1/1/21, AMBAC, SPA JP Morgan Chase Bank	1,000	1,000
De Kalb County Hospital Authority Revenue Anticipation Certificates, De Kalb Medical Center Income Project, 3.57% (a), 9/1/35, LOC Suntrust Bank	1,760	1,760
Fulton County Development Authority Revenue, Galloway Schools Income Project, 3.57% (a), 7/1/22, LOC Suntrust Bank	6,705	6,705
Fulton County Development Authority Revenue, Holy Innocents School Project, 3.57% (a), 2/1/18, LOC Suntrust Bank	2,220	2,220
Fulton County Development Authority Revenue, Pace Academy, Inc. Project, 3.57% (a), 7/1/18, LOC Bank of America N.A.	2,610	2,610
Fulton County Development Authority Revenue, Westminster Schools Income Project, 3.57% (a), 11/1/28, LOC Suntrust Bank	3,600	3,600
Thomasville Hospital Authority Revenue, Anticipation Certificates, JD Archbold, 3.57% (a), 11/1/23, LOC Suntrust Bank	3,900	3,900
		21,795
Illinois (11.9%)
Development Finance Authority Revenue, Derby Industries, Inc. Project, 3.80% (a), 12/1/11, LOC Fifth Third Bank, AMT	1,400	1,400
Development Finance Authority Revenue, Museum of Contemporary Arts Project, 3.63% (a), 2/1/29, LOC Bank One N.A.	6,300	6,300

See notes to financial statements.

11

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands)

Security Description	Amount	Principal Value
Development Finance Authority Revenue, Providence St. Mellon School Project, 3.67% (a), 6/1/37, LOC Bank One N.A.	$4,900	$4,900
Development Finance Authority Revenue, Solid Waste Disposal, Develgroup LLC Project, Series A, 3.74% (a), 1/1/21, LOC Bank One N.A., AMT	1,875	1,875
Development Finance Authority, IDR, Industrial Steel Construction, Inc. Project, 3.80% (a), 7/15/23, LOC Bank One N.A., AMT	3,110	3,110
East St. Louis Tax Increment, Public Library Project, 3.67% (a), 12/1/09, LOC Bank of America N.A.	1,560	1,560
Educational Facilities Authority Revenue, National Louis University, Series B, 3.66% (a), 6/1/29, LOC Bank One N.A.	5,800	5,800
Finance Authority Revenue, YMCA Metro Chicago Project, 3.63% (a), 6/1/34, LOC Harris Trust & Savings Bank	5,000	5,000
Galesburg, Knox College Project, 3.59% (a), 3/1/31, LOC LaSalle National Bank N.A.	5,000	5,000
Glendale Heights, IDR, Hudapack Metal Project, 3.80% (a), 9/1/18, LOC Bank One Wisconsin, AMT	2,160	2,160
Hanover Park, IDR, Spectra-Tech, Inc. Project, 3.75% (a), 8/1/17, LOC Harris Trust & Savings Bank, AMT	965	965
International Port District Revenue, 3.62% (a), 1/1/23, LOC LaSalle National Bank N.A.	2,000	2,000
Naperville Revenue, Dupage Childrens Museum Project, 3.67% (a), 6/1/30, LOC Bank One N.A.	5,900	5,900
Upper Illinois River Valley Development Authority Revenue, Advanced Flexible Project, 3.67% (a), 6/1/25, LOC ABN AMRO Bank, AMT	1,640	1,640
West Chicago, IDR, Liquid Container Project, 3.59% (a), 3/1/15, LOC Bank of America N.A.	1,000	1,000
Will County, Exempt Facilities Revenue, Amoco Chemical Co. Project 3.66% (a), 3/1/28, AMT	900	900
Yorkville, IDR, Wheaton & Co., Inc. Project, 3.80% (a), 4/1/16, LOC Bank One N.A., AMT	1,400	1,400
		50,910
Indiana (5.9%)
Elkhart County, EDR, Hinsdale Farms Ltd. Project, 3.80% (a), 10/1/17, LOC Bank One N.A., AMT	2,185	2,185
Fort Wayne, EDR, PHD, Inc. Project, 3.80% (a), 5/1/15, LOC Wells Fargo Bank N.A., AMT	2,000	2,000
Greenwood, IDR, Jacks Investments LLC Project, 3.80% (a), 2/1/16, LOC Bank One Indianapolis, AMT	1,130	1,130
Health Facilities Financing Authority Revenue, Crossroads Rehabilitation Center Project, 3.63% (a), 7/1/24, LOC Bank One N.A.	1,925	1,925
Noblesville, Rivers Edge Apartments Project, 3.75% (a), 7/1/22, LOC Bank One Indianapolis	2,400	2,400
Plymouth, EDR, Witt Co. Project, 3.70% (a), 5/1/12, LOC U.S. Bank N.A.	1,820	1,820
State Development Finance Authority Revenue, EDR, Bhar Associates, Inc. Project, 3.80% (a), 8/1/16, LOC Bank One Indiana N.A., AMT	1,435	1,435
State Development Finance Authority Revenue, Educational Facilities, Model Aeronautics, 3.75% (a), 1/1/21, LOC Bank One Indiana N.A.	3,400	3,400

See notes to financial statements.

12

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands)

Security Description	Amount	Principal Value
State Development Finance Authority Revenue, Educational Facilities, Youth Opportunity Center, 3.67% (a), 1/1/24, LOC Bank One Indiana N.A.	$4,900	$4,900
State Educational Facilities Authority Revenue, University of Evansville, Series B, 3.66% (a), 12/1/29, LOC Fifth Third Bank	4,100	4,100
		25,295
Iowa (1.6%)
Urbandale, IDR, Interstate Acres LP, 3.70% (a), 12/1/14, LOC Principal Mutual	6,000	6,000
West Des Moines Revenue, Woodgrain Millwork Income Project, 3.77% (a), 4/1/10, LOC Wells Fargo Bank N.A., AMT	980	980
		6,980
Kentucky (6.8%)
Covington, Industrial Building Revenue, St. Charles Center, Inc., 3.65% (a), 11/1/13, LOC U.S. Bank N.A.	2,125	2,125
Crestview Hill Industrial Building Revenue, Thomas Moore College Project, 3.65% (a), 11/1/26, LOC Fifth Third Bank	4,235	4,235
Dayton Industrial Building Revenue, Woodcraft Manufacturing Co., Inc. Project, 3.90% (a), 5/1/17, LOC Fifth Third Bank	430	430
Economic Development Finance Authority, Hospital Facilities Revenue, Highland Regional Project, Series A, 3.67% (a), 8/1/13, LOC U.S. Bank N.A.	4,600	4,600
Income Public Energy Authority Gas Supply Revenue, Series A, 3.65% (a), 8/1/16, SPA Societe Generale	7,000	7,000
Kenton County Industrial Building Revenue, Baptist Convalescent Center, 3.70% (a), 7/1/18, LOC Fifth Third Bank	2,200	2,200
Lexington-Fayette Urban County Government Industrial Building Revenue, LTS Housing Corp., Inc. Project, 3.65% (a), 11/1/28, LOC National City Bank	3,025	3,025
Pulaski County Solid Waste Disposal Revenue, National Rural Utilities, Series B, 3.76% (a), 8/15/23, AMT	4,350	4,350
Somerset, Industrial Building Revenue, Glen Oak Lumber & Mining, 3.80% (a), 4/1/11, LOC Bank One Milwaukee N.A., AMT	855	855
		28,820
Maryland (2.6%)
State Health & Higher Educational Facilities Authority Revenue, French International School, 3.57% (a), 9/1/34, LOC Suntrust Bank	11,000	11,000
Michigan (6.3%)
Dearborn Economic Development Corp. Revenue, Henry Ford Village, 3.65% (a), 10/1/23, LOC Comerica Bank	8,000	8,000
Higher Educational Facilties Authority Revenue, Limited Obligation, Hope College, 3.60% (a), 4/1/34, LOC Bank One N.A.	2,700	2,700
Jackson County Economic Development Corp., Melling Tool Co. Project, 3.74% (a), 8/1/18, LOC Comerica Bank, AMT	4,585	4,585
State Strategic Fund Limited Obligation Revenue, Agape Plastics, Inc. Project, 3.80% (a), 11/1/28, LOC Bank One Michigan, AMT	1,600	1,600
State Strategic Fund Limited Obligation Revenue, Livonia Tool, Inc. Project, 3.74% (a), 3/1/26, LOC Comerica Bank, AMT	4,000	4,000
State Strategic Fund Limited Obligation Revenue, Non-Ferrous Cast Alloys Project, 3.80% (a), 3/1/19, LOC Bank One Michigan, AMT	1,200	1,200

See notes to financial statements.

13

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands)

Security Description	Amount	Principal Value
State Strategic Fund Limited Obligation Revenue, Oak Industrial Drive Project, 3.74% (a), 11/1/33, LOC Comerica Bank, AMT	$4,770	$4,770
		26,855
Minnesota (0.9%)
Buffalo, IDR, Ekon Powder Coating Project, 3.77% (a), 3/1/17, LOC Wells Fargo Bank N.A., AMT	1,525	1,525
New Brighton, IDR, Donatelle Holdings Project, 3.77% (a), 5/1/12, LOC Wells Fargo Bank N.A., AMT	1,675	1,675
Red Wing Port Authority, IDR, D.L. Ricci Corp. Project, 3.77% (a), 10/1/20, LOC Wells Fargo Bank N.A., AMT	820	820
		4,020
Mississippi (0.4%)
Blue Mountain, IDR, Blue Mountain Production Co. Project, 3.75% (a), 10/1/08, LOC Harris Trust & Savings Bank, AMT	1,600	1,600
Missouri (4.9%)
Kansas City Municipal Assistance Corp. Revenue, Leasehold Improvement, 3.55% (a), 4/15/34, AMBAC, SPA Dexia Credit Local	2,750	2,750
Kansas City, IDR, Century Avenue Association, 3.80% (a), 12/1/11, LOC Bank Of America, AMT	4,900	4,900
St. Charles County Industrial Development Authority Revenue, Cedar Ridge Project, 3.59% (a), 5/15/31, FNMA	11,280	11,280
State Development Financial Board Educational Facilities Revenue, Southeast Missouri State University, Series B, 3.57% (a), 10/1/23, LOC U.S. Bank N.A.	460	460
State Health & Educational Facilities Authority Revenue, Washington University, Series B, 3.64% (a), 2/15/34, SPA Dexia Credit Local	500	500
State Health & Educational Facilities Authority Revenue, Washington University, Series C, 3.61% (a), 3/1/40, SPA JP Morgan Chase Bank	900	900
		20,790
Montana (1.0%)
State Board Invitation, LTD Obligation, Gainey Foundation, 3.64% (a), 9/1/14, LOC Comerica Bank	4,245	4,245
Nebraska (1.0%)
American Public Energy Agency, Gas Supply Revenue, National Public Gas Agency, Series B, 3.55% (a), 2/1/14, SPA Societe Generale	4,123	4,123
New Hampshire (1.2%)
Manchester Housing Authority Multifamily Revenue, Wall Street Tower, Series A, 3.62% (a), 6/15/15, LOC PNC Bank N.A.	5,225	5,225
North Carolina (0.9%)
Capital Facilities Finance Agency Student Revenue, Fayetteville University, 3.57% (a), 11/1/33, LOC Wachovia Bank N.A.	2,900	2,900
Medical Care Commission Hospital Revenue, Northeast Medical Center Project, 5.75%, 11/1/06, AMBAC	1,095	1,095
		3,995

See notes to financial statements.

14

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands)

Security Description	Amount	Principal Value
Ohio (5.0%)
Ashtabula County Hospital Facilities Revenue, Astabula County Medical Center Project, 3.59% (a), 12/1/07, LOC Bank One N.A.	$615	$615
Butler County, GO, BAN, Road Improvement, 4.50%, 8/10/07	1,000	1,005
Cambridge Hospital Facilities Revenue, Regional Medical Center Project, 3.60% (a), 12/1/21, LOC National City Bank	2,100	2,100
Cuyahoga County, Continuing Care Facilities Revenue, 3.57% (a), 2/1/29, LOC LaSalle National Bank	9,500	9,500
Cuyahoga County, Hospital Facilities Revenue, Sisters Charity Health Systems, 3.60% (a), 11/1/30, LOC National City Bank	6,710	6,710
Green Healthcare Revenue, Greater Akron-Canton Project, 3.70% (a), 7/1/19, LOC National City Bank	1,300	1,300
		21,230
Oklahoma (0.5%)
Muskogee Medical Center Authority Revenue, 3.62% (a), 10/1/32, LOC Bank of America N.A.	2,200	2,200
Pennsylvania (3.6%)
Allentown Commmercial & Industrial Development Revenue, Diocese of Allentown, 3.59% (a), 12/1/29, LOC Wachovia Bank N.A.	3,000	3,000
Benzinger Township Hospital Authority, Elk Regional Health System, 3.59% (a), 12/1/30, LOC PNC Bank N.A.	1,400	1,400
College Township Industrial Authority, IDR, Ball Corp. Project, 3.67% (a), 11/1/11, LOC Bank One N.A.	4,500	4,500
Erie County Hospital Authority, Mercy Terrace Project, 3.62% (a), 8/1/18, LOC Chase Bank Of Texas N.A.	1,645	1,645
Luzerne County, IDR, YMCA Wilkes-Barre Project, 3.62% (a), 10/1/31, LOC PNC Bank N.A.	4,640	4,640
		15,185
South Carolina (3.5%)
Educational Facilities Authority Revenue, Private Nonprofit Institutions, Erskine College Project, 3.62% (a), 10/1/23, LOC Bank of America N.A.	5,200	5,200
Jobs Economic Development Authority Revenue, Sister of Charity Hospitals, 3.60% (a), 11/1/32, LOC Wachovia Bank N.A.	8,300	8,300
Piedmont Municipal Power Agency, Electric Revenue, Sub Series B-3, 3.57% (a), 1/1/34, AMBAC, SPA JP Morgan Chase Bank	175	175
Piedmont Municipal Power Agency, Electric Revenue, Sub Series B-6, 3.57% (a), 1/1/31, MBIA, SPA Dexia Credit Local	665	665
Piedmont Municipal Power Agency, Electric Revenue, Sub Series B-1, 3.57% (a), 1/1/34, MBIA, SPA Dexia Credit Local	560	560
		14,900
Tennessee (1.3%)
Clarksville Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, 3.64% (a), 7/1/31, LOC Bank of America N.A.	100	100
Montgomery County Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 3.57% (a), 11/1/27, LOC Bank of America N.A.	3,400	3,400

See notes to financial statements.

15

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands, Except for Shares)

Security Description	Amount	Principal Value
Sumner County, School Capital Outlay, Series B, 3.56% (a), 6/1/07, LOC Suntrust Bank	$2,100	$2,100
		5,600
Texas (8.0%)
Capital Area Cultural Education Facilities Corp. Revenue, Roman Catholic Diocese, 3.56% (a), 4/1/45, LOC Wachovia Bank N.A.	2,700	2,700
Gulf Coast Industrial Development Authority, Exempt Facilities Industrial Revenue, BP Global Power Corp. Project, 3.66% (a), 4/1/38, AMT	13,940	13,940
Harris County Health Facilities Development Corp. Revenue, YMCA, Greater Houston Area, 3.65% (a), 7/1/37, LOC JP Morgan Chase Bank	2,300	2,300
Hockley County Industrial Development Corp. Pollution Control Revenue, Amoco Project, STD Oil Co., 3.65% (a), 3/1/14	5,000	5,003
State, TRAN, 4.50%, 8/31/07	10,000	10,075
		34,018
Utah (2.1%)
Emery County Pollution Control Revenue, Pacificorp Project, 3.63% (a), 7/1/15, LOC BNP Paribas	2,400	2,400
Intermountain Power Agency, Power Supply Revenue, Series E, 3.53% (a), 7/1/14, AMBAC, SPA Landesbank Hessen	6,500	6,500
		8,900
Wisconsin (6.5%)
Ashland School District, TRAN, 3.75%, 8/30/07	4,300	4,303
Bonduel School District, TRAN, 3.75%, 8/24/07	1,200	1,200
Evansville, IDR, Stoughton Trailers, Inc., 3.80% (a), 12/1/08, LOC Bank One Milwaukee N.A., AMT	5,980	5,980
Fitchburg, IDR, 3.80% (a), 12/1/18, LOC Bank One Wisconsin, AMT	1,850	1,850
Fort Atkinson, IDR, Lorman Iron & Metal, 3.90% (a), 12/1/11, LOC Bank One N.A., AMT	890	890
Lawrence, IDR, R. Lewis & R. Lewis LLC Project, 3.80% (a), 8/1/27, LOC Bank One N.A., AMT	1,000	1,000
Northland Pines School District, TRAN, 3.70%, 10/9/07	5,000	5,004
River Falls, IDR, Quadion Corporate Project, 3.69% (a), 11/1/14, LOC U.S. Bank, AMT	1,055	1,055
Rolling, IDR, Kretz Lumberg, Inc. Project, 3.80% (a), 11/1/11, LOC Bank One Wisconsin, AMT	2,410	2,410
Two Rivers Public School District, TRAN, 3.70%, 9/28/07	4,000	4,002
		27,694
Wyoming (4.5%)
Lincoln County Pollution Control Revenue, Exxon Project, 3.60% (a), 8/1/15	3,700	3,700
Sublette County Pollution Control Revenue, Exxon Project, 3.60% (a), 11/1/14	15,400	15,400
		19,100
Total Municipal Bonds (Amortized Cost $401,065)		401,065

See notes to financial statements.

16

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2006

(Amounts in thousands, Except for Shares)

Security Description	Shares/ Amount	Principal Value
Commercial Paper (5.6%)
Colorado (2.4%)
Lower Colorado River, TECP, 3.55%, 12/6/06	$10,000	$10,000
Massachusetts (2.0%)
Massachusetts Health And Education, TECP, 3.50%, 12/12/06	8,500	8,500
Nevada (1.2%)
Clark County, TECP, 3.58%, 2/7/07	5,300	5,300
Total Commercial Paper (Amortized Cost $23,800)		23,800
Investment Companies (0.1%)
AIM Tax Free Money Market Fund, 3.37% (b),	142,289	142
Total Investment Companies (Cost $142)		142
Total Investments (Cost $425,007) (c) — 99.8%		425,007
Other assets in excess of liabilities — 0.2%		1,058
NET ASSETS — 100.0%		$426,065

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  Represents yield as of October 31, 2006.

(c)  Represents cost for financial reporting and federal income tax purposes.

AMBAC — Insured by American Municipal Bond Insurance Corp.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FNMA — Insured by Federal National Mortgage Association

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

LP — Limited Partnership

MBIA — Insured by Municipal Bond Insurance Organization

SPA — Standby Purchase Agreement

TECP — Tax-Exempt Commercial Paper

TRAN — Tax and Revenue Anticipation Note

See notes to financial statements.

17

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (95.8%)
Florida (0.8%)
Pinellas County, Health Facilities Authority Revenue, Hospital Facilities, Bayfront Hospital, Series A, 3.64% (a), 7/1/36, LOC Suntrust Bank	$3,640	$3,640
Ohio (95.0%)
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Facilities, Summa Health Systems, Series B, 3.60% (a), 11/1/34, LOC Bank One N.A.	1,600	1,600
Allen County, GO, 5.00%, 12/1/06, AMBAC	1,375	1,377
Ashland Water Systems Improvement Notes, GO, 4.25%, 10/18/07	2,400	2,413
Athens County, Port Authority Housing Revenue, Housing for Ohio Income Project, 3.62% (a), 6/1/32, LOC Wachovia Bank N.A.	15,300	15,300
Belmont County, Sanitation & Sewer Improvement, GO, BAN, 4.25%, 3/14/07 (b)	1,600	1,604
Blue Ash, GO, BAN 3.75%, 11/14/06	1,500	1,500
4.00%, 11/13/07 (c)	1,000	1,003
Bowling Green, IDR, Lamson & Sessions Project, 3.65% (a), 8/1/09, LOC Harris Trust & Savings Bank, AMT	600	600
Bucyrus City School District, Street Improvement, GO, BAN, 4.65%, 3/13/07	6,575	6,600
Butler County Revenue, Lakota Family YMCA, 3.59% (a), 5/1/27, LOC PNC Bank N.A.	2,100	2,100
Butler County, Capital Funding Revenue CCAO Low Cost Capital, Series A, 3.58% (a), 6/1/35, LOC U.S. Bank N.A.	150	150
Butler County, Health Care Facilities Revenue 3.58% (a), 9/1/22, LOC Fifth Third Bank	2,600	2,600
3.60% (a), 7/1/24, LOC U.S. Bank N.A.	3,750	3,750
Butler County, Hospital Facilities Revenue, 3.58% (a), 11/1/17, LOC U.S. Bank N.A.	3,040	3,040
Butler County, Limited Tax, GO, BAN Series C 4.50%, 9/20/07	2,750	2,771
4.50%, 9/20/07, AMT	1,000	1,007
Cambridge Hospital Facilities Revenue, Regional Medical Center Project, 3.60% (a), 12/1/21, LOC National City Bank	900	900
Centerville Health Care Revenue, Bethany Lutheran, 3.62% (a), 11/1/13, LOC National City Bank	3,550	3,550
Clark County, GO, BAN, 3.65%, 11/28/06	3,900	3,900
Clermont County, IDR, Buriot International Income Project, 3.65% (a), 6/1/17, LOC Lasalle Bank N.A., AMT	2,785	2,785
Cleveland Airport System Revenue Series D 3.62% (a), 1/1/27, LOC Westdeutsche Landesbank AG, AMT	23,935	23,935
Series C 3.59% (a), 1/1/31, FSA	20,000	20,000
Cleveland Waterworks Revenue, Series L, 3.54% (a), 1/1/33, FGIC, SPA Westdeutshe Landesbank	2,300	2,300
Clinton County, Airport Facilities Revenue, 3.57% (a), 6/1/11, LOC Wachovia Bank N.A.	11,800	11,800

See notes to financial statements.

18

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Clinton Massie Local School District, GO, BAN, School Construction, 3.62%, 11/21/06	$6,539	$6,540
Columbus Regional Airport Authority Revenue, Capital Funding, OASBO Program, Series A, 3.58% (a), 3/1/34, LOC U.S. Bank N.A.	10,050	10,050
Columbus Regional Airport Authority Revenue, Capital Funding, Pooled Financing Program, Series A, 3.58% (a), 1/1/30, LOC U.S. Bank N.A.	3,500	3,500
Columbus, GO, Series 1, 3.52% (a), 12/1/17, SPA Westdeutsche Landesbank AG	100	100
Coshocton County, Health Care Facilities Revenue, Hartville Homes, Inc. Project, 3.75% (a), 9/1/20, LOC Bank One N.A.	2,175	2,175
Coshocton County, Memorial Hospital Project Revenue, 3.75% (a), 3/1/17, LOC Bank One Columbus N.A.	2,300	2,300
Cuyahoga County Hospital Revenue, University Hospital Cleveland, 3.60% (a), 1/1/16, LOC JP Morgan Chase Bank	500	500
Cuyahoga County, Health Care Facilities Revenue, Devon Oaks Project, 3.58% (a), 2/1/34, LOC ABN AMRO Bank	6,250	6,250
Cuyahoga County, Health Care Facilities Revenue, Jennings Center Older Project, 3.64% (a), 11/1/23, LOC Fifth Third Bank	2,400	2,400
Cuyahoga County, Hospital Facilities Revenue, Sisters Charity Health Systems, 3.60% (a), 11/1/30, LOC National City Bank	4,060	4,060
Cuyahoga County, IDR, Horizon Activities Centers Project, 3.70% (a), 7/1/25, LOC U.S. Bank N.A.	935	935
Cuyahoga County, IDR, Landerhaven Executive Project, 3.87% (a), 12/1/08, LOC U.S. Bank N.A., AMT	1,245	1,245
Cuyahoga County, IDR, Progressive Plastics Project, 3.90% (a), 11/1/13, LOC Bank One Columbus N.A., AMT	640	640
Cuyahoga County, IDR, Watt Printing Co. Project, 3.75% (a), 4/1/16, LOC National City Bank, AMT	1,530	1,530
Deerfield Township, GO, BAN, 3.40%, 11/30/06	3,210	3,210
Eastlake, IDR, Astro Model Development Project, 3.80% (a), 9/1/16, LOC National City Bank, AMT	1,120	1,120
Englewood, IDR, YMCA Dayton Project, Series A, 3.75% (a), 3/1/27, LOC Bank One N.A.	3,770	3,770
Erie County, Health Care Facilities Revenue, Series B, 3.62% (a), 10/1/21, LOC Bank One N.A.	4,005	4,005
Franklin County, EDR, Columbus Electric Funded Project, 3.60% (a), 4/1/21, LOC Bank One N.A.	1,420	1,420
Franklin County, Health Care Facilities Revenue, 3.70% (a), 11/1/19, LOC National City Bank	1,810	1,810
Franklin County, Health Care Facilities Revenue, Friendship Village Dublin, Series B, 3.57% (a), 11/1/34, LOC Lasalle National Bank N.A.	4,000	4,000
Franklin County, Hospital Revenue, Children's Hospital Project, Series B, 3.69% (a), 12/1/14, SPA Bank One Columbus N.A.	6,800	6,800
Franklin County, IDR, Bricker & Eckler, 3.78% (a), 11/1/14, LOC Bank One Columbus N.A.	600	600
Franklin County, Multifamily Revenue, Golf Pointe Apartments Project, Series A, 3.62% (a), 1/1/34, LOC Lasalle National Bank, AMT	2,785	2,785
Franklin County, Multifamily Revenue, Hanover Ridge Apartments, 3.65% (a), 12/15/30, FNMA, AMT	1,450	1,450

See notes to financial statements.

19

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Franklin County, Trinity Health Credit-C-1, 3.58% (a), 12/1/38, FGIC, SPA U.S. Bank N.A.	$3,360	$3,360
Geauga County, Health Care Facilities Revenue, Montefiore Housing Corp. Project, 3.64% (a), 1/1/26, LOC Fifth Third Bank	5,220	5,220
Grove City, Multifamily Revenue, Regency Arms Apartments, 3.64% (a), 6/15/30, FNMA, AMT	11,070	11,070
Hamilton County Parking System Revenue, 3.56% (a), 12/1/26, LOC U.S. Bank	4,000	4,000
Hamilton County, EDR,, 3.62% (a), 11/1/21, LOC Fifth Third Bank	3,100	3,100
Hamilton County, EDR, Boys/Girls Club, Inc. Project, 3.62% (a), 12/1/28, LOC PNC Bank N.A.	2,400	2,400
Hamilton County, EDR, Samuel W. Bell Home Project, 3.60% (a), 4/1/22, LOC U.S. Bank N.A.	2,820	2,820
Hamilton County, Health Care Facilites Revenue, Sisters of Charity Senior Care, 3.62% (a), 8/1/27, LOC Fifth Third Bank	3,945	3,945
Hamilton County, Health Care Facilities Revenue, Ronald McDonald House Project, 3.58% (a), 5/1/15, LOC Fifth Third Bank	2,565	2,565
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 3.56% (a), 5/15/28, LOC Chase Manhattan Bank	1,000	1,000
Hamilton County, Hospital Revenue, Beechwood Home Project, 3.60% (a), 7/1/22, LOC U.S. Bank N.A.	5,500	5,500
Hamilton Multifamily Housing Revenue, Series A, 3.59% (a), 1/1/30, LOC Bank One Indiana N.A.	6,622	6,622
Hamilton Multifamily Housing Revenue, Affordable Housing, Series B, 3.59% (a), 1/1/35, LOC Federal Home Loan Bank	1,920	1,920
Hamilton Real Estate, GO, BAN, 3.80%, 9/14/07	855	855
Hamilton, GO, BAN, 4.50%, 9/14/07	3,000	3,020
Henry County, GO, BAN, 4.25%, 3/22/07	3,305	3,313
Hilliard, IDR, National Sign, 3.80% (a), 12/1/19, LOC Bank One N.A., AMT	2,290	2,290
Huron County, IDR, American Baler Project, 3.68% (a), 4/1/11, LOC Bank One Indianapolis, AMT	725	725
Lancaster Street Improvement, GO, BAN, 4.25%, 10/17/07	1,000	1,006
Leipsic, IDR, Patrick Products, Inc. Project, 3.80% (a), 6/1/11, LOC Bank One N.A., AMT	2,280	2,280
Licking County, Career & Technology Education Centers, School Facilities Construction, GO, BAN, 4.50%, 9/12/07	1,100	1,107
Licking County, Health Care Facilities Revenue, 3.57% (a), 11/1/33, LOC Bank Of Scotland	5,000	5,000
Lima Hospital Revenue, Lima Memorial Hospital Project, 3.66% (a), 6/1/33, LOC Bank One N.A.	2,300	2,300
Lorain County, IDR, Malt Properties Ltd. Project, 3.74% (a), 4/1/34, LOC Bank One N.A., AMT	5,084	5,084
Lucas County, IDR, American Capital Properties, 3.70% (a), 10/1/18, LOC National City Bank, AMT	3,405	3,405
Lucas County, IDR, Lott Industries, Inc. Project, 3.65% (a), 8/1/21, LOC National City Bank	3,605	3,605
Mahoning County, EDR, Family YMCA, St. Elizabeth, 3.65% (a), 5/1/21, LOC National City Bank	2,600	2,600
Marion County, Hospital Revenue, Pooled Leasing Program, 3.59% (a), 8/1/20, LOC Bank One N.A.	405	405

See notes to financial statements.

20

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Mark Milford Hicksville Community Memorial Hospital, 3.58% (a), 12/1/37, LOC Fifth Third Bank	$2,000	$2,000
Mentor, Street Improvement, GO, BAN, 4.50%, 9/14/07	2,500	2,519
Miami East Local School District, School Construction, GO, BAN, 4.13%, 6/7/07	2,000	2,004
Monroe County, Income Tax Corridor 75, 3.65% (a), 12/1/18, LOC Bank of Montreal & Provident Bank	2,000	2,000
Montgomery County, EDR, Benjamin & Marian Project Series A
3.65%(a), 4/1/11, LOC National City Bank	1,700	1,700
Series B 3.65%(a), 8/1/16, LOC National City Bank	5,730	5,730
Montgomery County, Health Care Facilities Revenue, Kettering Affiliated Project, 3.66% (a), 5/1/22, LOC Bank One N.A.	2,500	2,500
Montgomery County, IDR, Citywide Development Corp. Project, 3.80% (a), 12/1/13, LOC Bank One Dayton N.A., AMT	1,540	1,540
Montgomery County, IDR, Town Centers Ltd. Partner Project, 4.10% (a), 11/15/16, LOC National City Bank	1,740	1,740
Montgomery County, Multifamily Housing Revenue, Cambridge Commons Apartments, Series A, 3.64% (a), 4/1/38, LOC Federal Home Loan Bank	4,125	4,125
Morrow County, Courthouse, GO, BAN, 4.25%, 1/23/07	1,000	1,002
Mount Vernon, BAN, 4.38%, 3/22/07	3,000	3,008
North Baltimore Local School District, School Improvement, GO, BAN, 4.10%, 12/14/06	2,320	2,322
Ohio State University, General Receipts, 3.63% (a), 12/1/26, FSA, SPA Dexia Bank	2,600	2,600
Olmsted Falls, Fire Station Improvement, BAN, 3.90%, 10/18/07	1,330	1,333
Parma Heights, Street Improvement, BAN, 3.70%, 9/20/07	784	784
Penta County Career Center, TAN, 4.25%, 3/1/07	8,000	8,019
Perrysburg, GO, BAN, 3.65%, 11/9/06	1,510	1,510
Portage County, Health Care Facilities Revenue, Coleman Professional Services, 3.75% (a), 12/1/22, LOC Bank One N.A.	3,860	3,860
Reading, IDR, General Tool Co. Project, 3.70% (a), 3/1/08, LOC Bank of Montreal & Provident Bank, AMT	1,165	1,165
Ross County, Hospital Revenue, Refunding & Improvement Facilities, Adena Project, 3.60% (a), 12/1/35, CIFG SPA Landesbank Hessen	4,450	4,450
Sharonville, IDR, Edgecomb Metals Co. Project, 3.57% (a), 11/1/09, LOC Wells Fargo Bank N.A.	900	900
Solon, IDR, JTM Products, Inc. Project, 3.70% (a), 6/1/21, LOC National City Bank, AMT	2,895	2,895
State Air Quality Development Authority Revenue, AK Steel, Series A, 3.66% (a), 6/1/24, LOC ABN AMRO Bank, AMT	9,000	9,000
State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison, Series C, 3.65% (a), 6/1/23, LOC Wachovia Bank N.A.	1,300	1,300
State EDR, YMCA Greater Cincinnati Project, 3.63% (a), 11/1/21, LOC Bank One N.A.	3,220	3,220
State Environmental Improvement Revenue, Newark Group Industrial Income Project, 3.60% (a), 12/1/26, LOC JP Morgan Chase Bank	2,000	2,000

See notes to financial statements.

21

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Higher Educational Facility Commission Revenue, Malone College, 3.65% (a), 4/1/09, LOC National City Bank	$6,000	$6,000
State Higher Educational Facility Commission Revenue, Pooled Financing, 3.66% (a), 12/1/16, LOC Fifth Third Bank	570	570
State Higher Educational Facility Commission Revenue, Wilmington College, 3.75% (a), 10/1/11, LOC Fifth Third Bank	1,275	1,275
State Housing Finance Agency Revenue, Residential Mortgage, 3.61% (a), 9/1/35, FHA SPA FHLB	2,200	2,200
State Housing Finance Agency, Mortgage Revenue, Residential Mortgage, Series B2, 3.58% (a), 9/1/35, FHA, SPA FHLB	7,490	7,490
State Housing Finance Agency, Multifamily Revenue, Chambrel at Montrose, Series F, 3.58% (a), 11/15/32, FNMA	11,451	11,451
State Pollution Control Revenue, Sohio Air Project, 3.63% (a), 5/1/22	100	100
State Solid Waste Revenue, BP Chemical, Inc. Project, 3.65% (a), 8/1/34	100	100
State Solid Waste Revenue, BP Exploration & Oil Project, 3.65% (a), 2/1/33	4,520	4,520
State Water Development Authority, Pollution Control Facilities Revenue, First Energy General Corp., Series A, 3.64% (a), 5/15/19, LOC Barclays Bank PLC	11,800	11,800
Summit County Revenue, Neighborhood Development Corp., 3.70% (a), 6/1/24, LOC National City Bank	1,000	1,000
Summit County, IDR, Arlington Plaza Project, 3.85% (a), 9/1/15, LOC U.S. Bancorp	1,435	1,435
Summit County, IDR, Atlas Steel Project, 3.75% (a), 6/1/10, LOC National City Bank, AMT	1,625	1,625
Summit County, IDR, Delco Corp. Project, 3.80% (a), 6/1/16, LOC National City Bank, AMT	300	300
Summit County, IDR, Fiocca, Inc. Project, 3.70% (a), 6/1/16, LOC Fifth Third Bank, AMT	1,435	1,435
Summit County, IDR, VMS Development Project, 3.70% (a), 7/1/18, LOC National City Bank, AMT	2,125	2,125
Toledo-Lucas County, 3.62% (a), 12/1/06, LOC Wachovia Bank N.A.	2,800	2,800
Toledo-Lucas County Port Authority, Series C, 3.57% (a), 5/15/38, LOC Sovereign Bank & Bank of Nova Scotia	3,450	3,450
Toledo-Lucas County Port Authority, EDR, St. Francis DeSales High School, 3.58% (a), 8/1/25, LOC Fifth Third Bank	5,780	5,780
Trumbull County, IDR, 3.90% (a), 10/1/19, LOC Bank One Columbus N.A., AMT	1,930	1,930
University of Akron General Receipts, 3.56% (a), 1/1/29, FGIC, SPA Dexia Credit Local	6,550	6,550
University of Cincinnati, General Receipts, Series B, 3.56% (a), 6/1/31, AMBAC, SPA Bayerische Landesbank	8,550	8,550
Upper Arlington City School District, Energy Conservation Notes, GO, 3.71%, 11/2/06	1,230	1,230
Upper Arlington, GO, BAN, 4.00%, 1/8/07	3,072	3,076
Van Wert County, IDR, Kennedy Manufacturing Co., 3.80% (a), 11/1/17, LOC Bank One N.A., AMT	750	750
Warren County, IDR, Lindsey Steel Processing, 3.70% (a), 8/1/07, LOC US Bank N.A., AMT	455	455
Washington County, Hospital Revenue, Marietta Area Health, 3.58% (a), 12/1/26, LOC Fifth Third Bank	4,470	4,470

See notes to financial statements.

22

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2006

(Amounts in Thousands)

Security Description	Principal Amount	Value
Wayne County, Health Care Facilities Revenue, West View Manor Project, 3.62% (a), 9/1/21, LOC Fifth Third Bank	$3,850	$3,850
Westerville Electric System Improvement Notes, GO, 4.50%, 9/20/07	1,575	1,587
Westlake, IDR, Logan Westlake Project, 3.75% (a), 6/1/16, LOC Fifth Third Bank, AMT	1,050	1,050
Wood County, IDR, Jerl Machine Project, 3.65% (a), 9/1/16, LOC Fifth Third Bank, AMT	770	770
Woodlawn, EDR, Goodwill Industrial Project
3.60% (a), 11/1/20, LOC U.S. Bank N.A.	5,370	5,370
3.60% (a), 11/1/20, LOC U.S. Bank N.A.	3,000	3,000
Woodlawn, IDR, Southland Properties LLC Project, 3.70% (a), 6/1/08, LOC Provident Bank & Bank of Montreal, AMT	495	495
		464,112
Total Municipal Bonds (Amortized Cost $467,752)		467,752
Commercial Paper (4.0%)
Ohio (4.0%)
Ohio State University, TECP, Series C 3.48%, 12/1/06	10,000	10,000
3.48%, 12/6/06	9,500	9,500
Total Commercial Paper (Amortized Cost $19,500)		19,500
Total Investments (Amortized Cost $487,252) (d) — 99.8%		487,252
Other assets in excess of liabilities — 0.2%		1,179
NET ASSETS — 100.0%		$488,431

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Security purchased on a when-issued basis.

(d)  Represents cost for financial reporting and federal income tax purposes.

AMBAC — Insured by American Municipal Bond Insurance Corp.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

CIFG — County IXIS Financial Guaranty

EDR — Economic Development Revenue

FGIC — Insured by Financial Guaranty Insurance Co.

FHA — Federal Housing Administration

FNMA — Federal National Mortgage Association

FSA — Insured by Federal Security Assurance

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

TAN — Tax Anticipation Note

TECP — Tax-Exempt Commercial Paper

See notes to financial statements.

23

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Gradison Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
ASSETS:
Investments, at amortized cost	$1,676,033	$685,316	$314,266
Repurchase agreements, at value (a)	—	318,100	151,800
Total Investments	1,676,033	1,003,416	466,066
Cash	49	70	45
Interest and dividends receivable	3,254	4,637	1,989
Prepaid expenses	2	6	11
Total Assets	1,679,338	1,008,129	468,111
LIABILITIES:
Payable for investments purchased	245,581	15,995	4,999
Distributions payable	1,422	312	1,851
Accrued expenses and other payables:
Investment advisory fees	468	292	202
Administration fees	111	82	39
Custodian fees	23	16	8
Accounting fees	30	1	—
Transfer agent fees	77	51	15
Chief Compliance Officer fees	4	1	1
Trustee fees	8	8	5
Shareholder servicing fees	254	209	—
Other accrued expenses	206	66	36
Total Liabilities	248,184	17,033	7,156
NET ASSETS:
Capital	1,430,947	990,963	460,896
Accumulated undistributed net investment income	207	133	60
Accumulated undistributed net realized gain (loss) from investment transactions	—	—	(1)
Net Assets	$1,431,154	$991,096	$460,955
Net Assets:
Class A Shares	—	$991,096	$460,955
Trust Shares	$180,866	—	—
Select Shares	1,250,288	—	—
Total	$1,431,154	$991,096	$460,955
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	—	990,988	460,789
Trust Shares	180,794	—	—
Select Shares	1,249,964	—	—
Total	1,430,758	990,988	460,789
Net asset value, offering & redemption price per share:
Class A Shares	—	$1.00	$1.00
Trust Shares	$1.00	—	—
Select Shares	$1.00	—	—

(a) Value is equal to amortized cost

See notes to financial statements.

24

  Statements of Assets and Liabilities — continued
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$425,007	$487,252
Cash	86	53
Interest and dividends receivable	1,543	2,704
Prepaid expenses	16	11
Total Assets	426,652	490,020
LIABILITIES:
Payable for investments purchased	—	1,003
Distributions payable	273	171
Accrued expenses and other payables:
Investment advisory fees	126	190
Administration fees	35	41
Custodian fees	7	8
Accounting fees	1	2
Transfer agent fees	15	17
Chief Compliance Officer fees	1	1
Trustee fees	4	5
Shareholder servicing fees	90	105
Other accrued expenses	35	46
Total Liabilities	587	1,589
NET ASSETS:
Capital	426,111	488,361
Accumulated net investment income	66	76
Accumulated net realized gain (loss) from investment transactions	(112)	(6)
Net Assets	$426,065	$488,431
Net Assets:
Class A Shares	426,065	488,431
Total	$426,065	$488,431
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	426,113	488,360
Total	426,113	488,360
Net asset value, offering & redemption price per share:
Class A Shares	$1.00	$1.00

See notes to financial statements.

25

  Statements of Operations
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	Gradison Government Reserves	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$69,496	$47,037	$22,127
Total Income	69,496	47,037	22,127
Expenses:
Investment advisory fees	5,932	3,418	2,294
Administration fees	1,351	891	419
Shareholder servicing fees — Class A Shares	—	2,442	—
Shareholder servicing fees — Select Shares	3,237	—	—
Accounting fees	109	82	80
Custodian fees	262	195	103
Transfer agent fees	86	199	51
Transfer agent fees — Trust Shares	16	—	—
Transfer agent fees — Select Shares	179	—	—
Trustees' fees	134	99	52
Chief Compliance Officer fees	50	30	14
Legal and audit fees	382	271	112
Other expenses	230	102	79
Total expenses	11,968	7,729	3,204
Expenses waived/reimbursed by Adviser	(63)	(41)	(19)
Net Expenses	11,905	7,688	3,185
Net investment income	57,591	39,349	18,942
Realized/Unrealized Gains from Investment Transactions
Net realized gains (losses) from investment transactions	5	—	(1)
Net increase from payments by affiliates for reimbursement of prior year expenses	202	133	60
Change in net assets resulting from operations	$57,798	$39,482	$19,001

See notes to financial statements.

26

  Statements of Operations — continued
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$15,236	$17,525
Dividend income	44	—
Total Income	15,280	17,525
Expenses:
Investment advisory fees	1,589	2,356
Administration fees	414	477
Shareholder servicing fees — Class A Shares	1,135	1,309
Accounting fees	78	79
Custodian fees	93	105
Transfer agent fees	66	75
Trustees' fees	50	59
Chief Compliance Officer fees	14	15
Legal and audit fees	123	144
Other expenses	52	62
Total expenses	3,614	4,681
Expenses waived/reimbursed by Adviser	(21)	(24)
Net Expenses	3,593	4,657
Net investment income	11,687	12,868
Realized/Unrealized Gains from Investment Transactions
Net realized gains (losses) from investment transactions	(11)	—	(a)
Net increase from payments by affiliates for reimbursement of prior year expenses	66	76
Change in net assets resulting from operations	$11,742	$12,944

(a)  Rounds to less than $1,000.

See notes to financial statements.

27

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Gradison Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$57,591	$42,874	$39,349	$21,858
Net realized gains (losses) from investment transactions	5	4	—	—
Net increase from payments by affiliates for reimbursement of prior year expenses	202	—	133	—
Change in net assets resulting from operations	57,798	42,878	39,482	21,858
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(39,349)	(21,849)
Trust Shares	(7,779)	(5,332)	—	—
Class C Shares	—	— (a)	—	—
Select Shares	(49,816)	(37,554)	—	—
Change in net assets resulting from distributions to shareholders	(57,595)	(42,886)	(39,349)	(21,849)
Change in net assets from capital transactions:	(142,163)	(1,388,057)	(22,998)	(252,308)
Change in net assets:	(141,960)	(1,388,065)	(22,865)	(252,299)
Net Assets:
Beginning of period:	1,573,114	2,961,179	1,013,961	1,266,260
End of period:	$1,431,154	$1,573,114	$991,096	$1,013,961
Accumulated undistributed net investment income	$207	$4	$133	$1

(a)  Rounds to less than $1,000.

See notes to financial statements.

28

  Statements of Changes in Net Assets — continued
The Victory Portfolios

(Amounts in Thousands)

	Gradison Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Class A Shares
Proceeds from shares issued	$—	$—	$2,294,224	$3,467,715
Dividends reinvested	—	—	36,377	21,238
Cost of shares redeemed	—	—	(2,353,599)	(3,741,261)
Total Class A Shares	—	—	(22,998)	(252,308)
Trust Shares	—	—	—	—
Proceeds from shares issued	855,046	1,281,697	—	—
Dividends reinvested	13	10	—	—
Cost of shares redeemed	(864,317)	(1,307,733)	—	—
Total Trust Shares	(9,258)	(26,026)	—	—
Class C Shares
Proceeds from shares issued	—	1	—	—
Dividends reinvested	—	— (a)	—	—
Cost of shares redeemed	—	(81)	—	—
Total Class C Shares	—	(80)	—	—
Select Shares
Proceeds from shares issued	5,448,230	13,727,426	—	—
Dividends reinvested	43,224	36,265	—	—
Cost of shares redeemed	(5,624,359)	(15,125,642)	—	—
Total Select Shares	(132,905)	(1,361,951)	—	—
Change in net assets from capital transactions:	$(142,163)	$(1,388,057)	$(22,998)	$(252,308)
Share Transactions:*
Class A Shares
Issued	—	—	2,294,224	3,467,715
Reinvested	—	—	36,377	21,238
Redeemed	—	—	(2,353,599)	(3,741,261)
Total Class A Shares	—	—	(22,998)	(252,308)
Trust Shares
Issued	855,046	1,281,697	—	—
Reinvested	13	10	—	—
Redeemed	(864,317)	(1,307,733)	—	—
Total Trust Shares	(9,258)	(26,026)	—	—
Class C Shares
Issued	—	1	—	—
Reinvested	—	— (a)	—	—
Redeemed	—	(81)	—	—
Total Class C Shares	—	(80)	—	—
Select Shares
Issued	5,448,230	13,727,426	—	—
Reinvested	43,224	36,265	—	—
Redeemed	(5,624,359)	(15,125,642)	—	—
Total Select Shares	(132,905)	(1,361,951)	—	—
Change in shares:	(142,163)	(1,388,057)	(22,998)	(252,308)

(a)  Rounds to less than $1,000.

*  Share transactions are at net asset value of $1.00 per share.

Continued

See notes to financial statements.

29

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Financial Reserves Fund		Tax-Free Money Market Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$18,942	$9,610	$11,687	$7,278
Net realized gains (losses) from investment transaction	(1)	—	(11)	—
Net increase from payments by affiliates for reimbursement of prior year expenses	60	—	66	—
Change in net assets resulting from operations	19,001	9,610	11,742	7,278
Distributions to Shareholders:
From net investment income:
Class A Shares	(18,942)	(9,610)	(11,687)	(7,243)
Change in net assets resulting from distributions to shareholders	(18,942)	(9,610)	(11,687)	(7,243)
Change in net assets from capital transactions:	(21,038)	2,599	(22,400)	(150,287)
Change in net assets:	(20,979)	2,599	(22,345)	(150,252)
Beginning of period:	481,934	479,335	448,410	598,662
End of period:	$460,955	$481,934	$426,065	$448,410
Accumulated undistributed net investment income:	$60	$—	$66	$1
Capital Transactions:
Class A Shares
Proceeds from shares issued	$854,103	$833,778	$1,289,529	$1,577,489
Dividends reinvested	321	166	8,828	6,204
Cost of shares redeemed	(875,462)	(831,345)	(1,320,757)	(1,733,980)
Total Class A Shares	(21,038)	2,599	(22,400)	(150,287)
Change in net assets from capital transactions:	$(21,038)	$2,599	$(22,400)	$(150,287)
Share Transactions:*
Class A Shares
Issued	854,103	833,778	1,289,529	1,577,489
Reinvested	321	166	8,828	6,204
Redeemed	(875,462)	(831,345)	(1,320,757)	(1,733,980)
Total Class A Shares	(21,038)	2,599	(22,400)	(150,287)
Change in shares:	(21,038)	2,599	(22,400)	(150,287)

*  Share transaction are at net assets value of $1.00 per share.

Continued

See notes to financial statements.

30

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Ohio Municipal Money Market Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$12,868	$7,662
Net realized gains from investment transaction:	— (a)	— (a)
Net increase from payments by affiliates for reimbursement of prior year expenses	76	—
Change in net assets resulting from operations	12,944	7,662
Distributions to Shareholders:
From net investment income:
Class A Shares	(12,868)	(7,652)
Change in net assets resulting from distributions to shareholders	(12,868)	(7,652)
Change in net assets from capital transactions:	(55,070)	(14,651)
Change in net assets:	(54,994)	(14,641)
Beginning of period:	543,425	558,066
End of period:	$488,431	$543,425
Accumulated undistributed net investment income:	$76	$—
Capital Transactions::
Class A Shares
Proceeds from shares issued	$1,093,817	$1,224,747
Dividends reinvested	10,952	6,870
Cost of shares redeemed	(1,159,839)	(1,246,268)
Total Class A Shares	(55,070)	(14,651)
Change in net assets from capital transactions:	$(55,070)	$(14,651)
Share Transactions:*
Class A Shares
Issued	1,093,817	1,224,747
Reinvested	10,952	6,870
Redeemed	(1,159,839)	(1,246,268)
Total Class A Shares	(55,070)	(14,651)
Change in shares:	(55,070)	(14,651)

(a)  Rounds to less than $1,000.

*  Share transaction are at net assets value of $1.00 per share

See notes to financial statements.

31

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized Gains/Losses from Investments		Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return
Gradison Government Reserves Fund — Trust Shares
Year Ended 10/31/02	$1.000	0.015	—		(0.015)	$1.000	1.48%
Year Ended 10/31/03	$1.000	0.008	—		(0.008)	$1.000	0.76%
Year Ended 10/31/04	$1.000	0.007	—		(0.007)	$1.000	0.70%
Year Ended 10/31/05	$1.000	0.022	—	(a)	(0.022)	$1.000	2.22%
Year Ended 10/31/06	$1.000	0.041	—	(a)	(0.041)	$1.000	4.21%
Gradison Government Reserves Fund — Select Shares
Year Ended 10/31/02	$1.000	0.012	—		(0.012)	$1.000	1.21%
Year Ended 10/31/03	$1.000	0.005	—		(0.005)	$1.000	0.50%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.43%
Year Ended 10/31/05	$1.000	0.019	—	(a)	(0.019)	$1.000	1.94%
Year Ended 10/31/06	$1.000	0.039	—	(a)	(0.039)	$1.000	3.95%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/02	$1.000	0.013	—		(0.013)	$1.000	1.27%
Year Ended 10/31/03	$1.000	0.006	—		(0.006)	$1.000	0.56%
Year Ended 10/31/04	$1.000	0.005	—		(0.005)	$1.000	0.49%
Year Ended 10/31/05	$1.000	0.021	—		(0.021)	$1.000	2.13%
Year Ended 10/31/06	$1.000	0.040	—		(0.040)	$1.000	4.12%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/02	$1.000	0.014	—		(0.014)	$1.000	1.39%
Year Ended 10/31/03	$1.000	0.007	—		(0.007)	$1.000	0.67%
Year Ended 10/31/04	$1.000	0.006	—		(0.006)	$1.000	0.60%
Year Ended 10/31/05	$1.000	0.022	—		(0.022)	$1.000	2.23%
Year Ended 10/31/06	$1.000	0.041	—	(a)	(0.041)	$1.000	4.22%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/02	$1.000	0.009	—		(0.009)	$1.000	0.92%
Year Ended 10/31/03	$1.000	0.004	—		(0.004)	$1.000	0.43%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.39%
Year Ended 10/31/05	$1.000	0.014	—		(0.014)	$1.000	1.44%
Year Ended 10/31/06	$1.000	0.026	—	(a)	(0.026)	$1.000	2.61%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/02	$1.000	0.008	—		(0.008)	$1.000	0.78%
Year Ended 10/31/03	$1.000	0.003	—		(0.003)	$1.000	0.29%
Year Ended 10/31/04	$1.000	0.003	—		(0.003)	$1.000	0.28%
Year Ended 10/31/05	$1.000	0.013	—	(a)	(0.013)	$1.000	1.35%
Year Ended 10/31/06	$1.000	0.025	—	(a)	(0.025)	$1.000	2.49%

(a)  Less than $0.001 per share.

See notes to financial statements.

32

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios/Supplemental Data
	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income to Average Net Assets*
Gradison Government Reserves Fund — Trust Shares
Year Ended 10/31/02	$271,606	0.50%	1.46%	0.56%	1.40%
Year Ended 10/31/03	$260,102	0.53%	0.75%	0.57%	0.71%
Year Ended 10/31/04	$216,128	0.55%	0.68%	0.58%	0.65%
Year Ended 10/31/05	$190,104	0.58%	2.21%	0.62%	2.17%
Year Ended 10/31/06	$180,866	0.58%	4.13%	0.58%	4.13%
Gradison Government Reserves Fund — Select Shares
Year Ended 10/31/02	$3,555,362	0.77%	1.21%	0.82%	1.16%
Year Ended 10/31/03	$3,243,650	0.79%	0.50%	0.83%	0.46%
Year Ended 10/31/04	$2,744,971	0.81%	0.41%	0.85%	0.38%
Year Ended 10/31/05	$1,383,010	0.85%	1.80%	0.89%	1.76%
Year Ended 10/31/06	$1,250,288	0.84%	3.85%	0.84%	3.85%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/02	$2,185,918	0.77%	1.27%	0.77%	1.27%
Year Ended 10/31/03	$1,632,174	0.79%	0.57%	0.79%	0.57%
Year Ended 10/31/04	$1,266,260	0.81%	0.48%	0.81%	0.48%
Year Ended 10/31/05	$1,013,961	0.81%	2.08%	0.83%	2.06%
Year Ended 10/31/06	$991,096	0.79%	4.03%	0.79%	4.03%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/02	$658,425	0.68%	1.38%	0.68%	1.38%
Year Ended 10/31/03	$533,613	0.69%	0.67%	0.69%	0.67%
Year Ended 10/31/04	$479,335	0.70%	0.59%	0.70%	0.59%
Year Ended 10/31/05	$481,934	0.71%	2.19%	0.73%	2.17%
Year Ended 10/31/06	$460,955	0.69%	4.13%	0.69%	4.13%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/02	$654,011	0.78%	0.92%	0.78%	0.92%
Year Ended 10/31/03	$621,011	0.79%	0.43%	0.79%	0.43%
Year Ended 10/31/04	$598,662	0.81%	0.38%	0.81%	0.38%
Year Ended 10/31/05	$448,410	0.82%	1.39%	0.84%	1.37%
Year Ended 10/31/06	$426,065	0.79%	2.57%	0.79%	2.57%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/02	$851,037	0.93%	0.78%	0.93%	0.78%
Year Ended 10/31/03	$688,379	0.93%	0.30%	0.93%	0.30%
Year Ended 10/31/04	$558,066	0.91%	0.27%	0.96%	0.23%
Year Ended 10/31/05	$543,425	0.89%	1.33%	0.94%	1.28%
Year Ended 10/31/06	$488,431	0.89%	2.46%	0.89%	2.46%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

33

  Notes to Financial Statements
The Victory Portfolios  October 31, 2006

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Gradison Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund (collectively, the "Funds").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Gradison Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Gradison Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

On January 28, 2005, the Class C Shares of the Gradison Government Reserves Fund liquidated. On that date, the Fund redeemed all Class C Shares at net asset value as of 4:00 p.m. Eastern Time and distributed the cash proceeds to all Fund shareholders holding Class C Shares on that date.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods

34

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, which approximates value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. For financial reporting purposes, however transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2006, the Funds had outstanding "when-issued" purchase commitments with corresponding assets segregated as identified on the Schedule of Portfolio Investments.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers which the Fund's investment adviser deems creditworthy under guidelines approved by the Board of Trustees (the "Board"). Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of

Continued

35

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government, and government backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as shareholder servicing, transfer agent, state registration and printing fees.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Variable Insurance Funds (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. Prior to July 1, 2006, the annual rate was 0.018%.

Under the terms of the Investment Advisory Agreement, the investment advisory fee of the Gradison Government Reserves Fund is computed at an annual rate of 0.40% of the Fund's average daily net assets up to $3.0 billion, 0.30% of the Fund's average daily net assets between $3.0 billion and $3.5 billion, and 0.25% of the Fund's average daily net assets greater than $3.5 billion; the investment advisory fee of the Prime Obligations Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $1.5 billion, 0.30% of the Fund's average daily net assets between $1.5 billion and $2.0 billion, 0.25% of the Fund's average daily net assets between $2.0 billion and $2.5 billion, and 0.20% of the Fund's average daily net assets greater than $2.5 billion; the investment advisory fee of the Financial Reserves Fund is computed at an annual rate of 0.50% of the Fund's

Continued

36

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

average daily net assets; the investment advisory fee of the Tax-Free Money Market Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $600 million, 0.30% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion; and the investment advisory fee of the Ohio Municipal Money Market is computed at an annual rate of 0.45% of the Fund's average daily net assets up to $600 million, 0.35% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion. The Adviser may use its resources to assist the Funds' distribution and marketing expenses.

Effective July 1, 2006, VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts from in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective July 1, 2006, BISYS Fund Services Ohio, Inc. ("BISYS") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and BISYS. VCM pays BISYS a fee for providing these services. The Trust reimburses VCM and BISYS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to July 1, 2006, BISYS Ohio and the Adviser served as the Funds' co-administrators. For its services as co-administrator, BISYS Ohio was paid an annual fee of 0.0032% of the first $10 Billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser was paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets and 0.055% of all Trust assets exceeding $10 billion.

Prior to July 1, 2006, BISYS Ohio also served as Fund Accountant for the Funds'. Under the terms of the Fund Accounting Agreement, BISYS Ohio was entitled to transaction and multiple class charges, which were accrued daily and payable on a monthly basis, and standard fees of $100,000 annually per money market fund.

BISYS also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts'; plus 0.015% of the aggregate net assets of the Trusts' in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts' in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts' in excess of $20 billion. Prior to July 1, 2006, BISYS was entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund. In addition, BISYS is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser, but is an affiliate of BISYS.

The Distributor or financial institutions (directly or through the Distributor) may receive from all the Funds (other than the Trust Shares of the Gradison Government Reserves Fund and shares of the Financial Reserves Fund), pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange, and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2006 the Adviser earned $7,963 (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate

Continued

37

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Investment Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this Plan.

The Adviser, BISYS, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios. The amounts are not available to be recouped at a future time.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Operations and the Statements of Changes in Net Assets. Each of the Funds' total returns would have been reduced by 0.01% had the reimbursement not been made.

4.  Concentration of Credit Risk:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which might adversely affect municipalities and companies within the state of Ohio, than are other types of funds, that are not geographically concentrated to the same extent.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the period ended October 31, 2006, the Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trust pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for the fiscal year was as follows (dollar amounts in thousands):

Fund	Average Loan		Average Rate
Gradison Government Reserves Fund	149		5.34%
Prime Obligations Fund	53		5.60%
Financial Reserves Fund	—	(a)	5.59%
Tax-Free Money Market Fund	135		5.45%
Ohio Municipal Money Market Fund	24		5.43%

(a) Rounds to less then $1,000

As of October 31, 2006 the Funds had no loans outstanding with KeyCorp.

Prior to March 1, 2006, the Gradison Government Reserves Fund participated in a line of credit agreement with The Bank of New York ("BNY"). Under the agreement, this fund and the series portfolios of The Victory Institutional Funds ("VIF") had the ability to borrow up to $75 million. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. BNY did not receive a commitment fee. Effective March 1, 2006, the Gradison Government Reserves Fund participated in the KeyCorp short-term demand agreement as described in the preceding paragraph.

Continued

38

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions Paid From Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Gradison Government Reserves Fund	$56,486	$56,486	$—	$56,486
Prime Obligations Fund	38,096	38,096	—	38,096
Financial Reserves Fund	18,233	18,233	—	18,233
Tax-Free Money Market Fund	18	18	11,354	11,372
Ohio Municipal Money Market Fund	21	21	12,505	12,526

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.)(amounts in thousands):

	Distributions Paid From Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Gradison Government Reserves Fund	$44,303	$44,303	$—	$44,303
Prime Obligations Fund	22,792	22,792	—	22,792
Financial Reserves Fund	8,918	8,918	—	8,918
Tax-Free Money Market Fund	24	24	7,484	7,508
Ohio Municipal Money Market Fund	20	20	7,864	7,884

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Gradison Government Reserves Fund	$—	$5,352	$5,352	$(5,145)	$—	$207
Prime Obligations Fund	—	3,950	3,950	(3,817)	—	133
Financial Reserves Fund	—	1,944	1,944	(1,884)	(1)	59
Tax-Free Money Market Fund	1,074	—	1,074	(1,008)	(112)	(46)
Ohio Municipal Money Market Fund	1,202	—	1,202	(1,126)	(6)	70

Continued

39

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

As of October 31, 2006, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2007	2008		2009	2010		2011		2013		2014	Total
Financial Reserves Fund	$—	$—		$—	$—		$—	(a)	$—		$1	$1
Tax-Free Money Market Fund	27	71		3	—		—		—		11	112
Ohio Municipal Money Market Fund	6	—	(a)	—	—	(a)	—		—	(a)	—	6

(a) Rounds to less than $1,000.

7.  Subsequent Event

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and BISYS and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gradison Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (five portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2006

41

  Supplemental Information
The Victory Portfolios  October 31, 2006

  (Unaudited)

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemical Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (since 2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

42

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Interested Trustee*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

43

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

  (Unaudited)

Officers:

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 33	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002 – July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo, II, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004 – July 2005). CFO, Adviser Services, Gartmore Global (August 2003 – August 2004). Corporate Controller Gartmore Global (June 2000 – August 2003).

Mr. Christopher K. Dyer, 44	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 38	Treasurer	May 2006	Vice President, Fund Administration, BISYS.

Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Fund Administration, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

44

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30, 2006, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Expense Examples

As a shareholder of the Victory Portfolios, you incur ongoing costs, including management fees, shareholder service fees and and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Gradison Government Reserves Fund
Trust Shares	$1,000.00	$1,023.00	$2.85	0.56%
Select Shares	1,000.00	1,021.80	4.13	0.81%
Prime Obligations Fund
Class A Shares	1,000.00	1,022.60	3.98	0.78%
Financial Reserves Fund
Class A Shares	1,000.00	1,023.10	3.47	0.68%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,014.20	3.96	0.78%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,013.60	4.47	0.88%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

45

  Supplemental Information
The Victory Portfolios  October 31, 2006

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Gradison Government Reserves Fund
Trust Shares	$1,000.00	$1,022.38	$2.85	0.56%
Select Shares	1,000.00	1,021.12	4.13	0.81%
Prime Obligations Fund
Class A Shares	1,000.00	1,021.27	3.97	0.78%
Financial Reserves Fund
Class A Shares	1,000.00	1,021.78	3.47	0.68%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.27	3.97	0.78%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,020.77	4.48	0.88%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Portfolio Holdings

(As a Percentage of Total Investments)

Gradison Government Reserves Fund	Prime Obligations Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Continued

46

  Supplemental Information — continued
The Victory Portfolios  October 31, 2006

  (Unaudited)

Financial Reserves Fund	Tax Free Money Market Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Ohio Municipal Money Market Fund

Portfolio Holdings As a Percentage of Total Investments

Additional Federal Income Tax Information

For the period ended October 31, 2006, the following Funds designated tax-exempt income distributions (amounts in thousands):

Amount
Tax-Free Money Market Fund	$11,354
Ohio Municipal Money Market Fund	12,505

Continued

47

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48

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50

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51

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52

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

RMMAR (12/06)

October 31, 2006

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	26

Supplemental Information	27

Trustee and Officer Information	27

Proxy Voting and Form N-Q Information	30

Expense Examples	30

Additional Federal Income Tax Information	31

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

All the major equity market indices recorded solid double-digit year-to-date and trailing one-year returns for the periods ending October 31, 2006. Following a weak second quarter this year, equities posted the best quarter since the fourth quarter of 2004 and the best third quarter since 1998. Returns were strong for all capitalization sizes over the last twelve months, with value stocks outperforming growth. The fixed income market also rallied briskly in the third quarter after two consecutive periods of negative returns.

A number of positive factors have encouraged investors in recent months. The pace of economic growth moderated from unsustainable levels, while energy prices and the prices of a number of commodities have declined sharply. The Federal Open Market Committee left the Fed Funds Rate unchanged in its last two meetings after seventeen consecutive increases, and intermediate- and long-term interest rates have declined in response to slower economic growth and moderating inflation expectations. We now appear to be in an economic environment of stable growth, contained inflation and a Federal Reserve that is on hold for the time being.

Turning to the mutual fund industry, we recognize that that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, superior returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

• Experienced professionals who consistently employ a disciplined, market-tested investment process in their respective strategies.

• Chief investment officers for each investing style whose primary responsibility is to ensure their teams generate excess returns and minimize risk.

• A successful working relationship between investment professionals and research analysts who employ quantitative and qualitative research as part of the investment process.

• A commitment to individual accountability in meeting client expectations.

• A work environment that attracts, develops, and retains the most talented professionals in the asset management industry.

In closing, we appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President, Victory Portfolios

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Fiscal 2006 was a rewarding year for equity investors and for owners of the Fund, as the Fund's (Class A shares at net asset value) 16.52% total return outpaced the benchmark S&P 500 Index's1 return of 16.34%. This was the Fund's fourth consecutive fiscal year of outperformance, continuing its long-term record of consistent results as it enters its eighteenth year of operation.

All sectors posted double-digit returns in this period, led by Basic Industry (+21%), Financials (+20%), and Energy (+20%). The two consumer-oriented sectors, Cyclicals (+12%) and Staples (+13%), trailed the benchmark sectors, though returns here were still respectable. The Fund was well positioned at the sector level, with an emphasis on Basic Industry stocks, along with consistently underweight positions in both consumer sectors. Additionally, positive security selection in the Technology and Capital Goods sectors contributed to Fund's outperformance.

The Fund's top performing holdings were within the Technology and Capital Goods sectors. The Fund was led by Oracle Corp. (+46%), Cisco Systems (+38%), and Nokia Corp. (+23%) within the Technology sector. ABB Ltd. (+92%) and Deere & Co. (+40%) were standout stocks in the Capital Goods sector. Earnings disappointments from Yahoo! Inc. (-28%) and Medtronic Inc. (-14%) caused these stocks to decline and detract from the Fund's performance.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	Diversified Stock Fund Class A		Diversified Stock Fund Class C		Diversified Stock Fund Class R
INCEPTION DATE	10/20/89			3/1/02	3/26/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	16.52%	9.81%	15.51%	14.51%	16.25%
Three Year	12.78%	10.57%	11.94%	11.94%	12.40%
Five Year	8.60%	7.31%	n/a	n/a	8.16%
Ten Year	11.07%	10.41%	n/a	n/a	n/a
Since Inception	12.48%	12.09%	6.54%	6.54%	6.33%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund vs. S&P 500 Index1

For the period 10/31/96 to 10/31/06

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.1%)
HSBC Finance Corp. 5.30% (a), 11/1/06	$78,801	$78,801
Total Commercial Paper (Amortized Cost $78,801)		78,801
Common Stocks (98.9%)
Aluminum (0.7%)
Alcoa, Inc.	916,300	26,490
Banks (3.6%)
Bank of America Corp.	2,163,200	116,532
North Fork Bancorporation, Inc.	692,800	19,800
		136,332
Biotechnology (4.1%)
Amgen, Inc. (b) (c)	2,048,400	155,494
Brokerage Services (4.2%)
Charles Schwab Corp. (c)	7,230,122	131,733
Merrill Lynch & Co., Inc. (c)	321,200	28,079
		159,812
Chemicals (1.8%)
Celanese Corp., Series A	1,460,470	30,100
PPG Industries, Inc. (c)	579,600	39,645
		69,745
Coal (0.8%)
Peabody Energy Corp.	700,000	29,379
Computers & Peripherals (10.6%)
Cisco Systems, Inc. (b)	6,624,000	159,837
Dell, Inc. (b) (c)	2,883,400	70,153
International Business Machines Corp.	936,500	86,467
Seagate Technology (c)	3,845,000	86,820
		403,277
Cosmetics & Toiletries (1.9%)
Procter & Gamble Co.	1,120,800	71,048
Electronics (4.6%)
General Electric Co.	4,991,600	175,255
Engineering (2.3%)
ABB Ltd., ADR (c)	5,888,400	87,855
Financial Services (9.2%)
Ambac Financial Group, Inc.	361,450	30,178
Capital One Financial Corp. (c)	486,100	38,562
Franklin Resources, Inc. (c)	600,000	68,376
Legg Mason, Inc. (c)	928,000	83,539
Marsh & McLennan Cos., Inc. (c)	2,198,000	64,709
Western Union Co. (b)	2,857,100	62,999
		348,363

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Food Processing & Packaging (1.7%)
General Mills, Inc. (c)	1,113,917	$63,293
Forest Products & Paper (1.3%)
Weyerhaeuser Co. (c)	767,263	48,790
Health Care (3.0%)
Medtronic, Inc.	2,343,900	114,101
Heavy Machinery (4.6%)
Caterpillar, Inc.	1,391,000	84,448
Deere & Co. (c)	1,032,119	87,864
		172,312
Insurance (1.7%)
American International Group, Inc.	955,309	64,168
Internet Business Services (1.4%)
Symantec Corp. (b) (c)	2,663,000	52,834
Internet Service Provider (2.8%)
Yahoo, Inc. (b) (c)	4,092,500	107,796
Machine — Diversified (0.9%)
Rockwell Automation, Inc.	567,000	35,154
Manufacturing — Miscellaneous (2.3%)
Siemens AG, ADR	959,310	86,156
Media (1.4%)
Time Warner, Inc.	2,658,600	53,199
Oil & Gas Exploration — Production & Services (2.2%)
Transocean, Inc. (b)	1,166,259	84,600
Oilfield Services & Equipment (5.6%)
Halliburton Co. (c)	4,315,200	139,597
Weatherford International Ltd. (b)	1,798,473	73,881
		213,478
Pharmaceuticals (3.3%)
Novartis AG, ADR	653,000	39,657
Pfizer, Inc.	3,140,258	83,688
		123,345
Retail — Specialty Stores (4.7%)
Best Buy Co., Inc. (c)	996,000	55,029
The Home Depot, Inc.	1,051,000	39,234
Tiffany & Co. (c)	1,580,300	56,448
TJX Cos., Inc.	919,300	26,614
		177,325
Semiconductors (6.4%)
Broadcom Corp., Class A (b) (c)	2,360,000	71,437
Intel Corp.	8,018,400	171,113
		242,550

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Software & Computer Services (8.0%)
First Data Corp.	2,552,100	$61,888
Microsoft Corp.	3,581,600	102,828
Oracle Corp. (b)	7,583,500	140,067
		304,783
Transportation Services (2.5%)
United Parcel Service, Inc., Class B (c)	1,252,200	94,353
Utilities — Telecommunications (1.3%)
Sprint Nextel Corp. (c)	2,700,600	50,474
Total Common Stocks (Cost $3,350,939)		3,751,761
Short-Term Securities Held as Collateral for Securities Lending (22.0%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$836,217	$836,217
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $836,217)		836,217
Total Investments (Cost $4,265,957) — 123.0%		4,666,779
Liabilities in excess of other assets — (23.0)%		(872,196)
NET ASSETS — 100.0%		$3,794,583

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was out on loan.

ADR — American Depositary Receipt

See notes to financial statements.

8

  Statement of Assets and Liabilities
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $4,265,957)	$4,666,779
Cash	50
Interest and dividends receivable	2,226
Receivable for capital shares issued	2,572
Receivable for investments sold	29,661
Prepaid expenses	48
Total Assets	4,701,336
LIABILITIES:
Payable for investments purchased	57,491
Payable for capital shares redeemed	9,125
Payable for return of collateral received	836,217
Accrued expenses and other payables:
Investment advisory fees	1,873
Administration fees	315
Custodian fees	57
Accounting fees	25
Transfer agent fees	265
Chief Compliance Officer fees	10
Trustee fees	74
Shareholder servicing fees — Class A Shares	705
12b-1 fees — Class C Shares	157
12b- 1 fees — Class R Shares	92
Other accrued expenses	347
Total Liabilities	906,753
NET ASSETS:
Capital	3,172,723
Net unrealized appreciation on investments	400,822
Accumulated undistributed net realized gains from investment transactions	221,038
Net Assets	$3,794,583
Net Assets:
Class A Shares	$3,385,643
Class C Shares	188,157
Class R Shares	220,783
Total	$3,794,583
Shares: (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	182,811
Class C Shares	10,326
Class R Shares	12,015
Total	205,152
Net asset value, offering (except Class A) and redemption price per share:
Class A Shares	$18.52
Class C Shares (a)	$18.22
Class R Shares	$18.38
Maximum Sales Charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$19.65

(a)  Redemption price per share varies on length of time shares are held.

See notes to financial statements.

9

  Statement of Operations
The Victory Portfolios  For the Year Ended October 31, 2006

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$5,041
Dividend income	45,832
Income from securities lending, net	360
Total Income	51,233
Expenses:
Investment advisory fees	20,906
Administration fees	3,206
Shareholder servicing fees — Class A Shares	7,801
12b-1 fees — Class C Shares	1,718
12b-1 fees — Class R Shares	1,090
Accounting fees	98
Custodian fees	650
Transfer agent fees	220
Transfer agent — Class A Shares	1,617
Transfer agent — Class C Shares	214
Transfer agent — Class R Shares	218
Trustees' fees	417
Chief Compliance Officer fees	106
Legal and audit fees	903
Other expenses	693
Total expenses	39,857
Expenses waived/reimbursed by Adviser	(173)
Net expenses	39,684
Net investment income	11,549
Realized/Unrealized Gains from Investment Transactions
Net realized gains from investment transactions	258,831
Net realized gains from redemptions in-kind	13,785
Net change in unrealized appreciation/depreciation on investments	233,047
Net realized/ unrealized gains from investment transactions	505,663
Net increase from payments by affiliates for reimbursement of prior year expenses	519
Change in net assets resulting from operations	$517,731

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$11,549	$18,042
Net realized gains from investments	258,831	191,380
Net realized gains from redemptions in-kind	13,785	—
Net change in unrealized appreciation/depreciation investments	233,047	4,586
Net increase from payments by affiliates for reimbursement of prior year expenses	519	—
Change in net assets resulting from operations	517,731	214,008
Distributions to Shareholders:
From net investment income:
Class A Shares	(13,634)	(17,386)
Class C Shares	—	(376)
Class R Shares	(310)	(1,114)
From net realized gains:
Class A Shares	(119,791)	—
Class C Shares	(6,510)	—
Class R Shares	(9,612)	—
Change in net assets resulting from distributions to shareholders	(149,857)	(18,876)
Change in net assets from capital transactions	423,693	670,249
Change in net assets	791,567	865,381
Net Assets:
Beginning of period	3,003,016	2,137,635
End of period	$3,794,583	$3,003,016

See notes to financial statements.
11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,185,247	$1,084,012
Proceeds from shares issued in merger	—	41,334
Dividends reinvested	103,778	12,904
Cost of shares redeemed	(874,911)	(497,102)
Total Class A Shares	$414,114	$641,148
Class C Shares
Proceeds from shares issued	$66,434	$73,554
Proceeds from shares issued in merger	—	129
Dividends reinvested	2,638	121
Cost of shares redeemed	(41,461)	(12,031)
Total Class C Shares	$27,611	$61,773
Class R Shares
Proceeds from shares issued	$27,085	$20,867
Proceeds from shares issued in merger	—	4,971
Dividends reinvested	9,116	1,018
Cost of shares redeemed	(54,233)	(59,528)
Total Class R Shares	$(18,032)	$(32,672)
Total Change in net assets from capital transactions	$423,693	$670,249
Share Transactions:
Class A Shares
Issued	68,337	66,058
Issued in merger	—	2,587
Reinvested	6,263	790
Redeemed	(50,316)	(30,361)
Total Class A Shares	24,284	39,074
Class C Shares
Issued	3,894	4,548
Issued in merger	—	8
Reinvested	162	8
Redeemed	(2,413)	(740)
Total Class C Shares	1,643	3,824
Class R Shares
Issued	1,565	1,291
Issued in merger	—	313
Reinvested	556	63
Redeemed	(3,152)	(3,667)
Total Class R Shares	(1,031)	(2,000)
Total Change in shares	24,896	40,898

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$16.68	$15.36	$13.74	$10.94	$13.56
Investment Activities:
Net investment income	0.07	0.13	0.09 **	0.08	0.05
Net realized and unrealized gains (losses) on investments	2.59	1.32	1.62	2.80	(2.22)
Total from investment activities	2.66	1.45	1.71	2.88	(2.17)
Distributions:
Net investment income	(0.08)	(0.13)	(0.09)	(0.08)	(0.04)
Net realized gains from investments	(0.74)	—	—	—	(0.41)
Total Distributions	(0.82)	(0.13)	(0.09)	(0.08)	(0.45)
Net Asset Value, End of Period	$18.52	$16.68	$15.36	$13.74	$10.94
Total return (excludes sales charge)	16.52%	9.47%	12.46%	26.48%	(16.76)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,385,643	$2,643,900	$1,834,238	$1,149,997	$905,116
Ratio of expenses to average net assets	1.07%	1.13%	1.10%	1.16%	1.12%
Ratio of net investment income to average net assets	0.39%	0.74%	0.59%	0.45%	0.39%
Ratio of expenses to average net assets*	1.07%	1.16%	1.11%	1.16%	1.12%
Ratio of net investment income to average net assets*	0.39%	0.71%	0.58%	0.45%	0.39%
Portfolio turnover (a)	103%	93%	86%	95%	85%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculalted using average shares for the period.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	March 1, 2002 Through October 31, 2002(a)
Net Asset Value, Beginning of Period	$16.49	$15.24	$13.66	$10.90	$14.31
Investment Activities:
Net investment income (loss)	(0.08)	0.01	(0.01)**	0.03	—	(b)
Net realized and unrealized gains (losses) on investments	2.55	1.31	1.62	2.77	(3.40)
Total from investment activities	2.47	1.32	1.61	2.80	(3.40)
Distributions:
Net investment income	—	(0.07)	(0.03)	(0.04)	(0.01)
Net realized gains from investments	(0.74)	—	—	—	—
Total Distributions	(0.74)	(0.07)	(0.03)	(0.04)	(0.01)
Net Asset Value, End of Period	$18.22	$16.49	$15.24	$13.66	$10.90
Total return (excludes contingent deferred sales charges)	15.51%	8.66%	11.77%	25.71%	(23.76	)%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$188,157	$143,141	$74,036	$11,068	$2,193
Ratio of expenses to average net assets	1.92%	1.90%	1.75%	1.75%	1.90	(d)
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.10)%	(0.09)%	0.08%	(0.16	)(d)
Ratio of expenses to average net assets*	1.93%	2.01%	1.93%	2.13%	2.25	(d)
Ratio of net investment loss to average net assets*	(0.48)%	(0.21)%	(0.27)%	(0.30)%	(0.51	)(d)
Portfolio turnover (e)	103%	93%	86%	95%	85	%(c)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculalted using average shares for the period.

(a)  Period from commencement of operations.

(b)  Less than $0.01 per share.

(c)  Not annualized.

(d)  Annualized.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$16.55	$15.24	$13.64	$10.86	$13.51
Investment Activities:
Net investment income (loss)	0.01	0.08	0.03	0.04	(0.01)
Net realized and unrealized gains (losses) on investments	2.58	1.31	1.60	2.78	(2.23)
Total from investment activities	2.59	1.39	1.63	2.82	(2.24)
Distributions:
Net investment income	(0.02)	(0.08)	(0.03)	(0.04)	— (a)
Net realized gains from investments	(0.74)	—	—	—	(0.41)
Total Distributions	(0.76)	(0.08)	(0.03)	(0.04)	(0.41)
Net Asset Value, End of Period	$18.38	$16.55	$15.24	$13.64	$10.86
Total return	16.25%	9.10%	11.95%	26.04%	(17.30)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$220,783	$215,975	$229,361	$203,830	$158,742
Ratio of expenses to average net assets	1.36%	1.48%	1.52%	1.57%	1.69%
Ratio of net investment income (loss) to average net assets	0.11%	0.49%	0.19%	0.31%	(0.16)%
Ratio of expenses to average net assets*	1.36%	1.51%	1.52%	1.67%	1.69%
Ratio of net investment income to average net assets*	0.11%	0.46%	0.19%	0.21%	(0.16)%
Portfolio turnover (b)	103%	93%	86%	95%	85%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

  Notes to Financial Statements
The Victory Portfolios  October 31, 2006

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue three classes of shares: Class A Shares, Class C Shares and Class R Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On January 17, 2005 the net assets of the Victory Growth Fund were exchanged for shares of the Victory Diversified Stock Fund. This exchange qualified as a tax-free exchange for federal income tax purposes. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the exchange (amounts in thousands, except per share amounts):

	Class A Shares			Class C Shares
	Shares	Net Assets	Net Asset Value	Shares	Net Assets	Net Asset Value
Victory Growth Fund (a)	2,419	$41,334	$17.09	8	$129	$16.92
Victory Diversified Stock Fund (a)	128,158	2,048,053	15.98	5,709	90,519	15.86
Victory Diversified Stock Fund (b) (c)	130,744	$2,089,387	$15.98	5,717	$90,648	$15.86

	Class R Shares
	Shares	Net Assets	Net Asset Value	Unrealized Appreciation
Victory Growth Fund (a)	295	$4,971	$16.85	$2,607
Victory Diversified Stock Fund (a)	14,821	235,153	15.87	181,387
Victory Diversified Stock Fund (b) (c)	15,135	$240,124	$15.87	$183,994

(a)  Before reorganization.

(b)  After reorganization.

(c)  The Victory Diversified Stock Fund retained its investment objective and financial history after the reorganization.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires

16

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 in required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. For financial reporting purposes, however transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Continued

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

As of October 31, 2006, the Fund did not hold any futures contracts.

Option Contracts:

The Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counter-party not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

As of October 31, 2006, the Fund did not hold any purchased options.

Continued

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

In writing an option, the Fund contracts with a specified counter-party to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements.

The Fund did not have any written option activity during the year ended October 31, 2006.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statement of assets and liabilities. As of October 31, 2006, the Fund had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund's policy will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. Prior to January 1, 2006, KeyBank's fee was 30% of all interest, dividends and other distributions earned. For the year ended October 31, 2006 KeyBank received $223 in total from the Trust for its services as lending agent (amount in thousands). Under guidelines established by the Board, the Fund must receive loan collateral from the borrower (maintained with KeyBank) in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. The Fund loaned securities and

Continued

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

received cash collateral with the following market value as of October 31, 2006 (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Diversified Stock Fund	$804,372	$836,217	$748,969	$129

The cash collateral received by the funds at October 31, 2006 was pooled with other collateral received by the funds in the Trust and invested in the following (amounts in thousands):

Market Value of Collateral
Time Deposit
Branch Banking & Trust, 5.30%, 11/1/06	$39,011
Repurchase Agreements
Bank of America, 5.36%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034 collateralized by $204,244 various Corporate securities, 5.10%-9.50%, 9/20/14-3/1/31, market value $236,901)
Cantor Fitzgerald, 5.36%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034 collateralized by $251,782 various Corporate securities, 0.00%-8.00%, 10/18/09-6/15/40, market value $236,905)
Greenwich, 5.37%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034 collateralized by $933,335 various Corporate securities, 0.23%-6.91%, 2/25/08-1/6/46, market value $236,904)
HSBC, 5.37%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034 collaterlized by $236,788 various Corporate securities, 0.00%-7.13%, 1/22/07-12/1/15, market value $235,756)
Merrill Lynch, 5.36%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034 collateralized by $237,139 various Corporate securities, 0.00%-6.13%, 11/15/08-8/1/33, market vlue $236,903)
Bear Stearns, 5.36%, 11/1/06	40,000
(Date of Agreement 10/31/06, Proceeds at maturity $40,006 collateralized by $49,665 various Corporate securities, 4.83%-6.00%, 5/25/35-11/15/40, market value $41,202)
1,190,000
Total Market Value	$1,229,011

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss and paydowns), such amounts are reclassified

Continued

20

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognized a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognized a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended October 31, 2006, the Diversified Stock Fund realized $13,785 of net gain on $86,756 of in-kind redemptions (amount in thousands).

Other:

Expenses that are directly related to the Fund are charged directly to it. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$3,882,254	$3,502,645	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

The Adviser provides investment advisory services to the Fund. Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, 0.60% of the Fund's average daily nets assets between $800 million and $2.4 billion and 0.55% of the Fund's average daily nets assets greater than $2.4 billion. KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Variable Insurance Funds (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. Prior to July 1, 2006, the annual rate was 0.018%. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective July 1, 2006, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate

Continued

21

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective July 1, 2006, BISYS Fund Services Ohio, Inc. ("BISYS") acts as sub-administrator and sub-fund accountant to the Funds and receives a fee under a Sub-Administration Agreement between VCM and BISYS. VCM pays BISYS a fee for providing these services. The Trust also reimburses VCM and BISYS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to July 1, 2006, BISYS Ohio and the Adviser served as the Fund co-administrators. For its services as co-administrator, BISYS Ohio was paid an annual fee of 0.0032% of the first $10 Billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser was paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets and 0.055% of all Trust assets exceeding $10 billion.

Prior to July 1, 2006, BISYS Ohio also served as Fund Accountant for the Fund. Under the terms of the Fund Accounting Agreement, BISYS Ohio was entitled to transaction and multiple class charges, which were accrued daily and payable on a monthly basis, and standard fees as follows: $35,000 annually if the Fund's average daily net assets were less than $175 million; $60,000 annually if the Fund's average daily net assets were in excess of $175 million.

BISYS also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts'; plus 0.015% of the aggregate net assets of the Trusts' in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts' in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts' in excess of $20 billion. Prior to July 1, 2006, BISYS was entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000. In addition, BISYS is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser but is an affiliate of BISYS.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. For the fiscal year ended October 31, 2006 affiliates of the Adviser earned $1,010 (amount in the thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A shares of the Fund a fee of 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2006 affiliates of the Adviser earned $1,231 (amount in thousands).

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares of the Fund. For the year ended October 31, 2006, the Distributor received approximately $650 from commissions earned on sales of Class A Shares and $18 from redemptions of Class C Shares of the Fund, a portion of which the Distributor reallowed to dealers

Continued

22

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

of the Fund's shares, including approximately $240 to affiliates of the Fund (all amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Fund. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Investment Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this Plan.

The Adviser has entered into expense limitation agreements with the Fund. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. For the year ended October 31, 2006, the expense limits were as follows:

	November 1, 2005- February 28, 2006	March 1, 2006- October 31, 2006
Class A Shares	(a)	(a)
Class C Shares	1.90%	2.00%*
Class R Shares	(a)	(a)

(a) There were no contractual expense limitation agreements in place as of October 31, 2006.

* In effect until at least February 28, 2014.

The Adviser, BISYS, or other service providers may waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements of any kind are not available to be recouped at a future time.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Victory Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Operations and the Statements of Changes in Net Assets. The Fund's total returns would have been reduced by 0.01% had the reimbursement not been made.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2006, the Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each series of the Trust, including the Fund, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding during the fiscal year ended was $45 (amount in thousands). The average interest rate for the fiscal year was 5.55%. As of October 31, 2006 the Fund had no loans outstanding with KeyCorp.

Continued

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  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

6.  Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$23,455	$126,402	$149,857

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$18,876	$—	$18,876

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$131,305	$103,924	$—	$(7,931)	$394,562	$621,860

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

As of October 31, 2006, the Fund has a capital loss carryforward and built in losses, subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger (amount in thousands):

2010
Diversified Stock Fund	$7,931

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$4,272,217	$431,548	$(36,986)	$394,562

Continued

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  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

7.  Subsequent Event

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and BISYS and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

Continued

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund (one portfolio of The Victory Portfolios, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2006

26

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The Victory Portfolios  October 31, 2006

Trustee and Officer Information  (Unaudited)

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Continued

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The Victory Portfolios  October 31, 2006

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Interested Trustee*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

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The Victory Portfolios  October 31, 2006

  (Unaudited)

Officers:

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 33	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo, II, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004-July 2005). CFO, Advisor Services, Gartmore Global (August 2003-August 2004). Corporate Controller Gartmore Global (June 2000-August 2003).

Mr. Christopher K. Dyer, 44	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 38	Treasurer	May 2006	Vice President, Fund Administration, BISYS.

Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Fund Administration, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

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  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30, 2006 is available, without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Diversified Stock Fund
Class A Shares	$1,000.00	$1,037.90	$5.50	1.07%
Class C Shares	1,000.00	1,033.50	9.89	1.93%
Class R Shares	1,000.00	1,036.80	6.73	1.31%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued

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  (Unaudited)

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.81	$5.45	1.07%
Class C Shares	1,000.00	1,015.48	9.80	1.93%
Class R Shares	1,000.00	1,018.60	6.67	1.31%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Additional Federal Income Tax Information

The Fund designates the following amount as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amount in thousands):

Amount
Diversified Stock Fund	$136,699

For the year ended October 31, 2006, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	52.68%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	52.78%

31

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PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

DSAR (12/06)

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

October 31, 2006

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Balanced Fund

Convertible Fund

Core Bond Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedules of Portfolio Investments	30

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	57-59

Stock Index Fund

Schedules of Portfolio Investments	33

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	60-61

Established Value Fund

Schedules of Portfolio Investments	49

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	62-63

Special Value Fund

Schedules of Portfolio Investments	64

Statement of Assets and Liabilities	75

Statement of Operations	76

Statements of Changes in Net Assets	77-78

Financial Highlights	79-81

Small Company Opportunity Fund

Schedules of Portfolio Investments	68

Statement of Assets and Liabilities	75

Statement of Operations	76

Statements of Changes in Net Assets	77-78

Financial Highlights	82-83

Focused Growth Fund

Schedules of Portfolio Investments	73

Statement of Assets and Liabilities	75

Statement of Operations	76

Statements of Changes in Net Assets	77-78

Financial Highlights	84-86

The Victory Portfolios

Table of Contents (continued)

The Victory Hybrid Funds

Balanced Fund

Schedules of Portfolio Investments	87

Statement of Assets and Liabilities	102

Statement of Operations	103

Statements of Changes in Net Assets	104-105

Financial Highlights	106-108

Convertible Fund

Schedules of Portfolio Investments	98

Statement of Assets and Liabilities	102

Statement of Operations	103

Statements of Changes in Net Assets	104-105

Financial Highlights	109

The Victory Taxable Fixed Income Funds

Core Bond Fund

Schedules of Portfolio Investments	110

Statement of Assets and Liabilities	122

Statement of Operations	123

Statements of Changes in Net Assets	124-125

Financial Highlights	126.

Fund for Income

Schedules of Portfolio Investments	120

Statement of Assets and Liabilities	122

Statement of Operations	123

Statements of Changes in Net Assets	124-125

Financial Highlights	127-129

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedules of Portfolio Investments	130

Statement of Assets and Liabilities	138

Statement of Operations	139

Statements of Changes in Net Assets	140-141

Financial Highlights	142

Ohio Municipal Bond Fund

Supplemental Information

Proxy Voting and Form N-Q Information	158

Expense Examples	159

Trustee and Officer Information	163

Additional Federal Income Tax Information	166

The Funds are distributed by Victory Capital Advisers, Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

All the major equity market indices recorded solid double-digit year-to-date and trailing one-year returns for the periods ending October 31, 2006. Following a weak second quarter this year, equities posted the best quarter since the fourth quarter of 2004 and the best third quarter since 1998. Returns were strong for all capitalization sizes over the last twelve months, with value stocks outperforming growth. The fixed income market also rallied briskly in the third quarter after two consecutive periods of negative returns.

A number of positive factors have encouraged investors in recent months. The pace of economic growth moderated from unsustainable levels, while energy prices and the prices of a number of commodities have declined sharply. The Federal Open Market Committee left the Fed Funds Rate unchanged in its last two meetings after seventeen consecutive increases, and intermediate- and long-term interest rates have declined in response to slower economic growth and moderating inflation expectations. We now appear to be in an economic environment of stable growth, contained inflation and a Federal Reserve that is on hold for the time being.

Turning to the mutual fund industry, we recognize that that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, superior returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

•  Experienced professionals who consistently employ a disciplined, market-tested investment process in their respective strategies.

•  Chief investment officers for each investing style whose primary responsibility is to ensure their teams generate excess returns and minimize risk.

•  A successful working relationship between investment professionals and research analysts who employ quantitative and qualitative research as part of the investment process.

•  A commitment to individual accountability in meeting client expectations.

•  A work environment that attracts, develops, and retains the most talented professionals in the asset management industry.

In closing, we appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President, Victory Portfolios

The Victory Equity Funds

Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Commentary

The Fund (Class A Shares at net asset value) for the fiscal year ended October 31, 2006 returned 21.22% versus 21.46% for the benchmark, the Russell 1000 Value Index1.

Overweights in the Metals/Mining, Machinery/Manufacturing, and Computer Software/Hardware/Services industries positively impacted the portfolio's overall performance. While performance was negatively impacted by overweights in Home Products and Insurance and underweights in Communication Services and Drugs industry groups. Top contributors include Deere & Co., Freescale Semiconductor Inc., and Rio Tinto PLC. The detractors from portfolio performance include Pulte Homes Inc., Sprint Nextel Corp., and VeraSun Energy Corp.

The Fund has maintained an investment position in a diversified core group of companies involved in oil and gas production and services and raw industrial commodities. We view these holdings as long-term investments as we expect the supply/demand conditions for their respective industries to remain relatively tight by historical standards allowing these companies to generate abundant cash flows for longer than most market observers currently believe.

The Fund purchased shares in several leading homebuilders during the past year as the sharp sell-off caused the shares to decline to attractive valuations. In addition, we expect the housing slowdown to stabilize sooner than most analysts.

The Technology sector's decline during the summer period allowed a number of high quality, competitively strong companies' shares to trade at attractively valued levels. We took advantage of this opportunity and increased our investments in this sector.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	VALUE CLASS A		VALUE CLASS C		VALUE CLASS R
INCEPTION DATE	12/3/93		3/1/03		12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	21.22%	14.26%	20.21%	19.21%	20.80%
Three Year	13.83%	11.59%	13.05%	13.05%	13.44%
Five Year	7.80%	6.53%	N/A	N/A	7.46%
Ten Year	9.37%	8.72%	N/A	N/A	N/A
Since Inception	11.01%	10.51%	17.63%	17.63%	3.96%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Value Fund — Growth of $10,000

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The performance of the Fund is expected to be lower than that of the S&P 500 Index1 because of Fund fees and expenses.

Commentary

As an index fund, our objective is to match the performance of the benchmark index (the S&P 500). Our full replication strategy, improved cost control and cash flow management has minimized tracking error (before expenses). For the year ended October 31, 2006, the Victory Stock Index Fund (Class A Shares at net asset value) performed in line with the Fund's objective and posted a return of 16.17% versus the S&P 500 Index return of 16.34%. Three-year and five-year return data is also consistent with the Fund's objective (three-year: 10.89% vs. 11.44% for the S&P 500, five-year: 6.65% vs. 7.26% for the S&P 500).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	STOCK INDEX CLASS A		STOCK INDEX CLASS R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	16.17%	9.48%	15.96%
Three Year	10.89%	8.72%	10.66%
Five Year	6.65%	5.40%	6.44%
Ten Year	7.93%	7.29%	N/A
Since Inception	10.07%	9.56%	0.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Stock Index Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and historically, their stocks have experienced a greater degree of volatility.

Commentary

The U.S. stock markets continued to confound the skeptics over the past year by delivering strong returns for the one year ended October 31, 2006. Despite a moderating economy driven by a housing correction on the heels of a prolonged tightening campaign by the Federal Reserve, stocks posted impressive gains owing to strong corporate profit growth and a robust employment backdrop coupled with a tempered outlook for inflation stemming from a cooling in the red hot commodity complex.

Mid-Cap stocks continued to modestly outpace their Large-Cap counterparts over the past year through October 31, 2006. The Russell MidCap Index1 returned 17.41% for the previous twelve months versus 16.34% for the S&P 500 Index2. This trend has now persisted for nearly six years, resulting in relative valuations near parity between the two equity asset classes. It is our expectation that the environment going forward will be largely driven by stock-specific attributes over asset class profit or valuation advantage.

The Fund (Class A shares at net asset value) delivered solid performance, 16.49%, over the course of the fiscal year ended October 31, 2006 with a strong showing relative to the peer group. The Fund lagged the benchmark slightly over the time frame, however, due in large part to our relative underweight in interest-sensitive sectors, namely Financials and Utilities, which together represent nearly 46% of the Russell MidCap Index. The returns posted by the Fund over the fiscal year were aided by an overweighted posture in Basic Materials, Transportation and Consumer Discretionary, which was somewhat offset by overweights in Energy, Capital Goods and Technology. Interestingly, while sector allocation was mixed for the portfolio, stock selection was biased to the positive side as our holdings significantly outpaced the index in Basic Materials, Capital Goods and Technology, with the most significant underperformance coming from Consumer Discretionary and Transportation. The Fund's exposure to base metals helped drive performance in the Basic Materials sector over the period with Machinery and Aerospace exposure lifting the Capital Goods sector's performance. Similarly, the Fund's holdings in Semiconductors and Electronics positively impacted returns. Conversely, our stock picks within Media, Retail and Grocery Chain segments failed to measure up to the index among the Consumer areas. Within Financials, our REIT picks also lagged the index as did our Capital Markets holdings.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	ESTABLISHED VALUE CLASS A		ESTABLISHED VALUE CLASS R
INCEPTION DATE	5/5/00		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	16.49%	9.79%	16.41%
Three Year	15.85%	13.58%	15.68%
Five Year	14.31%	12.96%	14.08%
Ten Year	N/A	N/A	10.80%
Since Inception	10.16%	9.16%	12.74%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure, especially in the Energy and Financials sectors.

Commentary

The Fund (Class A Shares at net asset value) returned 17.39% for the year ended October 31, 2006. The Fund's benchmark, the Russell MidCap Index1, returned 17.41%.

During the year, the Fund held overweight positions in the Financial, Energy, Capital Goods and Basic Industry sectors, while underweight in the Consumer Staples, Consumer Discretionary and Technology sectors.

While the Fund was relatively in line with the index, favorable stock selection was generated in several sectors, particularly in Technology, Consumer Cyclicals and Energy. Significant contributors to total return were Advanced Micro Devices, Research in Motion, Coldwater Creek, Nordstrom, Canadian Natural Resources and Suncor Energy. The Fund also benefited from merger and acquisition activity as three of our holdings, AmerUs, Tripath Imaging and Freescale Semiconductor, received takeover offers at significant premiums.

Detracting from performance were holdings in the Discretionary Consumer Cyclicals sector, especially Station Casinos and Brunswick Corp., on concerns that a slowing U.S. economy would negatively impact consumer spending. In the Consumer Staples sector, our holding in Pulte Homes negatively impacted performance as residential housing declined. Also, the pullback in the Energy sector during the second quarter of 2006 contributed to the fall in the value of our holding in ENSCO International, an oil service company.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	SPECIAL VALUE CLASS A		SPECIAL VALUE CLASS C		SPECIAL VALUE CLASS R
INCEPTION DATE	12/3/93		3/1/03		12/21/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	17.39%	10.65%	16.46%	15.46%	17.03%
Three Year	18.74%	16.42%	17.80%	17.80%	18.39%
Five Year	15.34%	13.99%	N/A	N/A	14.99%
Ten Year	11.24%	10.59%	N/A	N/A	N/A
Since Inception	12.11%	11.60%	21.71%	21.71%	14.13%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Small- and mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure, especially in the Energy and Financials sectors.

Commentary

The U.S. stock markets continued to confound the skeptics over the past year by delivering strong returns over the year ended October 31, 2006. Small-cap stocks continued to outpace their large-cap counterparts over the past year through October 31, 2006 driven primarily by stronger revenue and earnings growth for the small-caps. The Russell 2000 Index1 has returned 19.98% versus 16.34% for the S&P 500 Index2 over the time frame. After more than six years of relative outperformance for small-cap stocks, it is our expectation that small-caps will eventually cede leadership to large-caps as part of the natural ebb and flow of the equity markets. We would remind you, however, that a shift in leadership to large-caps would not necessarily spell doom to small-caps. We continue to focus our efforts around identifying high-quality, undervalued small companies that offer compelling long-term return potential with modest risk.

The Fund (Class A shares at net asset value) performed solidly over the past fiscal year ended October 31, 2006, returning 19.56%, faring well versus peers yet modestly trailing the index. Performance was positively impacted by an overweighted posture among the cyclical sectors including Energy, Capital Goods, Basic Materials and Technology as well as an underweighted positioning within some of the interest sensitive groups like Financials and Consumer Discretionary. Conversely, from a top down perspective, our relative overweight in Health Care and an underweight in Utilities proved to be a slight negative contributor to performance. Stock selection was very good over the period as the Fund's holdings outpaced those of the index in 6 of the 10 economic sectors. Most notable were in Capital Goods and Energy where the portfolio enjoyed strong gains from holdings within Machinery, Engineering & Construction, Energy Services, and Oil and Gas Exploration. Also of note were outperformances from the Technology and Financial sectors where selections within Communication Technology as well as Software meaningfully beat the index while our preference for Capital Markets and REITs over Banks and Thrifts also boosted returns. The Fund also benefited from mergers and acquisition activity over the course of the fiscal year as 9 holdings were the target of prospective acquirers. On the negative side of the ledger, our stock selections in both Utilities and Consumer Staples underperformed the index by a wide margin although our modest allocation to those sectors mitigated the impact. Similarly, stock selections were sub par in Basic Materials and Health Care, but to a lesser degree. Within Basic Materials, our lack of exposure to companies within the base metals industry held back returns while our picks from the Pharmaceutical industry also lagged those of the index.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	SM CO OPP CLASS A		SM CO OPP CLASS R
INCEPTION DATE	3/26/99		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	19.56%	12.67%	19.21%
Three Year	17.97%	15.66%	17.65%
Five Year	15.70%	14.33%	15.34%
Ten Year	N/A	N/A	10.85%
Since Inception	12.71%	11.84%	10.59%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies of the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Focused Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The Fund is "non-diversified." As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the price movement of a particular investment.

Commentary

The Fund performed well during the fiscal year, despite a pronounced market bias toward companies with slower earnings growth than those in which the Fund invests. The Fund (Class A shares at Net Asset Value) returned 8.04% versus 10.84% for the benchmark Russell 1000 Growth Index1. True to its name, the Fund held large positions throughout the fiscal year in companies that demonstrated superior growth characteristics relative to the market as a whole.

Performance of the Fund was helped significantly by our relative overweight allocation to Financial Services and Health Care companies. The top five contributors to overall performance of the Fund were Celgene, Monsanto, Apple Computer, Chicago Mercantile Exchange, and Merrill Lynch. These companies outperformed for a myriad of reasons, but the overriding commonality among them is rapid earnings growth. Conversely, our near market weighting of Consumer Discretionary companies hurt our performance. Getty Images, Urban Outfitter, XM Satellite Radio, Ebay and EMC detracted the most from performance. Each of these companies experienced some degree of fundamental deterioration.

We remain resolute in our belief that earnings growth drives stock performance over time. The six member management team continues to focus solely on those companies that we believe will have rapid earnings growth, strong balance sheets, industry leadership and capable management teams.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Focused Growth Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	FOCUSED GROWTH CLASS A		FOCUSED GROWTH CLASS C		FOCUSED GROWTH CLASS R
INCEPTION DATE	12/31/03		12/31/03		12/31/03
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	8.04%	1.84%	7.22%	6.22%	7.74%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	8.98%	6.72%	8.13%	8.13%	8.70%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Focused Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2006, the Fund (Class A Shares at net asset value) returned 12.25% versus 12.30% for the Lipper Balanced Fund Index1 and 16.34% for the S&P 500 Index2. As of October 31, 2006, the asset allocation of the Fund consisted of 68.43% equities, 30.04% fixed income securities, and 1.53% cash equivalents (Asset allocation is based on a percent of total investments.).

Fixed Income: Throughout the year, we have been of the belief that the Federal Reserve was either close to the end of its tightening cycle or at the end and would remain neutral for a protracted period of time. In an economic environment of stable growth, contained inflation and a neutral Federal Reserve, we did not believe there was value in executing macro trades. As such, performance has been totally driven by security selection in both credit and securitized sectors. The corporate market has witnessed little broad market change, but individual companies could prove troublesome. Our corporate bond strategy has been to focus on upgrade stories, bonds with protective covenant language and LBO-resistant sectors while maintaining a yield advantage. Despite a cooler housing market, the securitized bond market has performed well over the past twelve months. Our strategy reflects a preference for prime borrowers and security structure. Our careful approach has led us to bonds that offer solid credit characteristics and cash flow stability without sacrificing yield. Our philosophy of bottom-up security selection, combined with focused risk management, we believe, will continue to generate consistent excess returns with limited downside risk.

Equities: All sectors posted double-digit returns in this period, led by Basic Industry (+21%), Financials (+20%), and Energy (+20%). The two consumer-oriented sectors, Cyclicals (+12%) and Staples (+13%), trailed the benchmark sectors, though returns here were still respectable. The equity segment was well positioned at the sector level, with an emphasis on Basic Industry stocks, along with consistently underweight positions in both consumer sectors. Additionally, positive security selection in the Technology and Capital Goods sectors contributed to outperformance.

The top performing holdings were within the Technology and Capital Goods sectors, led by Oracle Corp. (+46%), Cisco Systems (+38%), Nokia Corp. (+23%), ABB Ltd. (+92%) and Deere & Co. (+40%). Earnings disappointments from Yahoo! Inc. (-28%) and Medtronic Inc. (-14%) caused these stocks to decline and detracted from performance.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	BALANCED CLASS A		BALANCED CLASS C		BALANCED CLASS R
INCEPTION DATE	12/10/93		3/1/03		12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	12.25%	5.77%	11.35%	10.35%	11.78%
Three Year	9.20%	7.06%	8.46%	8.46%	8.82%
Five Year	5.56%	4.32%	N/A	N/A	5.20%
Ten Year	7.14%	6.51%	N/A	N/A	N/A
Since Inception	8.15%	7.66%	10.18%	10.18%	3.61%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer term issues and in environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments.

Commentary

The Fund performed in line with its benchmark, the Merrill Lynch Investment Grade US Convertible Ex Mandatory Index1, returning 9.14% for the year ended October 31, 2006 versus 9.04% (Class A Shares at net asset value). The strategy provided a competitive return relative to bonds, with the Lehman Brothers Aggregate Bond Index2 returning 5.18%, but trailed stocks as the S&P 500 Index3 returned 16.34% in the fourth year of the present bull market.

Diversification was a key factor in performance as all sectors contributed positively to the return this year. Overweighted sectors Energy, Basic Industries, Capital Goods and Technology provided leadership. In a continuation from 2005, the Energy sector provided excellent returns, up 25%, due to strong global demand for oil. Oil Service companies Halliburton, Schlumberger LTD and Cooper Cameron rallied as the need for their services by exploration & production companies accelerated. Also within this sector, Diamond Offshore Drilling, Hess Corp and utilities Southern Union and Duke Energy performed well. Beneficiaries of the global demand for commodities, Basic Industry holdings Inco and CSX Corp were the portfolio's two top performers. The same theme also aided Capital Goods' holdings Fluor Corp and Deere & Co. Within Technology and Telecom, Hewlett-Packard benefited from a change in leadership while Amdocs LTD increased its market-leading position with the help of industry consolidation. Finally, Consumer Cyclical holding TJX Cos. performed admirably due to a change in leadership, while Disney Co. did well due to strength from all parts of its diversified business model.

An underweight in Financials, currently 37% of the index, was the main factor that hurt performance relative to the index. In particular, the lack of Asset Managers within the portfolio and a significant underweight in Real Estate Investment Trusts (REITS) were a detriment. Asset Managers, select Insurers and other Diversified Financial Managers did well due to the strength of financial markets and heavy mergers and acquisition activity. BlackRock Inc, Merrill Lynch & Co. and American Financial Group Inc. were standout performers within this sector. A steady stream of investment grade REITS were issued throughout the past six months resulting in an 8% composition within the index. A majority of these issues performed exceptionally well. Other individual index holdings that provided above average returns, but were not held in the Fund, include International Game Technology, Lockheed Martin, Hasbro and Danaher Corp. Fund holdings that hurt performance include Yahoo, Teva Pharmaceuticals, Loews Companies and YRC Worldwide.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Convertible Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	CONVERTIBLE FUND CLASS A
INCEPTION DATE	4/14/88
	Net Asset Value	Maximum Offering Price
One Year	9.04%	6.88%
Three Year	6.86%	6.15%
Five Year	5.59%	5.17%
Ten Year	6.59%	6.38%
Since Inception	8.98%	8.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Convertible Fund — Growth of $10,000

1The Merrill Lynch Investment Grade U.S. Convertible Ex Mandatory Index invests primarily in traditional convertible bond, zero, preferred or trust preferred (no mandatory conversion preferred) with an average rating of BBB- or higher. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

2The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rated debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

3The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Fund

Investment Considerations

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate more fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Commentary

For the fiscal year ended October 31, 2006, the Fund (Class A Shares at net asset value) had a total return of 4.82% versus its benchmark, the Lehman Brothers Aggregate Bond Index1, which had a total return of 5.18%. Throughout the year, we have been of the belief that the Federal Reserve was either close to the end of its tightening cycle or at the end and would remain neutral for a protracted period of time. In an economic environment of stable growth, contained inflation and a neutral Federal Reserve, we did not believe there was value in executing macro trades. As such, performance has been totally driven by security selection in both credit and securitized sectors. The corporate market has witnessed little broad market change, but individual companies could prove troublesome. Our corporate bond strategy has been to focus on upgrade stories, bonds with protective covenant language and LBO-resistant sectors while maintaining a yield advantage. Despite a cooler housing market, the securitized bond market has performed well over the past 12-months. Our strategy reflects a preference for prime borrowers and security structure. Our careful approach has led us to bonds that offer solid credit characteristics and cash flow stability without sacrificing yield. Our philosophy of bottom-up security selection, combined with focused risk management, we believe, will continue to generate consistent excess returns with limited downside risk.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	CORE BOND CLASS A
INCEPTION DATE	12/10/93
	Net Asset Value	Maximum Offering Price
One Year	4.82%	2.75%
Three Year	2.55%	1.87%
Five Year	3.23%	2.82%
Ten Year	5.03%	4.81%
Since Inception	4.93%	4.77%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Core Bond Fund — Growth of $10,000

1The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2006, the Fund (Class A shares at net asset value) had a total return of 3.81%. Its benchmark, the Lehman Brothers 1-5 Year Government Bond Index1 had a total return of 4.34%. The Lehman Brothers GNMA Index1 returned 5.27%.

The most significant impact on total return over the past 12 months continued to be rising short term interest rates. Today, the Fed Funds rate sits at 5.25% — 1.25% higher than a year ago. While the rise in rates has once again muted the impact of the income earned, the recent pause in Federal Reserve tightening has allowed income to drive improved performance compared to last year. Our strategy favors steady income over short run total return. An alternative strategy that focused more heavily on total return would have limited the Fund's exposure to interest rates while requiring shareholders to sacrifice income.

Our focus has been to deliver a high and reliable income stream to our shareholders consistent with the preservation of shareholder's capital. Class A shareholders received nearly 4.5 cents per share each month over the past year. This translated to a 4.5% dividend yield and is consistent with the dividend that shareholders have received for the past seven years.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ending October 31, 2006

	FUND FOR INCOME CLASS A		FUND FOR INCOME CLASS C		FUND FOR INCOME CLASS R
INCEPTION DATE	3/26/99		3/1/02		9/16/87
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	3.81%	1.76%	3.03%	2.06%	3.75%
Three Year	2.50%	1.82%	1.82%	1.82%	2.41%
Five Year	2.89%	2.49%	N/A	N/A	2.81%
Ten Year	N/A	N/A	N/A	N/A	4.96%
Since Inception	4.39%	4.11%	2.37%	2.37%	6.59%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges. Class C shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1Effective November 1, 2005, the Fund changed its benchmark index to the Lehman Brothers 1-5 Year U.S. Government Bond Index. The Adviser believes that this index better reflects the Fund's investment objective to achieve income. In addition, the Fund can invest in a broader, more diversified universe of securities than the securities contained in the Lehman Brothers GNMA Index. The Lehman Brothers 1-to-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of treasury and agency securities issued by the United States Government with maturities of one to five years. The Lehman Brothers GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly into an index.

Effective March 26, 1999, the Gradison Government Income Fund merged into the Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for long-term issues and in environments of rising interest rates. The Fund is a "non-diversified" fund. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer.

Commentary

Municipal bonds posted positive returns across the board for the 12 month period ended October 31, 2006 as measured by the Lehman Brothers municipal bond indices. The long end of the curve continued to outperform other maturities as the yield curve continued its extensive flattening from previous years. Longer maturities greatly outperformed shorter maturities, as witnessed by the Lehman Brothers 3 Year Municipal Bond Index1 posting a total return of just 3.16% while the Lehman Brothers 10 Year Municipal Bond Index2 produced an eye popping 5.97%. Yields on the short end were pushed up by the Federal Reserve's string of 17 rates increases that took the Fed Funds target rate from 4.00% in November of 2005 to 5.25% in the summer of 2006. The Fed has paused from its torrent pace of rate increases and the target rate currently stands at 5.25%. The Fed has stated that further changes will be "data dependent." Signs of a slowing economy and lower oil prices have helped the Fed feel more comfortable with its decision to stop the rate increases. Fed Funds futures contracts actually show a leaning towards a 1/4% rate cut some time in 2007.

For the third year in a row, the high yield sector (junk bonds) continued to be the best performing bond market sector. This was driven by investors' desire to stretch for yield in this low yielding environment. This serves to tighten spreads on lesser quality issues and drive price performance for these riskier assets.

For the fiscal year ended October 31, 2006 the Fund (Class A shares at net asset value) returned 5.01% versus 4.99% for the benchmark, Lehman Brothers 7 Year Municipal Bond Index3. The main driver of our investment philosophy continues to be security selection.

We continue to try to minimize the amount of the Fund's credit risk and manage the Fund's duration risk. We have increased the Fund's dividend payment over the last 12 months by selectively adding higher yielding securities. The Fund has performed well versus its peer group over the last 12 months. This success is generally attributable to security selection and having somewhat of a "barbell" strategy. A barbell strategy involves being heavily weighted on both the long end and the short end as opposed to bulleted in the middle or spread out along the entire curve. The Fund was able to benefit from the falling rates on the long end of the curve.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	NATIONAL MUNI CLASS A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	5.01%	2.91%
Three Year	3.58%	2.87%
Five Year	4.07%	3.65%
Ten Year	5.52%	5.31%
Since Inception	5.47%	5.30%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 1-5 years. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 8 to 12 years. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

3The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in this Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund is "non-diversified." As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer.

Commentary

Municipal bonds posted positive returns across the board for the year ended October 31, 2006, as measured by the Lehman Brothers municipal bond indices. The long end of the curve continued to outperform other maturities as the yield curve continued its extensive flattening from previous years. Longer maturities greatly out performed shorter maturities as witnessed by the Lehman Brothers 3 Year Municipal Bond Index1 posting a total return of just 3.16% while the Lehman Brothers 10 Year Municipal Bond Index2 produced an eye popping 5.97%. Yields on the short end were pushed up by the Federal Reserve's string of 17 rates increases that took the Fed Funds target rate from 4.00% in November of 2005 to 5.25% in the summer of 2006. The Fed has paused from its torrent pace of rate increases and the target rate currently stands at 5.25%. The Fed has stated that further changes will be "data dependent." Signs of a slowing economy and lower oil prices have helped the Fed feel more comfortable with its decision to stop the rate increases. Fed Funds futures contracts actually show a leaning towards a 1/4% rate cut some time in 2007.

For the third year in a row, the high yield sector (junk bonds) continued to be the best performing bond market sector. This was driven by investors' desire to stretch for yield in this low yielding environment. This serves to tighten spreads on lesser quality issues and drive up price performance for these riskier assets.

For the fiscal year ended October 31, 2006, the Fund (Class A shares at net asset value) returned 4.35% versus 5.97% for the benchmark, Lehman Brother 10 Year Municipal Bond Index and 4.99% for the Lehman Brothers 7 Year Municipal Bond Index3. There have been substantial redemptions in the Fund over the past twelve months. This has limited our ability to employ our security selection process of adding relative value to the Fund. We have been selective in which bonds we sell in order to meet outgoing cashflow needs, so that we can be sensitive to the possible tax consequences of the Fund's investment and try to avoid distributing large capital gains. The Fund was positioned heavily in the intermediate part of the curve (around 5 years). This part of the curve did not perform as well as longer maturities where there was more price appreciation as interest rates dropped.

We continue to investment in high-quality bonds with the majority of the Fund invested in securities rated AAA. Once again, the high yield (or "junk bond") sector has been the best-performing sector of the municipal market. While this trend of risky bonds providing high returns has gone on for a few years, we feel there is little room left for this trend to continue.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2006

	OHIO MUNI CLASS A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	4.35%	2.26%
Three Year	3.02%	2.32%
Five Year	3.60%	3.18%
Ten Year	4.91%	4.70%
Since Inception	6.06%	5.94%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 1-5 years. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 8 to 12 years. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

3The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (0.1%)
HSBC Finance Corp. 5.37% (a), 11/1/06	$369	$369
Total Commercial Paper (Amortized Cost $369)		369
Common Stocks (99.3%)
Aerospace/Defense (1.9%):
Northrop Grumman Corp.	65,000	4,315
Banks (4.6%):
UCBH Holdings, Inc. (b)	133,000	2,280
Wachovia Corp.	80,000	4,440
Wells Fargo Co.	100,000	3,629
		10,349
Brokerage Services (1.9%):
Willis Group Holdings Ltd.	112,500	4,278
Chemicals (3.0%):
Celanese Corp., Series A	220,000	4,534
PPG Industries, Inc. (b)	31,500	2,155
		6,689
Coal (0.7%):
Foundation Coal Holdings, Inc.	44,000	1,615
Computers & Peripherals (7.2%):
Dell, Inc. (b) (c)	370,000	9,002
Hewlett-Packard Co.	100,000	3,874
International Business Machines Corp.	36,500	3,370
		16,246
Engineering & Construction (2.3%):
Foster Wheeler Ltd. (c)	115,000	5,169
Financial Services (12.8%):
AMBAC Financial Group, Inc.	28,500	2,379
Ameriprise Financial, Inc.	70,000	3,605
Capital One Financial Corp. (b)	30,000	2,380
Citigroup, Inc.	100,000	5,016
Fannie Mae	133,000	7,882
Freddie Mac	110,000	7,589
		28,851
Heavy Machinery (2.6%):
Caterpillar, Inc.	62,000	3,764
Deere & Co. (b)	25,000	2,128
		5,892
Home Builders (4.9%):
Lennar Corp., Class A (b)	59,000	2,801
M.D.C. Holdings, Inc. (b)	25,000	1,247

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pulte Homes, Inc. (b)	148,000	$4,587
Toll Brothers, Inc. (b) (c)	85,000	2,457
		11,092
Insurance (6.3%):
American International Group, Inc.	80,000	5,374
Arch Capital Group Ltd. (c)	55,000	3,536
Assurant, Inc. (b)	28,000	1,474
XL Capital Ltd., Class A (b)	52,500	3,704
		14,088
Internet Business Services (1.4%):
Symantec Corp. (b) (c)	163,000	3,234
Lodging (1.5%):
Wyndham Worldwide Corp. (c)	112,400	3,316
Manufacturing — Diversified (1.5%):
Pentair, Inc. (b)	18,000	593
Tyco International Ltd.	95,000	2,796
		3,389
Media (2.8%):
Time Warner, Inc. (b)	312,000	6,243
Minerals (1.1%):
BHP Billiton Ltd. ADR (b)	59,000	2,512
Mining (3.9%):
Agnico-Eagle Mines Ltd.	20,000	740
Coeur d'Alene Mines Corp. (c)	150,000	735
Kinross Gold Corp. (b) (c)	190,000	2,508
Newmont Mining Corp. (b)	105,000	4,753
		8,736
Oil & Gas Exploration — Production & Services (7.9%):
Chesapeake Energy Corp. (b)	225,000	7,299
ENSCO International, Inc.	100,000	4,897
Noble Corp.	80,000	5,608
		17,804
Oil Companies — Integrated (1.2%):
Hess Corp. (b)	65,000	2,756
Oilfield Services & Equipment (5.3%):
Halliburton Co. (b)	250,000	8,087
Weatherford International Ltd. (c)	94,000	3,862
		11,949
Pharmaceuticals (3.7%):
Pfizer, Inc.	315,000	8,395
Railroads (2.2%):
CSX Corp.	135,000	4,815
Real Estate Investment Trusts (1.6%):
Annaly Capital Management, Inc. (b)	265,000	3,477

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Restaurants (1.5%):
McDonald's Corp.	82,500	$3,458
Retail — Discount (3.2%):
Wal-Mart Stores, Inc. (b)	145,000	7,146
Retail — Specialty Stores (2.7%):
The Home Depot, Inc.	165,000	6,160
Savings & Loans (3.4%):
Washington Mutual, Inc. (b)	180,000	7,614
Semiconductors (2.9%):
Applied Materials, Inc.	240,000	4,174
Fairchild Semiconductor International, Inc. (b) (c)	140,000	2,255
		6,429
Television (1.3%):
CBS Corp., Class B	100,000	2,894
Tobacco (0.3%):
Altria Group, Inc. (b)	7,000	569
Utilities — Telecommunications (1.7%):
Sprint Nextel Corp. (b)	205,000	3,831
Total Common Stocks (Cost $203,427)		223,311
Short-Term Securities Held as Collateral for Securities Lending (31.8%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$71,460	71,460
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $71,460)		71,460
Total Investments (Cost $275,256) — 131.2%		295,140
Liabilities in excess of other assets — (31.2%)		(70,265)
NET ASSETS — 100.0%		$224,875

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was out on loan.

(c)  Non-income producing security

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (3.3%)
HSBC Finance Corp., 5.37% (a), 11/1/06	$2,653	$2,653
Total Commercial Paper (Amortized Cost $2,653)		2,653
Common Stocks (96.1%)
Advertising (0.2%):
Interpublic Group of Cos., Inc. (b)	2,763	30
Omnicom Group, Inc.	1,077	109
		139
Aerospace/Defense (2.2%):
B.F. Goodrich Co.	782	35
Boeing Co.	4,981	398
General Dynamics Corp.	2,528	180
Honeywell International, Inc.	5,132	216
Lockheed Martin Corp.	2,231	194
Northrop Grumman Corp.	2,159	143
Raytheon Co., Class B	2,812	140
Rockwell Collins, Inc.	1,074	62
United Technologies Corp.	6,338	417
		1,785
Agricultural Operations (0.2%):
Archer-Daniels-Midland Co.	4,109	158
Airlines (0.1%):
Southwest Airlines Co.	4,926	74
Aluminum (0.2%):
Alcoa, Inc.	5,432	157
Apparel & Footwear (0.4%):
Coach, Inc. (b)	2,293	91
Jones Apparel Group, Inc.	707	24
Liz Claiborne, Inc.	647	27
Nike, Inc., Class B	1,201	110
VF Corp.	557	42
		294
Audio & Video Products (0.1%):
Harman International Industries, Inc.	409	42
Automotive (0.4%):
AutoNation, Inc. (b)	961	19
Ford Motor Co.	11,785	98
General Motors Corp.	3,544	124
Navistar International Corp. (b)	387	11
PACCAR, Inc.	1,562	92
		344
Automotive Parts (0.1%):
Eaton Corp.	1,051	76
Genuine Parts Co.	1,073	49
		125

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Banks (7.9%):
AmSouth Bankcorp	2,146	$65
Bank of America Corp.	28,357	1,528
Bank of New York Co., Inc.	4,781	164
BB & T Corp.	3,366	146
Comerica, Inc.	1,016	59
Commerce Bancorp, Inc.	1,169	41
Compass Bancshares, Inc.	811	46
Fifth Third Bancorp	3,496	139
First Horizon National Corp.	777	31
Huntington Bancshares, Inc.	1,488	36
J.P. Morgan Chase & Co.	21,750	1,032
KeyCorp (c)	2,527	94
M&T Bank Corp.	488	59
Marshall & Ilsley Corp.	1,594	76
Mellon Financial Corp.	2,579	100
National City Corp.	3,790	141
North Fork Bancorporation, Inc.	2,919	83
Northern Trust Corp.	1,175	69
PNC Financial Services Group, Inc.	1,845	129
Regions Financial Corp.	2,849	108
State Street Corp.	2,075	133
SunTrust Banks, Inc.	2,286	181
Synovus Financial Corp.	2,031	60
U.S. Bancorp	11,135	377
Wachovia Corp.	11,710	650
Wells Fargo Co.	21,097	766
Zions Bancorporation	669	54
		6,367
Beverages (2.0%):
Anheuser-Busch Cos., Inc.	4,817	228
Brown-Forman Corp., Class B	492	36
Coca Cola Enterprises, Inc.	1,727	35
Coca-Cola Co.	12,769	597
Constellation Brands, Inc., Class A (b)	1,321	36
Molson Coors Brewing Co.	286	20
Pepsi Bottling Group, Inc.	851	27
PepsiCo, Inc.	10,330	655
		1,634
Biotechnology (1.3%):
Amgen, Inc. (b)	7,335	557
Biogen Idec, Inc. (b)	2,153	102
Genzyme Corp. (b)	1,638	111
Gilead Sciences, Inc. (b)	2,862	197
MedImmune, Inc. (b)	1,501	48
		1,015

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brokerage Services (1.1%):
Charles Schwab Corp.	6,479	$118
Lehman Brothers Holdings, Inc.	3,367	262
Merrill Lynch & Co.	5,554	486
		866
Building Materials (0.2%):
American Standard Cos., Inc.	1,093	49
Masco Corp.	2,495	69
Vulcan Materials Co.	605	49
		167
Building — Residential & Commercial (0.1%):
Centex Corp.	743	39
D.R. Horton, Inc.	1,707	40
KB Home	492	22
		101
Casino Services (0.2%):
Harrah's Entertainment, Inc.	1,165	87
International Game Technology	2,126	90
		177
Chemicals (1.3%):
Air Products & Chemicals, Inc.	1,381	96
Ashland, Inc.	397	24
Dow Chemical Co.	6,011	245
E.I. Du Pont de Nemours	5,776	265
Eastman Chemical Co.	516	31
Hercules, Inc. (b)	711	13
Monsanto Co.	3,402	150
PPG Industries, Inc.	1,036	71
Praxair, Inc.	2,020	122
Rohm & Haas Co.	900	47
Sigma-Aldrich Corp.	416	31
		1,095
Coal (0.1%):
Consol Energy, Inc.	1,149	41
Commercial Services (0.3%):
Cintas Corp.	856	35
Convergys Corp. (b)	870	19
Ecolab, Inc.	1,120	51
Moody's Corp.	1,484	98
Paychex, Inc.	2,121	84
		287
Computers & Peripherals (4.9%):
Apple Computer, Inc. (b)	5,329	432
Cisco Systems, Inc. (b)	38,248	923
Computer Sciences Corp. (b)	1,076	57
Dell, Inc. (b)	14,233	346

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Electronic Data Systems Corp.	3,243	$82
EMC Corp. (b)	14,401	177
Hewlett-Packard Co.	17,161	665
International Business Machines Corp.	9,535	880
Lexmark International Group, Inc. (b)	629	40
NCR Corp. (b)	1,130	47
Network Appliance, Inc. (b)	2,334	85
SanDisk Corp. (b)	1,228	59
Sun Microsystems, Inc. (b)	21,987	119
Symbol Technologies, Inc.	1,592	24
Unisys Corp. (b)	2,154	14
		3,950
Consumer Products (0.5%):
Clorox Co.	947	61
Colgate-Palmolive Co.	3,236	207
Fortune Brands, Inc.	945	73
Newell Rubbermaid, Inc.	1,735	50
		391
Containers & Packaging (0.1%):
Ball Corp.	654	27
Bemis, Inc.	658	22
Pactiv Corp. (b)	865	27
Sealed Air Corp.	509	30
		106
Cosmetics & Toiletries (2.0%):
Alberto Culver Co.	490	25
Avon Products, Inc.	2,805	85
Estee Lauder Cos., Class A	809	33
International Flavor & Fragance, Inc.	494	21
Kimberly-Clark Corp.	2,871	191
Procter & Gamble Co.	19,893	1,261
		1,616
Cruise Lines (0.2%):
Carnival Corp.	2,788	136
Distribution/Wholesale (0.2%):
Costco Wholesale Corp.	2,933	157
E-Commerce & Services (0.1%):
Amazon.com, Inc. (b)	1,969	75
Monster Worldwide, Inc. (b)	805	33
		108
Electrical Equipment (0.3%):
Emerson Electric Co.	2,555	216
W.W. Grainger, Inc.	472	34
		250
Electronics (3.3%):
American Power Conversion Corp.	1,063	32

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
General Electric Co.	64,679	$2,271
Johnson Controls, Inc.	1,225	100
L-3 Communications Holdings, Inc.	772	62
Millipore Corp. (b)	335	22
Molex, Inc.	886	31
Parker Hannifin Corp.	753	63
PerkinElmer, Inc.	788	17
Sanmina - SCI Corp. (b)	3,339	13
Solectron Corp. (b)	5,730	19
Tektronix, Inc.	525	16
Thermo Electron Corp. (b)	988	42
		2,688
Engineering (0.1%):
Fluor Corp.	549	43
Entertainment (0.5%):
The Walt Disney Co.	13,096	412
Environmental Control (0.2%):
Allied Waste Industries, Inc. (b)	1,590	19
Waste Management, Inc.	3,387	127
		146
Financial & Insurance (0.1%):
MBIA, Inc.	845	52
Financial Services (6.3%):
AMBAC Financial Group, Inc.	664	55
American Express Co.	7,612	440
Ameriprise Financial, Inc.	1,527	79
Bear Stearns Cos., Inc.	754	114
Capital One Financial Corp.	1,919	152
Chicago Mercantile Exchange Holdings, Inc.	224	112
CIT Group, Inc.	1,246	65
Citigroup, Inc.	30,975	1,554
Countrywide Credit Industries, Inc.	3,835	146
E*TRADE Financial Corp. (b)	2,677	62
Equifax, Inc.	794	30
Fannie Mae	6,064	359
Federated Investors, Inc., Class B	568	20
Freddie Mac	4,329	299
Goldman Sachs Group, Inc.	2,705	513
H&R Block, Inc.	2,016	44
Janus Capital Group, Inc.	1,296	26
Legg Mason, Inc.	855	77
Marsh & McLennan Cos., Inc.	3,449	102
Morgan Stanley	6,717	513
SLM Corp.	2,570	125
T. Rowe Price Group, Inc.	1,640	78
Western Union Co. (b)	4,795	106
		5,071

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Distributors, Supermarkets & Wholesalers (0.4%):
Kroger Co.	4,527	$102
Safeway, Inc.	2,786	82
SUPERVALU, Inc.	1,326	44
Sysco Corp.	3,876	135
		363
Food Processing & Packaging (0.9%):
Campbell Soup Co.	1,446	54
ConAgra, Inc.	3,201	84
Dean Foods Co. (b)	837	35
General Mills, Inc.	2,211	126
H.J. Heinz Co.	2,077	88
Hershey Foods Corp.	1,101	58
Kellogg Co.	1,566	79
McCormick & Co., Inc.	827	31
Sara Lee Corp.	4,763	81
Tyson Foods, Inc., Class A	1,579	23
Wm. Wrigley Jr. Co.	1,375	71
		730
Forest Products & Paper (0.3%):
International Paper Co.	2,849	95
Louisiana Pacific Corp.	659	13
MeadWestvaco Corp.	1,135	31
Temple-Inland, Inc.	682	27
Weyerhaeuser Co.	1,544	98
		264
Health Care (1.3%):
Coventry Health Care, Inc. (b)	996	47
HCA, Inc.	2,656	134
Health Management Associates, Inc., Class A	1,505	30
Humana, Inc. (b)	1,035	62
Manor Care, Inc.	462	22
McKesson Corp.	1,876	94
Medtronic, Inc.	7,202	351
WellPoint, Inc. (b)	3,884	296
		1,036
Heavy Machinery (0.5%):
Caterpillar, Inc.	4,109	250
Deere & Co.	1,449	123
		373
Home Builders (0.1%):
Lennar Corp., Class A	867	41
Pulte Homes, Inc.	1,327	41
		82
Hospitals (0.0%):
Tenet Healthcare Corp. (b)	2,954	21

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hotels & Motels (0.3%):
Hilton Hotels Corp.	2,417	$70
Marriott International, Inc., Class A	2,153	90
Starwood Hotels & Resorts Worldwide, Inc.	1,365	81
		241
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	1,132	26
Whirlpool Corp.	490	43
		69
Instruments — Scientific (0.2%):
Applied Biosystems Group	1,142	42
Fisher Scientific International, Inc. (b)	780	67
Waters Corp. (b)	642	32
		141
Insurance (4.6%):
ACE Ltd.	2,038	117
Aetna, Inc.	3,432	141
Aflac, Inc.	3,110	140
Allstate Corp.	3,945	242
American International Group, Inc.	16,282	1,094
Aon Corp.	1,971	69
Chubb Corp.	2,575	137
CIGNA Corp.	696	81
Cincinnati Financial Corp.	1,086	50
Genworth Financial, Inc., Class A	2,851	95
Hartford Financial Services Group, Inc.	1,906	166
Lincoln National Corp.	1,800	114
Loews Corp.	2,864	111
MetLife, Inc.	4,759	272
MGIC Investment Corp.	529	31
Principal Financial Group	1,688	95
Progressive Corp.	4,838	117
Prudential Financial, Inc.	3,039	234
Safeco Corp.	730	43
St. Paul Cos., Inc.	4,329	221
Torchmark Corp.	621	38
UnumProvident Corp.	2,146	42
XL Capital Ltd., Class A	1,130	80
		3,730
Internet Business Services (1.3%):
eBay, Inc. (b)	7,360	237
Google Inc., Class A (b)	1,336	636
Juniper Networks, Inc. (b)	3,545	61
Symantec Corp. (b)	6,198	123
VeriSign, Inc. (b)	1,536	32
		1,089

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Internet Service Provider (0.2%):
Yahoo, Inc. (b)	7,789	$205
Investment Companies (0.1%):
Franklin Resources, Inc.	1,045	119
Leisure & Recreation Products (0.0%):
Brunswick Corp.	582	18
Lodging (0.0%):
Wyndham Worldwide Corp. (b)	1,256	37
Machine — Diversified (0.2%):
Cummins Engine, Inc.	330	42
Dover Corp.	1,276	61
Rockwell Automation, Inc.	1,103	68
		171
Manufacturing — Capital Goods (0.2%):
Cooper Industries Ltd.	574	52
Illinois Tool Works, Inc.	2,634	126
		178
Manufacturing — Diversified (0.5%):
Ingersoll-Rand Co. Ltd., Class A	2,016	74
Tyco International Ltd.	12,623	372
		446
Manufacturing — Miscellaneous (0.8%):
3M Co.	4,720	372
Danaher Corp.	1,483	106
ITT Industries, Inc.	1,158	63
Pall Corp.	783	25
Textron, Inc.	791	72
		638
Media (1.3%):
E.W. Scripps Co., Class A	523	26
News Corp., Class A	14,640	305
Time Warner, Inc.	25,481	510
Univision Communications, Inc. (b)	1,572	55
Viacom Inc., Class B (b)	4,445	173
		1,069
Medical Services (1.0%):
Caremark Rx, Inc.	2,675	132
Express Scripts, Inc. (b)	864	55
Laboratory Corp. of America Holdings (b)	785	54
Medco Health Solutions, Inc. (b)	1,842	98
Quest Diagnostics, Inc.	1,014	50
UnitedHealth Group, Inc.	8,440	412
		801
Medical Supplies (1.1%):
Bausch & Lomb, Inc.	338	18

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Baxter International, Inc.	4,088	$188
Becton Dickinson & Co.	1,534	107
Biomet, Inc.	1,534	58
Boston Scientific Corp. (b)	7,380	117
C.R. Bard, Inc.	649	53
Patterson Cos., Inc. (b)	871	29
St. Jude Medical, Inc. (b)	2,210	76
Stryker Corp.	1,860	97
Zimmer Holdings, Inc. (b)	1,522	110
		853
Medical — Information Systems (0.0%):
IMS Health, Inc.	1,263	35
Mining (0.2%):
Newmont Mining Corp.	2,818	128
Motorcycles (0.1%):
Harley-Davidson, Inc.	1,643	113
Newspapers (0.2%):
Gannett Co., Inc.	1,482	87
New York Times Co., Class A	905	22
Tribune Co.	1,195	40
		149
Office Equipment & Supplies (0.4%):
Avery Dennison Corp.	592	37
OfficeMax, Inc.	466	22
Pitney Bowes, Inc.	1,389	65
Staples, Inc.	4,553	118
Xerox Corp. (b)	6,129	104
		346
Oil & Gas Exploration — Production & Services (1.3%):
Anadarko Petroleum Corp.	2,880	134
Apache Corp.	2,063	135
Chesapeake Energy Corp.	2,372	77
Devon Energy Corp.	2,764	185
EOG Resources, Inc.	1,521	101
Murphy Oil Corp.	1,171	55
Nabors Industries Ltd. (b)	1,980	61
Noble Corp.	860	60
Rowan Cos., Inc.	692	23
Transocean, Inc. (b)	1,975	143
XTO Energy, Inc.	2,292	107
		1,081
Oil Companies — Integrated (5.8%):
Chevron Corp.	13,772	926
ConocoPhillips	10,325	622
Exxon Mobil Corp.	37,247	2,660
Hess Corp.	1,512	64
Marathon Oil Corp.	2,244	194

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Occidental Petroleum Corp.	5,399	$253
		4,719
Oil Marketing & Refining (0.3%):
Sunoco, Inc.	817	54
Valero Energy Corp.	3,840	201
		255
Oilfield Services & Equipment (1.3%):
Baker Hughes, Inc.	2,062	142
BJ Services Co.	1,875	57
Halliburton Co.	6,461	209
National Oilwell Varco, Inc. (b)	1,099	66
Schlumberger Ltd.	7,419	468
Weatherford International Ltd. (b)	2,168	89
		1,031
Paint, Varnishes & Enamels (0.1%):
Sherwin-Williams Co.	707	42
Pharmaceuticals (6.7%):
Abbott Laboratories	9,573	455
Allergan, Inc.	945	109
AmerisourceBergen Corp.	1,263	60
Barr Pharmaceuticals, Inc. (b)	666	35
Bristol-Myers Squibb Co.	12,322	305
Cardinal Health, Inc.	2,541	166
Eli Lilly & Co.	6,162	345
Forest Laboratories, Inc. (b)	1,993	98
Hospira, Inc. (b)	984	36
Johnson & Johnson	18,328	1,235
King Pharmaceuticals, Inc. (b)	1,524	26
Merck & Co., Inc.	13,635	619
Mylan Laboratories, Inc.	1,321	27
Pfizer, Inc.	45,683	1,217
Schering-Plough Corp.	9,281	206
Watson Pharmaceuticals, Inc. (b)	640	17
Wyeth	8,431	430
		5,386
Photography (0.1%):
Eastman Kodak Co.	1,800	44
Pipelines (0.3%):
El Paso Corp.	4,361	60
Kinder Morgan, Inc.	672	71
Williams Cos., Inc.	3,733	91
		222
Primary Metal & Mineral Production (0.2%):
Freeport-McMoRan Copper & Gold, Inc., Class B	1,231	75
Phelps Dodge Corp.	1,279	128
		203

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Publishing (0.3%):
Dow Jones & Co., Inc.	408	$14
McGraw-Hill Cos., Inc.	2,205	142
Meredith Corp.	245	13
R.R. Donnelley & Sons Co.	1,355	46
		215
Radio & Television (0.8%):
Clear Channel Communications, Inc.	3,110	109
Comcast Corp., Class A (b)	13,113	533
		642
Railroads (0.7%):
Burlington Northern/Santa Fe Corp.	2,268	176
CSX Corp.	2,779	99
Norfolk Southern Corp.	2,593	136
Union Pacific Corp.	1,688	153
		564
Real Estate (0.1%):
Realogy Corp. (b)	1,582	41
Real Estate Investment Trusts (1.1%):
Apartment Investment & Management Co., Class A	610	35
Archstone-Smith Trust	1,343	81
Boston Properties, Inc.	716	77
Equity Office Properties Trust	2,194	93
Equity Residential Properties Trust	1,824	100
Kimco Realty Corp.	1,357	60
Plum Creek Timber Co., Inc.	1,123	40
ProLogis	1,536	97
Public Storage, Inc.	760	68
Simon Property Group, Inc.	1,386	135
Vornado Realty Trust	764	91
		877
Restaurants (0.9%):
Darden Restaurants, Inc.	916	38
McDonald's Corp.	7,684	322
Starbucks Corp. (b)	4,738	179
Tim Horton's, Inc.	998	29
Wendy's International, Inc.	737	26
Yum! Brands, Inc.	1,696	101
		695
Retail (0.4%):
Dollar General Corp.	1,955	27
Target Corp.	5,381	319
		346
Retail — Apparel/Shoe (0.2%):
Gap, Inc.	3,374	71

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Limited Brands, Inc.	2,128	$63
		134
Retail — Department Stores (0.7%):
Dillard's, Inc., Class A	379	11
Federated Department Stores, Inc.	3,406	149
J.C. Penney Co., Inc.	1,405	106
Kohl's Corp. (b)	2,051	145
Nordstrom, Inc.	1,431	68
Sears Holdings Corp. (b)	522	91
		570
Retail — Discount (1.0%):
Big Lots, Inc. (b)	682	14
Family Dollar Stores, Inc.	951	28
Wal-Mart Stores, Inc.	15,412	760
		802
Retail — Drug Stores (0.5%):
CVS Corp.	5,147	161
Walgreen Co.	6,316	276
		437
Retail — Food (0.1%):
Whole Foods Market, Inc.	885	57
Retail — Specialty Stores (1.5%):
AutoZone, Inc. (b)	331	37
Bed Bath & Beyond, Inc. (b)	1,769	71
Best Buy Co., Inc.	2,548	141
Circuit City Stores, Inc.	884	24
Lowe's Cos., Inc.	9,574	289
Office Depot, Inc. (b)	1,775	74
RadioShack Corp.	850	15
The Home Depot, Inc.	12,932	483
Tiffany & Co.	867	31
TJX Cos., Inc.	2,817	82
		1,247
Rubber & Rubber Products (0.0%):
Goodyear Tire & Rubber Co. (b)	1,111	17
Savings & Loans (0.4%):
Sovereign Bancorp, Inc.	2,247	54
Washington Mutual, Inc.	6,037	255
		309
Schools & Educational Services (0.0%):
Apollo Group, Inc. (b)	877	32
Semiconductors (2.6%):
Advanced Micro Devices, Inc. (b)	3,045	65
Altera Corp. (b)	2,252	42
Analog Devices, Inc.	2,211	70

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Applied Materials, Inc.	9,659	$168
Broadcom Corp., Class A (b)	2,938	89
Freescale Semiconductor, Inc., Class B (b)	2,529	100
Freescale Semiconductor, Inc., Class A (b)	13	1
Intel Corp.	36,138	771
JDS Uniphase Corp. (b)	1,320	19
KLA-Tencor Corp.	1,248	61
Linear Technology Corp.	1,888	59
LSI Logic Corp. (b)	2,504	25
Maxim Integrated Products, Inc.	2,010	60
Micron Technology, Inc. (b)	4,573	66
National Semiconductor Corp.	1,865	45
Novellus Systems, Inc. (b)	772	21
NVIDIA Corp. (b)	2,209	77
PMC-Sierra, Inc. (b)	1,310	9
QLogic Corp. (b)	998	21
Teradyne, Inc. (b)	1,235	17
Texas Instruments, Inc.	9,602	290
Xilinx, Inc.	2,130	54
		2,130
Software & Computer Services (3.7%):
Adobe Systems, Inc. (b)	3,630	139
Affiliated Computer Services, Inc., Class A (b)	743	40
Autodesk, Inc. (b)	1,452	53
Automatic Data Processing, Inc.	3,482	172
BMC Software, Inc. (b)	1,284	39
CA, Inc.	2,786	69
Citrix Systems, Inc. (b)	1,152	34
Compuware Corp. (b)	2,334	19
Electronic Arts, Inc. (b)	1,921	101
First Data Corp.	4,795	116
Fiserv, Inc. (b)	1,092	54
Intuit, Inc. (b)	2,142	75
Microsoft Corp.	54,115	1,554
Novell, Inc. (b)	2,125	13
Oracle Corp. (b)	25,272	467
Parametric Technology Corp. (b)	700	14
		2,959
Staffing (0.0%):
Robert Half International, Inc.	1,073	39
Steel (0.3%):
Allegheny Technologies, Inc.	631	50
Nucor Corp.	1,932	113
United States Steel Corp.	772	52
		215
Telecommunications (0.2%):
Ciena Corp. (b)	529	12
Citizens Communications Co.	2,011	29

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Qwest Communications International, Inc. (b)	10,028	$87
		128
Telecommunications — Services & Equipment (1.6%):
ADC Telecommunications, Inc. (b)	735	10
Agilent Technologies, Inc. (b)	2,561	91
Andrew Corp. (b)	1,000	9
Avaya, Inc. (b)	2,863	37
Comverse Technology, Inc. (b)	1,266	28
Corning, Inc. (b)	9,773	200
Embarq Corp.	935	45
Jabil Circuit, Inc.	1,158	33
Lucent Technologies, Inc. (b)	28,081	68
Motorola, Inc.	15,351	354
QUALCOMM, Inc.	10,350	377
Tellabs, Inc. (b)	2,805	30
		1,282
Television (0.2%):
CBS Corp., Class B	4,892	142
Tobacco (1.4%):
Altria Group, Inc.	13,116	1,067
UST, Inc.	1,008	54
		1,121
Tobacco & Tobacco Products (0.1%):
Reynolds American, Inc.	1,074	68
Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.	465	39
Snap-on, Inc.	364	17
Stanley Works	508	24
		80
Toys (0.1%):
Hasbro, Inc.	1,025	26
Mattel, Inc.	2,369	54
		80
Transportation Services (0.9%):
FedEx Corp.	1,920	220
United Parcel Service, Inc., Class B	6,774	510
		730
Travel Services (0.0%):
Sabre Holdings Corp., Class A	827	21
Trucking & Leasing (0.0%):
Ryder Systems, Inc.	389	20
Utilities — Electric (3.2%):
AES Corp. (b)	4,144	91
Allegheny Energy, Inc. (b)	1,032	44
Ameren Corp.	1,290	70

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
American Electric Power Co.	2,469	$102
CenterPoint Energy, Inc.	1,954	30
CMS Energy Corp. (b)	1,389	21
Consolidated Edison Co. of New York, Inc.	1,544	75
Constellation Energy Group, Inc.	1,126	70
Dominion Resources, Inc.	2,211	179
DTE Energy Co.	1,114	51
Duke Energy Corp.	7,851	248
Dynergy, Inc. (b)	2,371	14
Edison International	2,042	91
Entergy Corp.	1,306	112
Exelon Corp.	4,195	260
FirstEnergy Corp.	2,067	122
FPL Group, Inc.	2,534	129
NiSource, Inc.	1,710	40
PG&E Corp.	2,182	94
Pinnacle West Capital Corp.	623	30
PPL Corp.	2,388	83
Progress Energy, Inc.	1,588	73
Public Service Enterprise Group	1,578	96
Southern Co.	4,651	169
TECO Energy, Inc.	1,309	22
TXU Corp.	2,891	183
Xcel Energy, Inc.	2,544	56
		2,555
Utilities — Natural Gas (0.2%):
KeySpan Corp.	1,097	44
NICOR, Inc.	280	13
Peoples Energy Corp.	242	11
Sempra Energy	1,638	87
		155
Utilities — Telecommunications (3.2%):
Alltel Corp.	2,432	130
AT&T, Inc.	24,335	833
BellSouth Corp.	11,377	513
CenturyTel, Inc.	730	29
Sprint Nextel Corp.	18,718	350
Verizon Communications, Inc.	18,161	672
Windstream Corp.	2,971	41
		2,568
Total Common Stocks (Cost $28,082)		77,700
U.S. Treasury Bills (0.5%)
4.90% (a), 12/14/06 (d)	$450	447
Total U.S. Treasury Bills (Amortized Cost $447)		447
Total Investments (Cost $31,182) — 99.9%		80,800
Other assets in excess of liabilities — 0.1%		61
NET ASSETS — 100.0%		$80,861

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security

(c)  Investment in affiliate.

(d)  Serves as collateral for futures contracts.

Security Description	Number of Contracts	Value
Futures Contracts (11.5%)
S&P 500 Index, expiring December 15, 2006	27	$9,337
Total Futures Contracts (Cost $8,887)		$9,337

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (2.3%)
HSBC Finance Corp., 5.37% (a), 11/1/06	$6,597	$6,597
Total Commercial Paper (Amortized Cost $6,597)		6,597
Common Stocks (97.8%)
Aerospace/Defense (1.0%):
General Dynamics Corp.	42,000	2,986
Apparel & Footwear (1.2%):
Jones Apparel Group, Inc. (b)	102,000	3,407
Auction Houses & Art Dealers (1.6%):
Adesa, Inc. (b)	190,000	4,777
Automotive Parts (2.2%):
BorgWarner, Inc.	72,500	4,169
Eaton Corp. (b)	32,000	2,318
		6,487
Banks (6.4%):
Cullen/Frost Bankers, Inc.	85,400	4,625
First Horizon National Corp. (b)	78,000	3,067
Mellon Financial Corp.	110,000	4,268
Mercantile Bankshares Corp.	84,900	3,828
Whitney Holding Corp.	88,000	2,874
		18,662
Chemicals (3.8%):
Agrium, Inc. (b)	124,000	3,475
PPG Industries, Inc. (b)	52,000	3,557
Rohm & Haas Co. (b)	76,000	3,938
		10,970
Coal (0.7%):
Peabody Energy Corp.	48,000	2,015
Computers & Peripherals (4.4%):
CACI International, Inc., Class A (b) (c)	62,000	3,568
Lexmark International Group, Inc. (b) (c)	82,000	5,214
NCR Corp. (b) (c)	97,000	4,027
		12,809
Containers & Packaging (3.0%):
Owens-Illinois, Inc. (b) (c)	245,000	4,067
Pactiv Corp. (c)	149,000	4,595
		8,662
Electronics (4.1%):
AVX Corp. (b)	259,000	4,082
Flextronics International Ltd. (b) (c)	319,000	3,700
Johnson Controls, Inc.	49,200	4,012
		11,794

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financial Services (3.9%):
AMBAC Financial Group, Inc.	67,000	$5,594
Ameriprise Financial, Inc.	108,000	5,562
		11,156
Food Distributors, Supermarkets & Wholesalers (1.2%):
SUPERVALU, Inc. (b)	103,000	3,440
Forest Products & Paper (0.9%):
Weyerhaeuser Co. (b)	39,000	2,480
Health Care (2.2%):
Coventry Health Care, Inc. (c)	52,000	2,442
Manor Care, Inc. (b)	79,500	3,815
		6,257
Heavy Machinery (1.2%):
Deere & Co. (b)	40,000	3,405
Human Resources (1.1%):
Hewitt Associates, Inc., Class A (b) (c)	127,000	3,179
Instruments — Scientific (1.1%):
Applied Biosystems Group	88,000	3,282
Insurance (6.1%):
Alleghany Corp. (b) (c)	15,400	4,709
Hartford Financial Services Group, Inc.	28,000	2,441
HCC Insurance Holdings, Inc. (b)	129,000	4,342
Old Republic International Corp.	187,500	4,224
PMI Group, Inc. (b)	48,000	2,047
		17,763
Manufacturing — Diversified (1.7%):
Parker Hannifin Corp.	23,000	1,923
Pentair, Inc. (b)	91,000	2,998
		4,921
Manufacturing — Miscellaneous (1.8%):
ITT Industries, Inc.	95,000	5,167
Medical Supplies (2.3%):
Becton Dickinson & Co.	59,100	4,139
Dade Behring Holdings, Inc.	71,000	2,586
		6,725
Motorcycles (1.0%):
Harley-Davidson, Inc.	44,000	3,020
Oil & Gas Exploration — Production & Services (4.6%):
Devon Energy Corp.	97,000	6,483
Newfield Exploration Co. (c)	102,400	4,177
Todco, Class A (c)	76,000	2,594
		13,254

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil Companies — Integrated (2.9%):
Hess Corp. (b)	81,000	$3,434
Occidental Petroleum Corp. (b)	104,000	4,882
		8,316
Oil Marketing & Refining (1.2%):
Valero Energy Corp.	67,000	3,506
Oilfield Services & Equipment (0.7%):
Helix Energy Solutions Group, Inc. (b) (c)	60,000	1,938
Paint, Varnishes & Enamels (1.2%):
Sherwin-Williams Co. (b)	58,500	3,465
Pharmaceuticals (1.8%):
AmerisourceBergen Corp.	110,000	5,192
Pipelines (2.1%):
National Fuel Gas Co. (b)	160,000	5,984
Primary Metal & Mineral Production (3.2%):
Freeport-McMoRan Copper & Gold, Inc., Class B (b)	65,000	3,931
Phelps Dodge Corp.	53,000	5,320
		9,251
Railroads (1.2%):
Burlington Northern/Santa Fe Corp.	44,000	3,411
Real Estate Investment Trusts (4.9%):
AMB Property Corp.	71,000	4,147
Annaly Capital Management, Inc. (b)	331,000	4,343
CBL & Associates Properties, Inc. (b)	64,000	2,799
Equity Residential Properties Trust (b)	51,300	2,801
		14,090
Restaurants (1.8%):
Yum! Brands, Inc.	86,500	5,143
Retail — Discount (1.4%):
Dollar Tree Stores, Inc. (c)	132,000	4,104
Retail — Specialty Stores (1.4%):
Barnes & Noble, Inc.	101,500	4,193
Semiconductors (3.3%):
Freescale Semiconductor, Inc., Class B (c)	151,000	5,939
Teradyne, Inc. (c)	257,000	3,603
		9,542
Software & Computer Services (3.1%):
Sybase, Inc. (c)	175,500	4,273
Synopsys, Inc. (c)	208,000	4,682
		8,955
Steel (1.3%):
Nucor Corp. (b)	66,000	3,855

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Telecommunications — Services & Equipment (1.8%):
Amdocs Ltd. (b) (c)	94,500	$3,663
Harris Corp. (b)	34,000	1,448
		5,111
Tools & Hardware Manufacturing (0.8%):
Black & Decker Corp. (b)	27,000	2,265
Transportation Services (1.4%):
Con-way, Inc.	85,500	4,033
Utilities — Electric (2.3%):
Exelon Corp. (b)	54,700	3,390
Great Plains Energy, Inc. (b)	103,000	3,352
		6,742
Utilities — Natural Gas (1.7%):
Sempra Energy (b)	93,000	4,933
Utilities — Telecommunications (0.8%):
CenturyTel, Inc.	55,000	2,213
Total Common Stocks (Cost $187,067)		282,860
Short-Term Securities Held as Collateral for Securities Lending (33.1%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$95,984	95,984
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $95,984)		95,984
Total Investments (Cost $289,648) — 133.2%		385,441
Liabilities in excess of other assets — (33.2%)		(96,163)
NET ASSETS — 100.0%		$289,278

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was out on loan.

(c)  Non-income producing security

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund		Stock Index Fund		Established Value
ASSETS:
Investments, at value (Cost $275,256, $31,182 and $289,648)	$295,140		$80,800		$385,441
Cash	50		50		50
Interest and dividends receivable	181		67		150
Receivable for capital shares issued	53		12		12
Receivable for investments sold	5,895		—		—
Receivable from adviser	—		1		—
Net receivable for variation margin on futures contracts	—		—		—
Prepaid expenses	22		5		32
Total Assets	301,341		80,935		385,685
LIABILITIES:
Payable for investments purchased	4,728		—		—
Payable for capital shares redeemed	38		13		80
Payable for return of collateral received	71,460		—		95,984
Accrued expenses and other payables:
Investment advisory fees	139		—		135
Administration fees	18		7		24
Custodian fees	4		13		5
Accounting fees	—	(a)	11		1
Transfer agent fees	10		8		26
Chief Compliance Officer fees	—	(a)	—	(a)	—	(a)
Trustee fees	2		—	(a)	3
Shareholder servicing fees — Class A Shares	46		8		2
12b- 1 fees — Class C Shares	1		—		—
12b-1 fees — Class R Shares	2		4		117
Other accrued expenses	18		10		30
Total Liabilities	76,466		74		96,407
NET ASSETS:
Capital	173,509		92,709		144,069
Accumulated undistributed net investment income	32		63		—
Net unrealized appreciation from investments and futures	19,884		50,068		95,793
Accumulated undistributed net realized gains (losses) from investment transactions and futures	31,450		(61,979)		49,416
Net Assets	$224,875		$80,861		$289,278
Net Assets
Class A Shares	$219,428		$60,631		$11,146
Class C Shares	982		—		—
Class R Shares	4,465		20,230		278,132
Total	$224,875		$80,861		$289,278
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	13,357		2,962		366
Class C Shares	60		—		—
Class R Shares	272		989		9,168
Total	13,689		3,951		9,534
Net asset value, offering (except Class A Shares & redemption price per share
Class A Shares	$16.43		$20.47		$30.50
Class C Shares (b)	$16.30		—		—
Class R Shares	$16.41		$20.45		$30.33
Maximum Sales Charge
Class A Shares	5.75%		5.75%		5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share
Class A Shares	$17.43		$21.72		$32.36

(a)  Rounds to less than $1,000.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value
Investment Income:
Interest income	$102	$106	$547
Dividend income	3,590	1,603	4,471
Income from securities lending, net	37	—	44
Total Income	3,729	1,709	5,062
Expenses:
Investment advisory fees	1,646	215	1,602
Administration fees	200	78	264
Shareholder servicing fees — Class A Shares	534	101	25
Shareholder servicing fee — Class R Shares	—	47	—
12b-1 fees — Class C Shares	9	—	—
12b-1 fees — Class R Shares	24	—	1,397
Accounting fees	63	82	57
Custodian fees	55	83	62
Transfer agent fees	13	5	17
Transfer agent — Class A Shares	35	50	16
Transfer agent — Class C Shares	1	—	—
Transfer agent — Class R Shares	10	37	203
Trustees' fees	24	9	33
Chief Compliance Officer fees	7	2	9
Legal and audit fees	60	23	79
Other expenses	52	49	61
Total Expenses	2,733	781	3,825
Expenses waived/reimbursed by Adviser	(26)	(142)	(13)
Net Expenses	2,707	639	3,812
Net Investment Income	1,022	1,070	1,250
Realized/Unrealized Gains (Losses) from Investment Transactions and Futures:
Net realized gains from investment transactions	38,770	11,625	56,107
Net realized gains from futures transactions	—	193	—
Net change in unrealized appreciation/depreciation on investment transactions and futures	1,661	(161)	(13,213)
Net realized/unrealized gains (losses) from investment transactions and futures	40,431	11,657	42,894
Net increase from payments by affiliates for reimbursement of prior year expenses	32	12	42
Change in net assets resulting from operations	$41,485	$12,739	$44,186

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$1,022	$2,000	$1,070	$1,367	$1,250	$300
Net realized gains from investments	38,770	36,354	11,625	12,028	56,107	35,474
Net realized gains (losses) from futures transactions	—	(745)	193	278	—	—
Net change in unrealized appreciation/depreciation investments, futures	1,661	(21,986)	(161)	(5,533)	(13,213)	11,878
Net increase from payments by affiliates for reimbursements of prior year expenses	32	—	12	—	42	—
Change in net assets resulting from operations	41,485	15,623	12,739	8,140	44,186	47,652
Distributions:
From net investment income:
Class A Shares	(1,020)	(2,105)	(866)	(1,160)	(58)	(39)
Class C Shares	—	(2)	—		—	—
Class R Shares	(5)	(42)	(208)	(242)	(1,299)	(325)
From net realized gains:
Class A Shares	—	—	—	—	(791)	(2,469)
Class C Shares	—	—	—	—	—	(45)
Class R Shares	—	—	—	—	(28,827)	(30,210)
Change in net assets resulting from distributions to shareholders	(1,025)	(2,149)	(1,074)	(1,402)	(30,975)	(33,088)
Change in net assets from capital transactions	(20,819)	(43,026)	(22,231)	(21,923)	(11,170)	(41,692)
Change in net assets	19,641	(29,552)	(10,566)	(15,185)	2,041	(27,128)
Net Assets:
Beginning of period	205,234	234,786	91,427	106,612	287,237	314,365
End of period	$224,875	$205,234	$80,861	$91,427	$289,278	$287,237
Accumulated undistributed net investment income (loss)	$32	$3	$63	$56	$—	$—

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$22,267	$13,738	$6,781	$10,367	$6,063	$3,773
Dividends reinvested	1,014	1,928	849	947	807	2,448
Cost of shares redeemed	(42,646)	(56,465)	(30,045)	(31,284)	(3,355)	(22,353)
Total Class A Shares	$(19,365)	$(40,799)	$(22,415)	$(19,970)	$3,515	$(16,132)
Class C Shares:
Proceeds from shares issued	$341	$580	$—	$—	$—	$42
Dividends reinvested	—	1	—	—	—	41
Cost of shares redeemed	(311)	(156)	—	—	—	(470)
Total Class C Shares	$30	$425	$—	$—	$—	$(387)
Class R Shares:
Proceeds from shares issued	$146	$668	$6,282	$1,938	$6,827	$8,165
Dividends reinvested	5	40	202	233	27,867	27,345
Cost of shares redeemed	(1,635)	(3,360)	(6,300)	(4,124)	(49,379)	(60,683)
Total Class R Shares	$(1,484)	$(2,652)	$184	$(1,953)	$(14,685)	$(25,173)
Total change in net assets from capital transactions	$(20,819)	$(43,026)	$(22,231)	$(21,923)	$(11,170)	$(41,692)
Share Transactions:
Class A Shares:
Issued	1,446	1,023	360	585	212	135
Reinvested	67	143	45	53	30	94
Redeemed	(2,798)	(4,207)	(1,587)	(1,757)	(119)	(828)
Total Class A Shares	(1,285)	(3,041)	(1,182)	(1,119)	123	(599)
Class C Shares:
Issued	22	44	—	—	—	1
Reinvested	—	— (a)	—	—	—	2
Redeemed	(20)	(12)	—	—	—	(18)
Total Class C Shares	2	32	—	—	—	(15)
Class R Shares:
Issued	10	50	328	110	237	296
Reinvested	— (a)	3	11	13	1,044	1,050
Redeemed	(108)	(249)	(329)	(234)	(1,723)	(2,183)
Total Class R Shares	(98)	(196)	10	(111)	(442)	(837)
Total change in shares	(1,381)	(3,205)	(1,172)	(1,230)	(319)	(1,451)

(a)  Rounds to less than 1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$13.62	$12.85	$11.41	$9.65	$12.93
Investment Activities:
Net investment income	0.07	0.12	0.10	0.10	0.10
Net realized and unrealized gains (losses) on investments and written options	2.81	0.78	1.45	1.75	(2.04)
Total from Investment Activities	2.88	0.90	1.55	1.85	(1.94)
Distributions
From net investment income	(0.07)	(0.13)	(0.11)	(0.09)	(0.09)
Net realized gains	—	—	—	—	(1.25)
Total Distributions	(0.07)	(0.13)	(0.11)	(0.09)	(1.34)
Net Asset Value, End of Period	$16.43	$13.62	$12.85	$11.41	$9.65
Total Return (excludes sales charge)	21.22%	7.00%	13.70%	19.23%	(17.21)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$219,428	$199,406	$227,185	$227,586	$319,613
Ratio of expenses to average net assets	1.22%	1.26%	1.25%	1.25%	1.17%
Ratio of net investment income to average net assets	0.48%	0.91%	0.80%	0.95%	0.84%
Ratio of expenses to average net assets*	1.22%	1.29%	1.25%	1.25%	1.20%
Ratio of net investment income to average net assets*	0.48%	0.88%	0.80%	0.95%	0.81%
Portfolio turnover (a)	104%	110%	86%	97%	40%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class C Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	March 1, 2003 through October 31, 2003(a)
Net Asset Value, Beginning of Period	$13.56	$12.83	$11.40	$9.13
Investment Activities:
Net investment income (loss)	(0.05)	0.02	0.05	0.06
Net realized and unrealized gains on investments and written options	2.79	0.78	1.44	2.27
Total from Investment Activities	2.74	0.80	1.49	2.33
Distributions
Net investment income	—	(0.07)	(0.06)	(0.06)
Total Distributions	—	(0.07)	(0.06)	(0.06)
Net Asset Value, End of Period	$16.30	$13.56	$12.83	$11.40
Total Return (excludes contingent deferred sales charges)	20.21%	6.24%	13.13%	25.65	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$982	$792	$334	$92
Ratio of expenses to average net assets	2.00%	2.00%	1.75%	1.72	%(c)
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.08)%	0.36%	0.32	%(c)
Ratio of expenses to average net assets*	2.77%	3.39%	4.63%	3.74	%(c)
Ratio of net investment loss to average net assets*	(1.09)%	(1.47)%	(2.52)%	(1.70	)%(c)
Portfolio turnover (d)	104%	110%	86%	97	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$13.60	$12.83	$11.39	$9.64	$12.93
Investment Activities:
Net investment income	0.02	0.08	0.06	0.06	0.06
Net realized and unrealized gains (losses) on investments and written options	2.81	0.77	1.45	1.76	(2.04)
Total from Investment Activities	2.83	0.85	1.51	1.82	(1.98)
Distributions
Net investment income	(0.02)	(0.08)	(0.07)	(0.07)	(0.06)
Net realized gains	—	—	—	—	(1.25)
Total Distributions	(0.02)	(0.08)	(0.07)	(0.07)	(1.31)
Net Asset Value, End of Period	$16.41	$13.60	$12.83	$11.39	$9.64
Total Return	20.80%	6.64%	13.32%	19.00%	(17.50)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,465	$5,036	$7,267	$9,398	$10,777
Ratio of expenses to average net assets	1.59%	1.60%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.12%	0.64%	0.54%	0.70%	0.57%
Ratio of expenses to average net assets*	1.77%	1.78%	1.90%	1.89%	1.91%
Ratio of net investment income (loss) to average net assets*	(0.06)%	0.46%	0.14%	0.31%	0.16%
Portfolio turnover (a)	104%	110%	86%	97%	40%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$17.85	$16.78	$15.59	$13.12	$17.10
Investment Activities:
Net investment income	0.25	0.27	0.16	0.13 **	0.14
Net realized and unrealized gains (losses) on investments and futures	2.62	1.07	1.19	2.49	(2.49)
Total from Investment Activities	2.87	1.34	1.35	2.62	(2.35)
Distributions
From net investment income	(0.25)	(0.27)	(0.16)	(0.15)	(0.14)
Net realized gains	—	—	—	—	(1.49)
Total Distributions	(0.25)	(0.27)	(0.16)	(0.15)	(1.63)
Net Asset Value, End of Period	$20.47	$17.85	$16.78	$15.59	$13.12
Total Return (excludes sales charge)	16.17%	7.98%	8.69%	20.11%	(15.75)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$60,631	$73,971	$88,330	$89,619	$338,588
Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.79%	0.66%
Ratio of net investment income to average net assets	1.29%	1.48%	0.96%	0.98%	0.90%
Ratio of expenses to average net assets*	0.85%	0.85%	0.86%	0.96%	0.81%
Ratio of net investment income to average net assets*	1.14%	1.33%	0.79%	0.81%	0.75%
Portfolio turnover (a)	5%	8%	3%	12%	8%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$17.83	$16.77	$15.57	$13.12	$17.09
Investment Activities:
Net investment income	0.21	0.22	0.11	0.09	0.11
Net realized and unrealized gains (losses) on investments and futures	2.62	1.07	1.21	2.49	(2.49)
Total from Investment Activities	2.83	1.29	1.32	2.58	(2.38)
Distributions
Net investment income	(0.21)	(0.23)	(0.12)	(0.13)	(0.10)
Net realized gains	—	—	—	—	(1.49)
Total Distributions	(0.21)	(0.23)	(0.12)	(0.13)	(1.59)
Net Asset Value, End of Period	$20.45	$17.83	$16.77	$15.57	$13.12
Total Return	15.96%	7.71%	8.50%	19.82%	(15.88)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,230	$17,456	$18,282	$20,526	$18,868
Ratio of expenses to average net assets	0.89%	0.90%	0.94%	0.98%	0.86%
Ratio of net investment income to average net assets	1.08%	1.23%	0.70%	0.71%	0.70%
Ratio of expenses to average net assets*	1.10%	1.17%	1.38%	1.71%	1.58%
Ratio of net investment income (loss) to average net assets*	0.87%	0.96%	0.26%	(0.02)%	(0.02)%
Portfolio turnover (a)	5%	8%	3%	12%	8%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Established Value
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$29.31	$27.91	$26.67	$21.28	$26.84
Investment Activities:
Net investment income	0.14	0.04	0.09	0.12	0.16
Net realized and unrealized gains on investments	4.24	4.32	3.40	5.37	0.07
Total from Investment Activities	4.38	4.36	3.49	5.49	0.23
Distributions
From net investment income	(0.17)	(0.05)	(0.05)	(0.10)	(0.17)
Net realized gains	(3.02)	(2.91)	(2.20)	—	(5.62)
Total Distributions	(3.19)	(2.96)	(2.25)	(0.10)	(5.79)
Net Asset Value, End of Period	$30.50	$29.31	$27.91	$26.67	$21.28
Total Return (excludes sales charge)	16.49%	16.92%	14.17%	25.90%	(0.32)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,146	$7,112	$23,505	$21,370	$35,586
Ratio of expenses to average net assets	1.23%	1.21%	1.11%	1.12%	0.99%
Ratio of net investment income to average net assets	0.49%	0.36%	0.33%	0.57%	0.66%
Ratio of expenses to average net assets*	1.23%	1.27%	1.13%	1.16%	1.06%
Ratio of net investment income to average net assets*	0.49%	0.30%	0.31%	0.53%	0.59%
Portfolio turnover (a)	49%	22%	45%	43%	74%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Established Value
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$29.15	$27.80	$26.61	$21.24	$26.80
Investment Activities:
Net investment income	0.12	0.02	0.02	0.06	0.07
Net realized and unrealized gains on investments	4.21	4.27	3.41	5.38	0.07
Total from Investment Activities	4.33	4.29	3.43	5.44	0.14
Distributions
Net investment income	(0.13)	(0.03)	(0.04)	(0.07)	(0.08)
Net realized gains	(3.02)	(2.91)	(2.20)	—	(5.62)
Total Distributions	(3.15)	(2.94)	(2.24)	(0.07)	(5.70)
Net Asset Value, End of Period	$30.33	$29.15	$27.80	$26.61	$21.24
Total Return	16.41%	16.70%	13.93%	25.69%	(0.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$278,132	$280,125	$290,445	$285,747	$246,200
Ratio of expenses to average net assets	1.32%	1.36%	1.34%	1.35%	1.33%
Ratio of net investment income to average net assets	0.43%	0.09%	0.10%	0.29%	0.33%
Ratio of expenses to average net assets*	1.32%	1.40%	1.37%	1.43%	1.46%
Ratio of net investment income to average net assets*	0.43%	0.05%	0.07%	0.21%	0.20%
Portfolio turnover (a)	49%	22%	45%	43%	74%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (5.9%)
HSBC Finance Corp. 5.37% (a), 11/1/06	$27,743	$27,743
Total Commercial Paper (Amortized Cost $27,743)		27,743
Common Stocks (96.4%)
Banks (2.6%):
Colonial BancGroup, Inc. (b)	164,800	3,929
Compass Bancshares, Inc.	148,080	8,331
		12,260
Beverages (2.2%):
Brown-Forman Corp., Class B	106,900	7,717
Constellation Brands, Inc., Class A (b) (c)	88,700	2,438
		10,155
Building Materials (1.0%):
Eagle Materials, Inc.	124,400	4,565
Casinos & Gaming (1.8%):
Station Casinos, Inc. (b)	140,000	8,442
Chemicals (2.7%):
Celanese Corp., Series A	444,000	9,151
Minerals Technologies, Inc. (b)	44,600	2,460
Zoltek Cos., Inc. (b) (c)	44,400	1,113
		12,724
Computers & Peripherals (1.1%):
Western Digital Corp. (b) (c)	291,900	5,336
Construction (2.4%):
Granite Construction, Inc.	221,100	11,519
Energy — Alternative Sources (1.0%):
Suntech Power Holdings Co. Ltd, ADR (b) (c)	183,100	4,761
Engineering & Construction (1.2%):
Foster Wheeler Ltd. (c)	131,000	5,888
Financial Services (5.6%):
Affiliated Managers Group, Inc. (b) (c)	61,200	6,128
AMBAC Financial Group, Inc.	110,300	9,209
Ameriprise Financial, Inc.	211,300	10,882
		26,219
Food Processing & Packaging (1.6%):
Dean Foods Co. (c)	90,900	3,808
J.M. Smucker Co.	81,200	3,979
		7,787
Heavy Machinery (2.5%):
NACCO Industries, Inc., Class A	34,500	5,196
Terex Corp. (c)	130,200	6,739
		11,935

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Home Builders (0.9%):
Pulte Homes, Inc. (b)	132,000	$4,091
Hotels & Motels (0.9%):
Hilton Hotels Corp. (b)	139,900	4,046
Insurance (10.0%):
Aon Corp. (b)	137,050	4,768
Arch Capital Group Ltd. (c)	152,000	9,772
Assurant, Inc. (b)	245,990	12,954
First American Corp.	128,200	5,234
Nationwide Financial Services, Inc. (b)	138,874	7,072
PMI Group, Inc. (b)	168,975	7,207
		47,007
Iron/Steel (1.8%):
IPSCO, Inc.	60,100	5,495
Mueller Water Products, Inc., Class A (b) (c)	191,400	3,057
		8,552
Manufacturing — Miscellaneous (3.6%):
Harsco Corp.	60,100	4,906
Trinity Industries, Inc. (b)	338,800	12,217
		17,123
Medical Equipment & Supplies (1.5%):
Henry Schein, Inc. (c)	71,200	3,538
Respironics, Inc. (c)	105,500	3,726
		7,264
Metal Fabricate/Hardware (1.2%):
Commercial Metals Co.	216,200	5,753
Mining (1.2%):
Agnico-Eagle Mines Ltd.	158,800	5,871
Oil & Gas Exploration — Production & Services (3.4%):
Chesapeake Energy Corp. (b)	185,500	6,018
ENSCO International, Inc.	102,000	4,995
Newfield Exploration Co. (c)	121,000	4,935
		15,948
Oil & Gas Services (0.6%):
Complete Production Services, Inc. (c)	151,300	2,919
Oil Marketing & Refining (0.5%):
Western Refining, Inc.	100,800	2,375
Pharmaceuticals (1.6%):
AmerisourceBergen Corp.	71,300	3,365
Pharmaceutical Product Development, Inc.	134,400	4,254
		7,619
Pipelines (1.7%):
National Fuel Gas Co.	211,200	7,899

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Primary Metal & Mineral Production (1.1%):
Phelps Dodge Corp.	53,299	$5,350
Railroads (2.1%):
CSX Corp.	280,500	10,005
Real Estate Investment Trusts (5.5%):
Health Care Property Investors, Inc. (b)	317,400	9,966
Senior Housing Properties Trust	283,300	6,496
SL Green Realty Corp. (b)	77,967	9,438
		25,900
Restaurants (0.9%):
Panera Bread Co., Class B (b) (c)	68,950	4,261
Retail — Catalog Shopping (1.8%):
Coldwater Creek, Inc. (b) (c)	271,600	8,281
Retail — Department Stores (3.4%):
Nordstrom, Inc. (b)	337,000	15,957
Retail — Discount (3.0%):
TJX Cos., Inc.	494,500	14,316
Retail — Specialty Stores (1.8%):
Circuit City Stores, Inc. (b)	306,800	8,277
Semiconductors (5.5%):
Cypress Semiconductor Corp. (b) (c)	572,400	9,611
Fairchild Semiconductor International, Inc. (c)	375,400	6,048
Freescale Semiconductor, Inc., Class A (c)	138,100	5,437
Freescale Semiconductor, Inc., Class B (c)	126,000	4,955
		26,051
Software (0.8%):
Quest Software, Inc. (c)	257,900	3,799
Steel (1.3%):
Cleveland-Cliffs, Inc. (b)	150,450	6,363
Telecommunications — Services & Equipment (2.5%):
Harris Corp. (b)	275,300	11,728
Tobacco (1.1%):
UST, Inc. (b)	99,200	5,313
Transportation Services (1.6%):
GATX Corp. (b)	169,500	7,385
Utilities — Electric (3.1%):
Westar Energy, Inc. (b)	162,000	4,102
Wisconsin Energy Corp.	229,600	10,548
		14,650
Utilities — Natural Gas (2.4%):
Energen Corp. (b)	132,600	5,678
Vectren Corp. (b)	188,900	5,489
		11,167

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Utilities — Water (2.1%):
Aqua America, Inc. (b)	401,400	$9,734
Wire & Cable Products (1.8%):
General Cable Corp. (b) (c)	226,000	8,498
Total Common Stocks (Cost $409,292)		455,093
Short-Term Securities Held as Collateral for Securities Lending (32.4%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$152,812	$152,812
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $152,812)		152,812
Total Investments (Cost $589,847) — 134.7%		635,648
Liabilities in excess of other assets — (34.7%)		(163,912)
NET ASSETS — 100.0%		$471,736

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was out on loan.

(c)  Non-income producing security

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (3.9%)
HSBC Finance Corp., 5.37% (a), 11/1/06	$7,037	$7,037
Total Commercial Paper (Amortized Cost $7,037)		7,037
Common Stocks (95.5%)
Advertising (0.6%):
Catalina Marketing Corp.	42,500	1,077
Apparel & Footwear (2.2%):
K-Swiss, Inc., Class A	46,000	1,625
Kellwood Co. (b)	78,000	2,387
		4,012
Automotive Parts (0.5%):
Aftermarket Technology Corp. (c)	50,000	939
Banks (0.9%):
W Holding Co., Inc.	108,000	614
Wintrust Financial Corp. (b)	22,000	1,062
		1,676
Building Materials (2.7%):
ABM Industries, Inc.	76,800	1,525
Genlyte Group, Inc. (b) (c)	11,200	865
Lennox International, Inc. (b)	26,000	701
Texas Industries, Inc. (b)	28,000	1,739
		4,830
Chemicals (3.4%):
CF Industries Holdings, Inc.	117,000	2,319
H.B. Fuller Co. (b)	59,000	1,463
Olin Corp.	135,000	2,335
		6,117
Coal (0.9%):
Foundation Coal Holdings, Inc.	41,500	1,523
Computers & Peripherals (4.0%):
Foundry Networks, Inc. (c)	137,000	1,735
Imation Corp.	58,200	2,664
Manhattan Associates, Inc. (c)	93,000	2,746
		7,145
Construction (0.5%):
Granite Construction, Inc.	18,900	985
Consulting Services (1.6%):
Maximus, Inc.	54,550	1,523
Watson Wyatt & Co. Holdings (b)	31,500	1,422
		2,945
Consumer Products (0.6%):
CSS Industries, Inc.	33,000	1,037

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Distribution/Wholesale (1.1%):
United Stationers, Inc. (c)	40,800	$1,948
Electrical Components & Equipment (1.0%):
Gentex Corp.	116,000	1,846
Electrical Equipment (0.8%):
Belden CDT, Inc. (b)	38,000	1,376
Electronics (1.9%):
Orbotech Ltd. (c)	84,000	2,029
Technitrol, Inc.	56,400	1,422
		3,451
Engineering (0.4%):
Michael Baker Corp. (c)	36,000	780
Engineering & Construction (0.8%):
Foster Wheeler Ltd. (c)	30,000	1,348
Financial Services (1.2%):
Piper Jaffray Cos., Inc. (b) (c)	32,000	2,213
Food Processing & Packaging (0.8%):
J & J Snack Foods Corp.	42,800	1,430
Gold Mining (0.6%):
Meridian Gold, Inc. (c)	44,000	1,114
Health Care (2.4%):
AMERIGROUP Corp. (c)	63,000	1,887
Magellan Health Services, Inc. (c)	53,500	2,335
		4,222
Heavy Machinery (0.7%):
NACCO Industries, Inc., Class A	8,000	1,205
Home Furnishings (0.7%):
Furniture Brands International, Inc. (b)	68,000	1,265
Instruments — Scientific (0.8%):
Woodward Governor Co. (b)	41,600	1,486
Insurance (8.7%):
Alfa Corp. (b)	78,400	1,448
AmerUs Group Co.	27,300	1,869
Assured Guaranty Ltd..	97,500	2,454
Commerce Group, Inc. (b)	33,400	989
Delphi Financial Group, Inc.	43,537	1,709
Infinity Property & Casualty Corp.	36,000	1,549
LandAmerica Financial Group, Inc. (b)	20,000	1,262
Max Re Capital Ltd.	90,000	2,095
National Western Life Insurance Co., Class A	9,150	2,194
		15,569
Internet (2.1%):
EarthLink, Inc. (c)	240,000	1,685
Websense, Inc. (c)	75,000	2,053
		3,738

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Machine — Diversified (0.8%):
Kennametal, Inc.	23,000	$1,419
Machinery — Construction & Mining (0.9%):
Astec Industries, Inc. (c)	48,000	1,531
Manufacturing — Diversified (1.5%):
Federal Signal Corp.	108,000	1,648
Pentair, Inc.	30,000	988
		2,636
Manufacturing — Miscellaneous (3.5%):
AptarGroup, Inc.	47,000	2,581
Lancaster Colony Corp.	57,000	2,311
Matthews International Corp.	35,833	1,377
		6,269
Media (0.6%):
Journal Communications, Inc., Class A	93,000	1,088
Medical Equipment & Supplies (0.8%):
Orthofix International N.V. (c)	32,000	1,425
Metal Fabrication (3.1%):
CIRCOR International, Inc. (b)	36,765	1,212
Mueller Industries, Inc. (b)	49,500	1,815
Quanex Corp.	41,175	1,380
Valmont Industries, Inc.	21,000	1,172
		5,579
Office Equipment & Supplies (0.8%):
John H. Harland Co.	33,900	1,386
Oil & Gas Exploration — Production & Services (7.3%):
Cimarex Energy Co.	66,000	2,377
Comstock Resources, Inc. (b) (c)	79,500	2,218
St. Mary Land & Exploration Co. (b)	78,436	2,925
Swift Energy Co. (b) (c)	37,000	1,729
Todco, Class A (c)	42,000	1,433
Whiting Petroleum Corp. (c)	54,000	2,409
		13,091
Oil Marketing & Refining (0.8%):
Holly Corp. (b)	32,000	1,522
Oilfield Services & Equipment (1.0%):
Lone Star Technologies, Inc. (c)	38,000	1,835
Pharmaceuticals (2.6%):
Axcan Pharma, Inc. (b) (c)	99,000	1,457
Medicis Pharmaceutical Corp., Class A (b)	55,000	1,927
Perrigo Co. (b)	76,000	1,360
		4,744
Pipelines (0.8%):
National Fuel Gas Co.	36,000	1,346

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate Investment Trusts (8.2%):
American Home Mortgage Investment Corp.	73,000	$2,494
Annaly Capital Management, Inc. (b)	199,000	2,611
CBL & Associates Properties, Inc. (b)	32,800	1,434
Deerfield Triarc Capital Corp. (b)	127,500	1,895
LaSalle Hotel Properties (b)	27,400	1,158
LTC Properties, Inc.	58,100	1,575
National Health Investors, Inc.	37,600	1,208
PS Business Parks, Inc.	34,801	2,292
		14,667
Recreational Vehicles (1.2%):
Winnebago Industries, Inc. (b)	64,000	2,131
Restaurants (1.8%):
IHOP Corp. (b)	27,000	1,408
Jack in the Box, Inc. (c)	33,000	1,852
		3,260
Retail — Apparel/Shoe (0.7%):
The Buckle, Inc.	31,500	1,247
Retail — Department Stores (0.8%):
Stage Stores, Inc.	43,650	1,415
Retail — Specialty Stores (0.7%):
Cato Corp, Class A	54,000	1,236
Semiconductors (4.5%):
ASE Test Ltd. (c)	207,000	1,830
Emulex Corp. (c)	109,000	2,049
Fairchild Semiconductor International, Inc. (c)	122,000	1,965
Mattson Technology, Inc. (c)	50,300	492
MKS Instruments, Inc. (c)	80,500	1,743
		8,079
Software & Computer Services (3.0%):
Altiris, Inc. (c)	72,000	1,620
Borland Software Corp. (c)	313,000	1,728
CIBER, Inc. (c)	287,000	1,966
		5,314
Staffing (0.8%):
Heidrick & Struggles International, Inc. (c)	35,000	1,430
Telecommunications (1.4%):
CommScope, Inc. (b) (c)	76,000	2,425
Transportation Services (0.7%):
Pacer International, Inc.	41,000	1,258
Utilities — Electric (3.6%):
ALLETE, Inc.	52,000	2,345
Black Hills Corp.	33,000	1,139
Cleco Corp.	49,000	1,259
Otter Tail Corp. (b)	56,000	1,677
		6,420

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Utilities — Natural Gas (0.7%):
Energen Corp. (b)	31,100	$1,332
Wire & Cable Products (1.0%):
General Cable Corp. (b) (c)	47,000	1,767
Total Common Stocks (Cost $139,168)		171,129
Short-Term Securities Held as Collateral for Securities Lending (16.4%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$29,257	$29,257
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $29,257)		29,257
Total Investments (Cost $175,462) — 115.8%		207,423
Liabilities in excess of other assets — (15.8%)		(28,269)
NET ASSETS — 100.0%		$179,154

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was out on loan.

(c)  Non-income producing security

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Focused Growth Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Commercial Paper (0.1%)
HSBC Finance Corp. 5.36% (a), 11/1/06	$3	$3
Total Commercial Paper (Amortized Cost $3)		3
Common Stocks (99.2%)
Biotechnology (2.6%):
Gilead Sciences, Inc. (b)	1,600	110
Brokerage Services (7.4%):
Merrill Lynch & Co., Inc.	2,450	214
optionsXpress Holdings, Inc.	3,300	103
		317
Chemicals (4.6%):
Monsanto Co.	4,500	199
Computers & Peripherals (7.9%):
Apple Computer, Inc. (b)	2,900	235
EMC Corp. (b)	8,600	105
		340
Electronics (1.0%):
General Electric Co.	1,200	42
Financial Services (4.8%):
Chicago Mercantile Exchange Holdings, Inc.	415	208
Health Care (5.0%):
WellPoint, Inc. (b)	2,800	214
Internet Business Services (5.0%):
Google Inc., Class A (b)	450	214
Manufacturing — Miscellaneous (3.0%):
Textron, Inc.	1,400	127
Oilfield Services & Equipment (3.2%):
National Oilwell Varco, Inc. (b)	2,300	139
Pharmaceuticals (13.0%):
Allergan, Inc.	1,400	162
Celgene Corp. (b)	6,200	331
Teva Pharmaceutical Industries Ltd.	1,900	63
		556
Real Estate Services (5.3%):
CB Richard Ellis Group, Inc., Class A (b)	7,500	225
Restaurants (3.0%):
Starbucks Corp. (b)	3,400	128
Retail — Apparel/Shoe (2.3%):
Urban Outfitters, Inc. (b)	5,600	98
Retail — Drug Stores (5.4%):
CVS Corp.	7,400	232

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Focused Growth Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Retail — Specialty Stores (3.7%):
Lowe's Cos., Inc.	5,200	$157
Semiconductors (4.6%):
MEMC Electronic Materials, Inc. (b)	2,900	103
Texas Instruments, Inc.	3,100	94
		197
Software & Computer Services (6.3%):
Adobe Systems, Inc. (b)	5,700	218
Electronic Arts, Inc. (b)	1,000	53
		271
Telecommunications (2.7%):
America Movil S.A. de C.V., ADR	2,700	116
Telecommunications — Services & Equipment (5.6%):
Corning, Inc. (b)	6,500	133
Motorola, Inc.	4,700	108
		241
Transportation Services (2.8%):
Expeditors International of Washington, Inc.	1,300	62
FedEx Corp.	500	57
		119
Total Common Stocks (Cost $3,718)		4,250
Total Investments (Cost $3,721) — 99.3%		4,253
Other assets in excess of liabilities — 0.7%		28
NET ASSETS — 100.0%		$4,281

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security

ADR — American Depositary Receipt

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios   October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund		Small Company Opportunity		Focused Growth Fund
ASSETS:
Investments, at value (Cost $589,847, $175,462 and $3,721)	$635,648		$207,423		$4,253
Cash	50		50		3
Interest and dividends receivable	188		74		—	(a)
Receivable for capital shares issued	1,445		24		—
Receivable for investments sold	1,421		2,014		—
Receivable from adviser	—		—		1
Prepaid expenses	29		35		37
Total Assets	638,781		209,620		4,294
LIABILITIES:
Payable for investments purchased	13,394		970		—
Payable for capital shares redeemed	363		38		4
Payable for return of collateral received	152,812		29,257		—
Accrued expenses and other payables:
Investment advisory fees	279		91		—
Administration fees	38		15		—	(a)
Custodian fees	9		5		1
Accounting fees	4		6		—	(a)
Transfer agent fees	12		10		3
Chief Compliance Officer fees	—	(a)	—	(a)	—	(a)
Trustee fees	6		2		—	(a)
Shareholder servicing fees — Class A Shares	83		17		—	(a)
12b- 1 fees — Class C Shares	15		—		1
12b-1 fees — Class R Shares	17		40		—	(a)
Other accrued expenses	13		15		4
Total Liabilities	167,045		30,466		13
NET ASSETS:
Capital	409,842		119,748		3,943
Accumulated undistributed net investment income (loss)	—		40		—
Net unrealized appreciation on investments	45,801		31,961		532
Accumulated undistributed net realized gain (loss) from investment transactions	16,093		27,405		(194)
Net Assets	$471,736		$179,154		$4,281
Net Assets
Class A Shares	$411,341		$83,487		$3,149
Class C Shares	18,161		—		781
Class R Shares	42,234		95,667		351
Total	$471,736		$179,154		$4,281
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	23,923		2,619		247
Class C Shares	1,084		—		63
Class R Shares	2,498		3,068		27
Total	27,505		5,687		337
Net asset value, offering (except Class A Shares) & redemption price per share
Class A Shares	$17.19		$31.88		$12.76
Class C Shares (b)	$16.77		—		$12.48
Class R Shares	$16.91		$31.19		$12.67
Maximum Sales Charge
Class A Shares	5.75%		5.75%		5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share
Class A Shares	$18.24		$33.82		$13.54

(a)  Rounds to less than $1,000.

(b)  Redemption price per share varies on length of time shares are held.

See notes to financial statements

  Statements of Operations
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity	Focused Growth Fund
Investment Income:
Interest income	$723	$409	$7
Dividend income	4,345	1,901	8
Income from securities lending, net	54	73	—
Total Income	5,122	2,383	15
Expenses:
Investment advisory fees	2,448	1,012	18
Administration fees	301	151	2
Shareholder service fees — Class A Shares	726	181	4
12b-1 fees — Class C Shares	99	—	7
12b-1 fees — Class R Shares	134	466	1
Accounting fees	85	47	44
Custodian fees	116	52	8
Transfer agent fees	25	10	—	(a)
Transfer agent — Class A Shares	120	27	4
Transfer agent — Class C Shares	18	—	1
Transfer agent — Class R Shares	29	94	—	(a)
Trustees' fees	39	19	—	(a)
Chief Compliance Officer fees	8	5	1
Legal and audit fees	90	43	2
State registration and filing fees	30	21	16
Other expenses	38	21	3
Total Expenses	4,306	2,149	111
Expenses waived/reimbursed by Adviser	(19)	(7)	(72)
Net Expenses	4,287	2,142	39
Net Investment Income (Loss)	835	241	(24)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	20,008	30,383	(142)
Net change in unrealized appreciation/depreciation on investments	25,640	(1,435)	329
Net realized/unrealized gains (losses) from investment transactions	45,648	28,948	187
Net increase from payments by affiliates for reimbursement of prior year expenses	45	24	—	(a)
Change in net assets resulting from operations	$46,528	$29,213	$163

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity		Focused Growth Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$835	$(114)	$241	$95	$(24)	$(10)
Net realized gains (losses) from investments	20,008	20,744	30,383	17,106	(142)	(29)
Net change in unrealized appreciation/depreciation investments	25,640	9,281	(1,435)	2,745	329	191
Net increase from payments by affiliates for reimbursement of prior year expenses	45	—	24	—	— (a)	—
Change in net assets resulting from operations	46,528	29,911	29,213	19,946	163	152
Distributions to Shareholders:
From net investment income:
Class A Shares	(983)	(100)	(163)	(121)	—	—
Class C Shares	—	—	—	—	—	—
Class R Shares	(42)	(2)	(62)	(58)	—	—
From net realized gains:
Class A Shares	(18,888)	(463)	(5,964)	(7,794)	—	—
Class C Shares	(275)	(2)	—	(86)	—	—
Class R Shares	(1,118)	(10)	(8,712)	(14,174)	—	—
Change in net assets resulting from distributions to shareholders	(21,306)	(577)	(14,901)	(22,233)	—	—
Change in net assets from capital transactions	246,679	63,419	7,725	11,036	2,527	637
Change in net assets	271,901	92,753	22,037	8,749	2,690	789
Net Assets:
Beginning of period	199,835	107,082	157,117	148,368	1,591	802
End of period	$471,736	$199,835	$179,154	$157,117	$4,281	$1,591
Accumulated undistributed net investment income (loss)	$—	$—	$40	$—	$—	$—

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity		Focused Growth Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$269,375	$79,807	$23,474	$18,553	$2,639	$341
Dividends reinvested	18,745	415	5,984	5,443	—	—
Cost of shares redeemed	(85,471)	(26,098)	(17,422)	(10,881)	(557)	(218)
Total Class A Shares	$202,649	$54,124	$12,036	$13,115	$2,082	$123
Class C Shares:
Proceeds from shares issued	$16,373	$1,991	$—	$195	$248	$487
Dividends reinvested	91	1	—	62	—	—
Cost of shares redeemed	(1,590)	(270)	—	(768)	(59)	(4)
Total Class C Shares	$14,874	$1,722	$—	$(511)	$189	$483
Class R Shares:
Proceeds from shares issued	$36,880	$9,185	$4,582	$5,445	$321	$31
Dividends reinvested	942	11	7,940	13,235	—	—
Cost of shares redeemed	(8,666)	(1,623)	(16,833)	(20,248)	(65)	—
Total Class R Shares	$29,156	$7,573	$(4,311)	$(1,568)	$256	$31
Change in net assets from capital transactions	$246,679	$63,419	$7,725	$11,036	$2,527	$637
Total Share Transactions:
Class A Shares:
Issued	16,499	5,286	791	649	211	31
Reinvested	1,240	30	223	201	—	—
Redeemed	(5,318)	(1,748)	(596)	(383)	(46)	(21)
Total Class A Shares	12,421	3,568	418	467	165	10
Class C Shares:
Issued	1,032	132	—	8	21	44
Reinvested	6	— (a)	—	2	—	—
Redeemed	(101)	(19)	—	(29)	(5)	— (a)
Total Class C Shares	937	113	—	(19)	16	44
Class R Shares:
Issued	2,300	602	159	195	26	2
Reinvested	64	1	301	497	—	—
Redeemed	(538)	(109)	(587)	(721)	(5)	—
Total Class R Shares	1,826	494	(127)	(29)	21	2
Total change in shares	15,184	4,175	291	419	202	56

(a)  Rounds to less than 1,000

See notes to financial statements

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$16.24	$13.15	$14.12	$11.44	$12.98
Investment Activities:
Net investment income (loss)	0.05	— (a)	0.03	0.06	0.02
Net realized and unrealized gains (losses) on investments	2.53	3.16	2.05	2.67	(0.13)
Total from Investment Activities	2.58	3.16	2.08	2.73	(0.11)
Distributions
From net investment income	(0.05)	(0.01)	(0.04)	(0.05)	(0.02)
Net realized gains	(1.58)	(0.06)	(3.01)	—	(1.41)
Tax return of capital	—	—	—	—	— (a)
Total Distributions	(1.63)	(0.07)	(3.05)	(0.05)	(1.43)
Net Asset Value, End of Period	$17.19	$16.24	$13.15	$14.12	$11.44
Total Return (excludes sales charge)	17.39%	24.13%	14.89%	23.90%	(1.57)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$411,341	$186,744	$104,324	$187,640	$204,547
Ratio of expenses to average net assets	1.25%	1.30%	1.27%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets	0.31%	(0.06)%	0.19%	0.43%	0.15%
Ratio of expenses to average net assets*	1.25%	1.33%	1.27%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets*	0.31%	(0.09)%	0.19%	0.43%	0.15%
Portfolio turnover (b)	204%	196%	200%	94%	82%

*   During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	March 1, 2003 through October 31, 2003(a)
Net Asset Value, Beginning of Period	$15.95	$13.01	$14.08	$11.21
Investment Activities:
Net investment income (loss)	(0.06)	(0.06)	(0.08)**	0.01
Net realized and unrealized gains on investments	2.46	3.06	2.04	2.88
Total from Investment Activities	2.40	3.00	1.96	2.89
Distributions
Net investment income	—	—	(0.02)	(0.02)
Net realized gains from investments	(1.58)	(0.06)	(3.01)	—
Total Distributions	(1.58)	(0.06)	(3.03)	(0.02)
Net Asset Value, End of Period	$16.77	$15.95	$13.01	$14.08
Total Return (excludes contingent deferred sales charges)	16.46%	23.12%	14.02%	25.84	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,161	$2,331	$440	$314
Ratio of expenses to average net assets	2.18%	2.10%	1.95%	1.95	%(c)
Ratio of net investment loss to average net assets	(0.66)%	(0.84)%	(0.51)%	(0.26	)%(c)
Ratio of expenses to average net assets*	2.23%	3.16%	3.97%	2.60	%(c)
Ratio of net investment loss to average net assets*	(0.71)%	(1.90)%	(2.53)%	(0.91	)%(c)
Portfolio turnover (d)	204%	196%	200%	94	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Period of commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$16.02	$13.00	$14.02	$11.37	$12.93
Investment Activities:
Net investment income (loss)	— (a)	(0.02)	(0.02)**	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	2.49	3.11	2.03	2.66	(0.14)
Total from Investment Activities	2.49	3.09	2.01	2.67	(0.15)
Distributions
Net investment income	(0.02)	(0.01)	(0.02)	(0.02)	— (a)
Net realized gains	(1.58)	(0.06)	(3.01)	—	(1.41)
Total Distributions	(1.60)	(0.07)	(3.03)	(0.02)	(1.41)
Net Asset Value, End of Period	$16.91	$16.02	$13.00	$14.02	$11.37
Total Return	17.03%	23.83%	14.50%	23.50%	(1.90)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$42,234	$10,760	$2,318	$2,039	$1,646
Ratio of expenses to average net assets	1.58%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income/(loss) to average net assets	(0.04)%	(0.35)%	(0.14)%	0.05%	(0.19)%
Ratio of expenses to average net assets*	1.58%	1.74%	2.80%	3.16%	3.67%
Ratio of net investment income/(loss) to average net assets*	(0.04)%	(0.49)%	(1.34)%	(1.51)%	(2.26)%
Portfolio turnover (b)	204%	196%	200%	94%	82%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been indicated.

**  Calculated using average shares for the period.

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on a basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$29.44	$30.09	$26.39	$20.99	$22.92
Net investment income	0.09	0.07	0.04	0.04	0.09
Net realized and unrealized gains on investments	5.14	3.74	5.11	5.39	0.04
Total from Investment Activities	5.23	3.81	5.15	5.43	0.13
Distributions
From net investment income	(0.06)	(0.06)	(0.05)	(0.03)	(0.01)
Net realized gains	(2.73)	(4.40)	(1.40)	—	(2.05)
Total Distributions	(2.79)	(4.46)	(1.45)	(0.03)	(2.06)
Net Asset Value, End of Period	$31.88	$29.44	$30.09	$26.39	$20.99
Total Return (excludes sales charge)	19.56%	13.96%	20.50%	25.91%	0.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$83,487	$64,797	$52,169	$42,933	$43,769
Ratio of expenses to average net assets	1.11%	1.13%	1.15%	1.14%	1.09%
Ratio of net investment income to average net assets	0.32%	0.25%	0.16%	0.16%	0.34%
Ratio of expenses to average net assets*	1.11%	1.18%	1.20%	1.22%	1.17%
Ratio of net investment income to average net assets*	0.32%	0.20%	0.11%	0.08%	0.26%
Portfolio turnover (a)	73%	62%	68%	49%	60%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$28.90	$29.66	$26.06	$20.77	$22.80
Investment Activities:
Net investment income (loss)	— (b)	(0.02)	(0.01)	(0.02)	(0.05)
Net realized and unrealized gains on investments	5.04	3.68	5.03	5.33	0.07
Total from Investment Activities	5.04	3.66	5.02	5.31	0.02
Distributions
Net investment income	(0.02)	(0.02)	(0.02)	(0.02)	—
Net realized gains	(2.73)	(4.40)	(1.40)	—	(2.05)
Total Distributions	(2.75)	(4.42)	(1.42)	(0.02)	(2.05)
Net Asset Value, End of Period	$31.19	$28.90	$29.66	$26.06	$20.77
Total Return	19.21%	13.61%	20.26%	25.59%	(0.21)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$95,667	$92,320	$95,653	$85,037	$70,481
Ratio of expenses to average net assets	1.43%	1.45%	1.35%	1.38%	1.61%
Ratio of net investment income (loss) to average net assets	0.01%	(0.06)%	(0.04)%	(0.09)%	(0.20)%
Ratio of expenses to average net assets*	1.43%	1.53%	1.54%	1.64%	1.70%
Ratio of net investment income (loss) to average net assets*	0.01%	(0.14)%	(0.23)%	(0.35)%	(0.29)%
Portfolio turnover (a)	73%	62%	68%	49%	60%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Less than $0.01.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	December 31, 2003 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$11.81	$10.19	$10.00
Investment Activities:
Net investment loss	(0.05)	(0.07)	(0.04)
Net realized and unrealized gains on investments	1.00	1.69	0.23
Total from Investment Activities	0.95	1.62	0.19
Net Asset Value, End of Period	$12.76	$11.81	$10.19
Total Return (excludes sales charge)	8.04%	15.90%	1.90	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,149	$968	$731
Ratio of expenses to average net assets	1.39%	1.32%	1.15	%(c)
Ratio of net investment income (loss) to average net assets	(0.76)%	(0.77)%	(0.68	)%(c)
Ratio of expenses to average net assets*	4.16%	11.36%	14.35	%(c)
Ratio of net investment income (loss) to average net assets*	(3.53)%	(10.81)%	(13.88	)%(c)
Portfolio turnover (d)	52%	58%	26	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class C Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	December 31, 2003 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$11.64	$10.11	$10.00
Investment Activities:
Net investment loss	(0.16)	(0.08)	(0.12)
Net realized and unrealized gains on investments	1.00	1.61	0.23
Total from Investment Activities	0.84	1.53	0.11
Net Asset Value, End of Period	$12.48	$11.64	$10.11
Total Return (excludes contingent deferred sales charges)	7.22%	15.13%	1.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$781	$548	$34
Ratio of expenses to average net assets	2.10%	2.09%	1.90	%(c)
Ratio of net investment loss to average net assets	(1.51)%	(1.61)%	(1.43	)%(c)
Ratio of expenses to average net assets*	5.53%	13.55%	28.56	%(c)
Ratio of net investment loss to average net assets*	(4.94)%	(13.07)%	(28.09	)%(c)
Portfolio turnover (d)	52%	58%	26	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	December 31, 2003 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$11.76	$10.17	$10.00
Investment Activities:
Net investment loss	(0.07)	(0.08)	(0.07)
Net realized and unrealized gains on investments	0.98	1.67	0.24
Total from Investment Activities	0.91	1.59	0.17
Net Asset Value, End of Period	$12.67	$11.76	$10.17
Total Return	7.74%	15.63%	1.70	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$351	$75	$37
Ratio of expenses to average net assets	1.65%	1.58%	1.40	%(c)
Ratio of net investment loss to average net assets	(1.00)%	(1.05)%	(0.93	)%(c)
Ratio of expenses to average net assets*	5.39%	26.87%	27.47	%(c)
Ratio of net investment loss to average net assets*	(4.74)%	(26.34)%	(27.00	)%(c)
Portfolio turnover (d)	52%	58%	26	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (8.7%)
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 5.71% (a), 3/25/36	$78	$78
Banc of America Commercial Mortgage, Inc. Series 2005-2, Class A4 4.78%, 7/10/43	149	146
Series 2006-1, Class A4 5.37%, 9/10/45	77	78
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A6 4.75%, 2/13/46 (f)	100	97
Series 2003-PWR2, Class A4 5.19%, 5/11/39	91	91
Series 2006-PW11, Class AAB 5.46% (a), 3/11/39	92	94
Series 2006-PW12, Class A4 5.71% (a), 9/11/38	70	73
Series 2006-PW12 , Class AM 5.75% (a), 9/11/38	110	114
Chase Manhattan Bank-First Union National, Series 1999-1, Class A2, 7.44%, 8/15/31	155	163
Chase Mortgage Finance Corp. Series 2005-A1, Class M 5.31% (a), 12/25/35	214	211
Series 2005-A2, Class M 5.46% (a), 1/25/36	214	212
Chaseflex Trust, Series 2005-2, Class 4A3, 6.00% (a), 5/25/20	266	269
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A3, 6.04%, 9/15/30 (f)	130	131
Countrywide Alternative Loan Trust, Series 2005-47CB, Class A7, 5.50%, 10/25/35	155	154
Countrywide Home Loans Series 2005-HYB9, Class 3A1A 5.31% (a), 2/20/36	135	134
Series 2005-22, Class M 5.40% (a), 11/25/35	225	222
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	233	242
Federal National Mortgage Association, Grantor Trust, Series 2002-T16, Class A3, 7.50%, 7/25/42	143	148
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class B1, 6.22% (a), 11/25/36	250	252
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.91% (a), 7/10/38	170	179
GS Mortgage Securites Corp. II, Series 2006-GG6, Class A4, 5.55%, 4/10/38	103	105
GSR Mortgage Loan Trust Series 2004-10F, Class 6A1 5.00%, 9/25/34	272	261
Series 2006-2F, Class 2A13 5.75%, 2/25/36	192	191
JP Morgan Alternative Loan Trust, Series 2005-S1, Class B1, 6.15% (a), 12/25/35	213	216
JP Morgan Chase Commercial Mortgage Securities Series 2004-CBX, Class A5 4.65%, 1/12/37	140	136
Series 2005-LDP4, Class AM 5.00%, 10/15/42	115	112
Series 2001-CIB3, Class A3 6.47%, 11/15/35	261	276
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class AJ, 4.94% (a), 8/15/42	125	122
JP Morgan Mortgage Trust
Series 2005-A2, Class B1 4.73% (a), 4/25/35	324	314
Series 2005-A1, Class IB1 4.91% (a), 2/25/35	231	223
Series 2005-A3, Class 1B1 4.99%, 6/25/35 (f)	255	249
Series 2005-A6, Class 1B1 5.18% (a), 9/25/35	308	304
Series 2005-A8, Class B1 5.18% (a), 11/25/35 (f)	344	337

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Series 2005-A4, Class B1 5.20% (a), 7/25/35 (f)	$209	$204
Series 2005-A6, Class 3A2 5.27% (a), 9/25/35	190	188
Series 2006-A1, Class B1 5.41% (a), 2/25/36	115	113
Series 2006-A2, Class IB1 5.69% (a), 4/25/36	359	357
Series 2006-A5, Class B1 5.94% (a), 8/25/36	100	101
Series 2006-A4, Class 3A1 6.00% (a), 6/25/36	353	353
Series 2006-S2, Class B1 6.01% (a), 7/25/36	159	159
Series 2006-S3, Class B1 6.19%, 8/25/36	209	212
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A3 4.24%, 10/15/29	100	97
Series 2005-C5, Class A4 4.95%, 9/15/40	127	124
Series 2006-C4, Class A4 5.38% (a), 6/15/38	80	84
Series 2005-C7, Class A3 5.48% (a), 11/15/30	275	280
Series 2000-C3, Class A2 7.95%, 5/15/25	85	92
Lehman Mortgage Trust, Series 2006-1, Class 1A5, 5.50%, 2/25/36	223	219
Morgan Stanley Capital I, Series 2003-T11, Class A2, 4.34%, 6/13/41	103	101
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A3, 6.51%, 4/15/34	92	97
Morgan Stanley Mortgage Loan Trust Series 2005-7, Class 2A1 5.61%, 11/25/35	217	217
Series 2006-2, Class 4A 6.00%, 2/25/36	232	235
Series 2005-4, Class 2A1 6.17% (a), 8/25/35	125	126
Series 2006-2, Class 6A 6.50%, 2/25/36	234	237
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1M1, 6.00%, 2/25/36	209	210
Structured Adjustable Rate Mortgage Loan Trust Series 2004-4, Class B1 4.42% (a), 4/25/34	244	244
Series 2006-1, Class 8A1 5.95% (a), 2/25/36	179	179
Series 2006-5, Class 4A1 5.98% (a), 6/25/36	199	200
Series 2006-5, Class 1A1 6.14% (a), 6/25/36	283	288
Structured Asset Securities Corp. Series 2003-30, Class 1A5 5.50%, 10/25/33	190	187
Series 2005-17, Class 5A1 5.50%, 10/25/35	147	144
Total Collateralized Mortgage Obligations (Cost $10,958)		10,982
Commercial Paper (1.5%)
HSBC Finance Corp., 5.37% (b), 11/1/06	1,933	1,933
Total Commercial Paper (Amortized Cost $1,933)		1,933
Common Stocks (68.6%)
Aluminum (0.5%):
Alcoa, Inc.	21,100	610
Banks (2.5%):
Bank of America Corp.	49,200	2,651
North Fork Bancorporation, Inc.	16,700	477
		3,128
Biotechnology (2.8%):
Amgen, Inc. (c) (d)	47,300	3,592

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brokerage Services (2.9%):
Charles Schwab Corp.	164,811	$3,003
Merrill Lynch & Co. (d)	7,400	647
		3,650
Chemicals (1.3%):
Celanese Corp., Series A	33,911	699
PPG Industries, Inc.	13,400	916
		1,615
Coal (0.5%):
Peabody Energy Corp.	16,200	680
Computers & Peripherals (7.4%):
Cisco Systems, Inc. (c)	152,600	3,682
Dell, Inc. (c) (d)	66,500	1,618
International Business Machines Corp.	21,800	2,013
Seagate Technology (d)	88,800	2,005
		9,318
Cosmetics & Toiletries (1.3%):
Procter & Gamble Co.	26,000	1,648
Electronics (3.2%):
General Electric Co.	114,200	4,010
Engineering (1.6%):
ABB Ltd., ADR (d)	135,800	2,026
Financial Services (6.3%):
AMBAC Financial Group, Inc.	8,330	695
Capital One Financial Corp. (d)	11,200	889
Franklin Resources, Inc.	13,900	1,584
Legg Mason, Inc. (d)	20,800	1,872
Marsh & McLennan Cos., Inc. (d)	50,900	1,499
Western Union Co. (c)	66,400	1,464
		8,003
Food Processing & Packaging (1.2%):
General Mills, Inc. (d)	26,426	1,502
Forest Products & Paper (0.9%):
Weyerhaeuser Co. (d)	17,641	1,122
Health Care (2.1%):
Medtronic, Inc.	54,200	2,638
Heavy Machinery (3.2%):
Caterpillar, Inc.	32,300	1,961
Deere & Co. (d)	23,969	2,040
		4,001
Insurance (1.2%):
American International Group, Inc.	22,130	1,486
Internet Business Services (1.0%):
Symantec Corp. (c) (d)	61,500	1,220

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Internet Service Provider (2.0%):
Yahoo, Inc. (c) (d)	93,600	$2,465
Machine — Diversified (0.6%):
Rockwell Automation, Inc.	13,100	812
Manufacturing — Miscellaneous (1.6%):
Siemens AG, ADR	22,300	2,003
Media (1.0%):
Time Warner, Inc. (d)	61,600	1,233
Oil & Gas Exploration — Production & Services (1.5%):
Transocean, Inc. (c)	26,600	1,930
Oilfield Services & Equipment (3.9%):
Halliburton Co. (d)	99,600	3,222
Weatherford International Ltd. (c)	41,649	1,711
		4,933
Pharmaceuticals (2.2%):
Novartis AG, ADR	14,600	886
Pfizer, Inc.	71,924	1,917
		2,803
Retail — Specialty Stores (3.3%):
Best Buy Co., Inc. (d)	23,000	1,271
The Home Depot, Inc.	24,300	907
Tiffany & Co. (d)	36,700	1,311
TJX Cos., Inc.	21,300	616
		4,105
Semiconductors (4.4%):
Broadcom Corp., Class A (c) (d)	54,500	1,650
Intel Corp.	184,000	3,926
		5,576
Software & Computer Services (5.6%):
First Data Corp.	59,100	1,433
Microsoft Corp.	82,600	2,372
Oracle Corp. (c)	175,700	3,245
		7,050
Transportation Services (1.7%):
United Parcel Service, Inc., Class B	29,100	2,193
Utilities — Telecommunications (0.9%):
Sprint Nextel Corp. (d)	62,400	1,166
Total Common Stocks (Cost $75,093)		86,518
Corporate Bonds (8.1%)
Aerospace/Defense (0.0%):
General Dynamics Corp., 4.50%, 8/15/10	$19	19
Raytheon Co., 6.15%, 11/1/08	19	19
		38

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Aluminum (0.1%):
Alcoa, Inc., 5.38%, 1/15/13 (f)	$101	$101
Automotive (0.1%):
DaimlerChrysler North America Holding Corp. 4.05%, 6/4/08	66	65
7.30%, 1/15/12 (f)	22	23
8.50%, 1/18/31	22	26
		114
Banks (1.2%):
Asian Development Bank, 4.50%, 9/4/12, MTN	35	34
European Investment Bank 3.38%, 3/16/09	62	60
4.63%, 5/15/14 (d)	20	20
Fifth Third Bancorp, 4.50%, 6/1/18	73	66
Inter-American Development Bank 3.38%, 3/17/08, MTN	92	90
4.50%, 9/15/14	30	29
7.00%, 6/15/25	11	13
International Bank Recon & Development, 7.63%, 1/19/23	15	19
Mellon Capital II, 8.00%, 1/15/27, Callable 1/15/07 @ 104.00	175	183
PNC Funding Corp., 4.20%, 3/10/08 (d)	100	98
Royal Bank of Scotland PLC, 9.12%, Perpetual Maturity, Callable 3/31/10 @ 100	130	145
Wachovia Capital Trust III, 5.80%, Perpetual Maturity, Callable 3/15/11 @ 100 (a) (d)	175	177
Wachovia Corp. 3.63%, 2/17/09	102	99
5.25%, 8/1/14	10	10
Wells Fargo Bank NA, 4.75%, 2/9/15	400	384
Wells Fargo Co., 3.50%, 4/4/08	102	100
		1,527
Beverages (0.1%):
Anheuser-Busch Cos., Inc. 9.00%, 12/1/09	1	1
5.05%, 10/15/16	15	15
Coca-Cola Enterprises 5.75%, 11/1/08	34	34
8.50%, 2/1/12	17	20
8.50%, 2/1/22	30	38
Pepsi Bottling Group, Inc., Series B, 7.00%, 3/1/29	20	23
		131
Chemicals (0.0%):
Eastman Chemical, 7.60%, 2/1/27	11	12
Computers & Peripherals (0.1%):
Hewlett-Packard Co., 6.50%, 7/1/12	50	53
International Business Machine Corp., 5.38%, 2/1/09	15	15
		68

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cosmetics & Toiletries (0.1%):
Kimberly-Clark Corp., 5.00%, 8/15/13	$30	$30
Procter & Gamble Co. 4.30%, 8/15/08 (d)	31	31
5.80%, 8/15/34	25	26
		87
Distribution/Wholesale (0.2%):
Owens & Minor, Inc., 6.35%, 4/15/16	258	261
Electronic & Electrical — General (0.2%):
Taqa Abu Dhabi National, 6.50%, 10/27/36 (d) (e) (f)	220	230
Electronics (0.1%):
General Electric Co., 5.00%, 2/1/13 (d)	75	74
Financial Services (1.6%):
American General Finance, 3.88%, 10/1/09, MTN (d)	53	51
Boeing Capital Corp., 5.80%, 1/15/13	28	29
CIT Group, Inc. 4.75%, 12/15/10, MTN	20	20
7.75%, 4/2/12	43	48
Citigroup, Inc., 3.50%, 2/1/08 (d)	102	100
Countrywide Home Loan, 4.13%, 9/15/09, MTN	36	35
Credit Suisse First Boston USA, Inc., 4.70%, 6/1/09 (d)	99	98
General Electric Capital Corp. 4.25%, 12/1/10, MTN	15	15
6.00%, 6/15/12, MTN (d)	47	49
Goldman Sachs Capital I, 6.35%, 2/15/34	33	34
Goldman Sachs Group, Inc. 6.88%, 1/15/11 (d)	27	29
6.60%, 1/15/12	87	92
HSBC Finance Corp. 4.13%, 11/16/09 (d)	36	35
6.75%, 5/15/11	32	34
4.75%, 7/15/13	86	83
International Lease Finance Corp., 6.38%, 3/15/09	81	83
JP Morgan Chase Capital, 5.88%, 3/15/35	59	57
Lehman Brothers Holdings, Inc., 7.88%, 8/15/10	35	38
Merrill Lynch & Co., Inc. 6.00%, 2/17/09	59	60
6.05%, 5/16/16	75	78
6.88%, 11/15/18	29	32
Morgan Stanley Group, Inc., 4.25%, 5/15/10 (d)	51	49
Nuveen Investments, 5.50%, 9/15/15	449	439
Residential Capital Corp., 6.38%, 6/30/10	265	269
SLM Corp., 5.00%, 10/1/13, MTN	50	49
Toyota Motor Credit Corp., 4.25%, 3/15/10	25	24
Unilever Capital Corp., 5.90%, 11/15/32	33	34
		1,964

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Food Distributors, Supermarkets & Wholesalers (0.0%):
Kroger Co., 7.50%, 4/1/31 (d)	$17	$19
Safeway, Inc., 7.50%, 9/15/09	32	34
		53
Food Processing & Packaging (0.1%):
Kellogg Co., Series B 6.60%, 4/1/11	14	15
7.45%, 4/1/31	45	55
Kraft Foods, Inc., 4.13%, 11/12/09	20	19
		89
Forest Products & Paper (0.0%):
Weyerhaeuser Co. 6.75%, 3/15/12	14	15
7.38%, 3/15/32	22	23
		38
Governments — Foreign (0.5%):
Province of Ontario 5.50%, 10/1/08 (d)	50	51
5.13%, 7/17/12	29	29
Province of Quebec 5.75%, 2/15/09	19	19
4.88%, 5/5/14	45	45
7.50%, 9/15/29 (d)	35	45
Republic of Italy 4.00%, 6/16/08	75	74
4.50%, 1/21/15	75	72
6.88%, 9/27/23	36	42
United Mexican States 6.38%, 1/16/13, MTN	101	106
8.30%, 8/15/31, MTN	68	87
9.88%, 2/1/10	58	66
		636
Insurance (0.4%):
Allstate Life Global Funding Trust MTN, 4.50%, 5/29/09	30	29
Marsh & Mclennan Cos., Inc. 7.13%, 6/15/09	105	109
5.75%, 9/15/15	31	30
MetLife, Inc., 5.70%, 6/15/35	15	15
Phoenix Cos., 6.68%, 2/16/08	260	261
		444
Manufacturing (0.3%):
Tyco International Group SA, 6.13%, 1/15/09	338	344
Media (0.1%):
CBS Corp., 7.88%, 7/30/30 (d)	27	30
News America, Inc., 6.20%, 12/15/34 (d)	19	19

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Time Warner, Inc. 6.88%, 5/1/12	$40	$42
7.63%, 4/15/31	25	28
		119
Metal Fabrication (0.2%):
Timken Co., 5.75%, 2/15/10	270	269
Office Furnishing (0.1%):
Steelcase, Inc., 6.50%, 8/15/11	165	168
Oil & Gas — Exploration & Production (0.5%):
Anadarko Petroleum Corp., 6.45%, 9/15/36	195	202
Marathon Oil Corp., 6.13%, 3/15/12	51	53
Merey Sweeny LP., 8.85%, 12/18/19 (e)	289	343
Pemex Project Funding Master Trust 8.50%, 2/15/08 (d)	51	53
7.38%, 12/15/14	27	30
		681
Oil Companies — Integrated (0.2%):
ConocoPhillips Co., 8.75%, 5/25/10 (d)	21	24
Hess Corp., 7.13%, 3/15/33	170	189
		213
Oil Marketing & Refining (0.4%):
Enterprise Products Operations, Series B, 5.00%, 3/1/15	220	208
Premcor Refining Group, 6.75%, 2/1/11	255	266
		474
Pharmaceuticals (0.2%):
Bristol-Meyers Squibb Co., 5.75%, 10/1/11	41	42
Teva Pharmeceuticals Finance LLC, 6.15%, 2/1/36 (d)	140	137
Wyeth 5.50%, 2/1/14	40	40
6.50%, 2/1/34	25	27
		246
Pipelines (0.1%):
Energy Transfer Partners, 6.63%, 10/15/36	95	98
Radio & Television (0.1%):
Comcast Cable Communications, 6.20%, 11/15/08	62	63
Cox Communications, Inc., 7.13%, 10/1/12	55	59
		122
Railroads (0.1%):
Norfolk Southern Corp., 7.25%, 2/15/31	90	107
Union Pacific Co., 6.65%, 1/15/11	81	85
		192
Real Estate (0.0%):
ERP Operating LP, 5.20%, 4/1/13 (d)	56	55

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Restaurants (0.0%):
McDonald's Corp., 6.00%, 4/15/11	$55	$57
Retail — Discount (0.1%):
Target Corp. 5.38%, 6/15/09	38	38
5.88%, 3/1/12	28	29
Wal-Mart Stores 6.88%, 8/10/09	36	38
4.13%, 2/15/11	31	30
		135
Telecommunications — Cellular (0.1%):
New Cingular Wireless Services, 8.13%, 5/1/12 (d)	13	14
US Unwired, Inc., 10.00%, 6/15/12, Callable 6/15/08 @ 105	108	119
		133
Telecommunications — Equipment (0.0%):
Motorola, Inc., 7.63%, 11/15/10 (d)	2	2
Utilities — Electric (0.4%):
Dominion Resources, Inc., 5.69%, 5/15/08 (f)	255	256
Duke Energy Corp., 3.75%, 3/5/08	25	24
Firstenergy Corp., Series C, 7.38%, 11/15/31 (d)	41	48
Hydro-Quebec, 8.05%, 7/7/24	22	29
Oncor Electric Delivery, 7.00%, 9/1/22	26	28
Pacific Gas & Electric 4.80%, 3/1/14	41	40
6.05%, 3/1/34	33	34
Progress Energy, Inc., 6.85%, 4/15/12	37	40
Southern Cal Edison, 6.00%, 1/15/34	33	34
TXU Energy Co., 7.00%, 3/15/13	23	24
		557
Utilities — Telecommunications (0.4%):
AT&T Corp., 8.00%, 11/15/31	133	167
British Telecom PLC, 8.38%, 12/15/10 (d)	135	152
Sprint Capital Corp. 7.63%, 1/30/11	53	57
8.38%, 3/15/12	13	14
6.88%, 11/15/28	27	28
8.75%, 3/15/32 (d)	36	44
		462
Total Corporate Bonds (Cost $10,181)		10,194
U.S. Government Agency Securities (1.0%)
Federal Home Loan Bank, 3.63%, 11/14/08 (d)	196	191
Federal Home Loan Mortgage Corp. 3.88%, 1/12/09 (d)	209	204
4.50%, 1/15/14 (d)	214	208
4.65%, 10/10/13, Callable 4/10/07 @ 100 (d)	46	44
6.75%, 9/15/29 (d)	120	146

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Federal National Mortgage Association 4.38%, 3/15/13 (d)	$177	$172
4.38%, 7/17/13	25	24
4.50%, 8/1/33	42	40
5.25%, 1/15/09 (d)	100	101
6.25%, 2/1/11 (d)	100	105
Total U.S. Government Agency Securities (Cost $1,249)		1,235
U.S. Government Mortgage Backed Agencies (9.6%)
Federal Home Loan Mortgage Corp. 4.50%, 1/1/19	162	157
5.00%, 6/1/33	270	261
6.50%, 5/1/26-11/1/34	452	464
7.00%, 7/1/29-4/1/32	59	60
8.00%, 6/1/30	15	16
8.50%, 4/1/29	5	6
Federal National Mortgage Association 4.50%, 10/1/18-10/1/33	951	914
5.00%, 8/1/33-2/1/36 (g)	2,683	2,596
5.50%, 12/1/19-12/1/34	3,728	3,709
6.00%, 12/1/16-6/1/36 (f) (g)	1,033	1,043
6.10% (a), 4/1/36	295	297
6.50%, 3/1/29-9/1/36 (g)	1,605	1,637
6.63%, 11/15/30 (d)	177	214
7.00%, 12/1/27	7	8
7.50%, 3/1/27	26	27
8.00%, 6/1/12-3/1/30	203	214
8.50%, 11/1/17	9	10
9.50%, 10/1/21	34	37
10.00%, 11/1/13	28	30
10.50%, 11/1/13	37	39
11.00%, 11/1/13	40	44
Government National Mortgage Association 6.50%, 7/15/28-8/20/36	131	134
7.00%, 12/15/25-4/15/28	102	105
7.50%, 8/15/29	35	36
8.50%, 12/15/17	39	41
9.50%, 7/15/09	10	11
Total U.S. Government Mortgage Backed Agencies (Cost $12,145)		12,110
U.S. Treasury Obligations (2.8%)
U.S. Treasury Bonds 4.50%, 2/15/36 (d)	195	188
6.13%, 11/15/27	38	45
6.25%, 8/15/23 (d)	270	314
8.00%, 11/15/21 (d)	184	247
8.88%, 2/15/19 (d)	297	411

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Notes 3.75%, 5/15/08 (d)	$197	$194
3.88%, 5/15/09 (d)	92	90
4.25%, 1/15/11-8/15/13 (d)	535	527
4.38%, 8/15/12	50	49
4.50%, 9/30/11 (d)	108	108
4.88%, 8/15/16 (d)	1,254	1,280
Total U.S. Treasury Obligations (Cost $3,403)		3,453
Short-Term Securities Held as Collateral for Securities Lending (21.1%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	26,627	26,627
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $26,627)		26,627
Total Investments (Cost $141,589) — 121.4%		153,052
Liabilities in excess of other assets — (21.4%)		(27,029)
NET ASSETS — 100.0%		$126,023

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  Rate represents the effective yield at purchase.

(c)  Non-income producing security

(d)  A portion or all of the security was out on loan.

(e)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(f)  All or a portion of this security serves as collateral for securities purchased on a when-issued basis.

(g)  Security purchased on a when-issued basis.

ADR — American Depositary Receipt

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Convertible Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commercial Paper (1.2%)
HSBC Finance Corp., 5.37% (a), 11/1/06	$762	$762
Total Commercial Paper (Amortized Cost $762)		762
Convertible Corporate Bonds (74.4%)
Aerospace/Defense (0.4%):
Kaman Corp., Convertible Subordinated Notes, 6.00%, 3/15/12, Continously Callable @ 100	250	242
Audio & Video Products (1.1%):
Dominion Resources, Inc., Convertible Subordinated Notes, 2.13%, 12/15/23, Callable 12/20/06 @ 100	600	665
Banks (2.0%):
U.S. Bancorp, Convertible Subordinated Notes, 3.93% (b), 12/11/35, Continuously Callable @ 100	1,215	1,221
Biotechnology (5.3%):
Amgen, Inc., Convertible Subordinated Notes, 0.38%, 2/1/13 (c)	2,515	2,628
Medimmune, Inc., Convertible Subordinated Notes, 1.63%, 7/15/13 (c)	615	704
		3,332
Brokerage Services (4.2%):
Lehman Brothers Holdings, Inc., Convertible Subordinated Notes 0.25%, 12/8/12, Callable 12/1/08 @ 100, MTN	765	893
2.00%, 8/1/13, MTN	640	710
Merrill Lynch & Co. Convertible Subordianted Notes, 0.00%, 3/13/32, Callable 3/13/08 @ 100	810	1,013
		2,616
Computers & Peripherals (1.1%):
Hewlett-Packard Co., Convertible Subordinated Notes, 0.00%, 10/14/17, Callable 10/14/07 @ 73.34	945	660
Construction (1.6%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24, Callable 2/16/09 @ 100	700	1,017
Electronics (1.1%):
L-3 Communications Corp., Convertible Subordinated Notes, 3.00%, 8/1/35, Callable 2/1/11 @ 100 (c)	635	658
Entertainment (3.9%):
Carnival Corp., Convertible Subordinated Notes, 2.00%, 4/15/21, Callable 4/15/08 @ 100	640	816
Walt Disney Co., Convertible Subordinated Notes, 2.13%, 4/15/23, Callable 4/15/08 @ 100	1,430	1,625
		2,441
Financial Services (1.9%):
American Express Co., Convertible Subordinated Notes, 1.85%, 12/1/33, Callable 12/1/06 @ 100	1,170	1,180
Food Processing & Packaging (0.3%):
General Mills, Inc., Convertible Subordinated Notes, 0.00%, 10/28/22, Callable 10/28/07 @ 74.19	250	185

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Convertible Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (2.6%):
Medtronic, Inc., Convertible Subordinated Notes 1.63%, 4/15/13 (c)	$990	$994
1.63%, 4/15/13	610	612
		1,606
Heavy Machinery (2.4%):
Tyco International Group SA, Convertible Subordinated Notes, 3.13%, 1/15/23, Callable 1/20/08 @ 102	1,065	1,466
Instruments — Controls (1.5%):
Thermo Electron Corp., Convertible Subordinated Notes, 3.25%, 11/1/07, Continuously Callable @ 100	920	959
Insurance (2.5%):
American International Group, Convertible Subordinated Notes, 0.50%, 5/15/07, Continuously Callable @ 100	1,110	1,067
Horace Mann Educators, Convertible Subordinated Notes, 1.43%, 5/14/32, Callable 5/14/07 @ 47.50	1,000	468
		1,535
Internet Business Services (1.2%):
Symantec Corp., Convertible Subordinated Notes, 1.00%, 6/15/13 (c)	625	727
Internet Service Provider (1.8%):
Yahoo, Inc., Convertible Subordinated Notes, 0.00%, 4/1/08	830	1,109
Manufacturing — Miscellaneous (0.4%):
3M Co., Covertible Subordinated Notes, 2.40% (b), 11/21/32, Callable 11/21/07 @ 88.26	310	278
Mining (2.1%):
Placer Dome, Inc., Convertible Subordinated Notes 2.75%, 10/15/23, Callable 10/20/10 @ 100.83 (c)	585	816
2.75%, 10/15/23, Callable 10/20/10 @ 100.83	365	509
		1,325
Oil & Gas Exploration — Production & Services (1.1%):
Diamond Offshore Drilling, Inc., Convertible Subordinated Notes, 1.50%, 4/15/31, Callable 4/15/08 @ 100	455	657
Oil Marketing & Refining (1.0%):
Sunoco, Inc., Convertible Subordinated Notes, 6.75%, 6/15/12, Continuously Callable @ 100	190	612
Oilfield Services & Equipment (7.0%):
Cooper Cameron Corp., Convertible Subordinated Notes, 1.50%, 5/15/24, Callable 5/15/09 @ 100	1,000	1,532
Halliburton Co., Convertible Subordinated Notes 3.13%, 7/15/23, Callable 7/15/08 @ 100	800	1,405
3.13%, 7/15/23, Callable 7/15/08 @ 100 (c)	190	334
Schlumberger Ltd., Convertible Subordinated Notes 2.13%, 6/1/23, Callable 6/6/10 @ 100	400	660
2.13%, 6/1/23, Callable 6/6/10 @ 100 (c)	265	437
		4,368

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Convertible Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pharmaceuticals (8.3%):
Alza Corp., Convertible Subordinated Notes 0.00%, 7/28/20, Callable 7/28/07 @ 67.90	$1,483	$1,374
0.00%, 7/28/20, Callable 7/28/07 @ 67.90 (c)	250	232
Teva Pharmaceutical Financial, Convertible Subordinated Notes 0.50%, 2/1/24, Callable 8/1/08 @ 100	1,200	1,243
1.75%, 2/1/26, Callable 2/1/11 @ 100	1,100	1,038
Wyeth, Convertible Subordinated Notes, 5.11% (b), 1/15/24, Callable 7/20/09 @ 100	1,175	1,281
		5,168
Pipelines (1.0%):
Noram Energy, Convertible Subordinated Notes, 6.00%, 3/15/12, Continuously Callable @ 100	656	650
Railroads (1.9%):
CSX Corp., Convertible Subordinated Notes, 0.00%, 10/30/21, Callable 10/30/08 @ 87.84	945	1,213
Retail — Specialty Stores (3.7%):
Lowes Cos., Inc., Convertible Subordinated Notes, 0.86%, 10/19/21, Callable 4/19/07 @ 86.53	1,025	1,076
TJX Cos., Inc., Convertible Subordinated Notes, 0.00%, 2/13/21, Callable 2/13/07 @ 75.68	1,285	1,232
		2,308
Semiconductors (1.7%):
Intel Corp., Convertible Subordinated Notes, 2.95%, 12/15/35	1,170	1,062
Telecommunications — Services & Equipment (6.6%):
Amdocs Ltd., Convertible Subordinated Notes, 0.50%, 3/15/24, Callable 3/20/09 @ 100	1,335	1,409
Harris Corp., Convertible Subordinated Notes, 3.50%, 8/15/22, Callable 8/18/07 @ 100	610	1,156
Nextel Communications, Inc., Convertible Subordinated Notes, 5.25%, 1/15/10, Callable 1/15/07 @ 101.17	1,535	1,525
		4,090
Transportation Services (2.2%):
GATX Corp., Convertible Subordinated Notes, 5.00%, 8/15/23, Callable 8/15/08 @ 100	510	913
YRC Worldwide, Inc., Convertible Subordinated Notes, 3.38%, 11/25/23, Callable 11/30/12 @ 100	375	435
		1,348
Utilities — Electric (1.0%):
Duke Energy Corp., Convertible Subordinated Notes, 1.75%, 5/15/23, Continuously Callable @ 100	485	655
Utilities — Telecommunications (1.5%):
CenturyTel, Inc., Convertible Subordinated Notes, 4.75%, 8/1/32, Callable 8/5/07 @ 102.38	895	948
Total Convertible Corporate Bonds (Cost $41,704)		46,301

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Convertible Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
Convertible Preferred Stocks (24.1%)
Aerospace/Defense (1.7%):
Northrop Grumman Corp., Series B, 7.00%	8,100	$1,058
Banks (2.3%):
Marshall & Ilsley Corp., 6.50%	30,800	839
Washington Mutual, Inc., 5.38%	11,200	605
		1,444
Chemicals (1.1%):
Celanese Corp., 4.25%	22,000	660
Energy (0.9%):
Southern Union Co., 5.00%	10,300	574
Financial Services (6.9%):
Fannie Mae, 5.38%	23	2,222
Lehman Brothers Holdings, Inc., 6.25%	28,100	773
Newell Financial Trust I, 5.25%	26,200	1,271
		4,266
Insurance (5.5%):
Fortis Insurance NV, 7.75% (c)	550	747
PMI Group, Inc., 5.88%	31,300	775
Travelers Property Casualty Corp., 4.50%	60,100	1,563
XL Capital Ltd., 7.00%	13,800	356
		3,441
Oil Companies — Integrated (1.5%):
Hess Corp., 7.00%	9,100	947
Pharmaceuticals (1.2%):
Schering-Plough Corp., 6.00%	13,300	732
Real Estate Investment Trusts (1.8%):
Equity Office Properties Trust, Series B, 5.25%	5,700	339
Simon Property Group, Inc., 6.00%	10,200	797
		1,136
Savings & Loans (1.2%):
New York Community Capital Trust V, 6.00%	15,200	706
Total Preferred Stocks (Cost $13,835)		14,964
Total Investments (Cost $56,301) — 99.7%		62,027
Other assets in excess of liabilities — 0.3%		210
NET ASSETS — 100.0%		$62,237

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the board of Trustees.

MTN — Medium Term Note

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund		Convertible Fund
ASSETS:
Investments, at value (Cost $141,589 and $56,301)	$153,052		$62,027
Cash	50		50
Interest and dividends receivable	369		259
Receivable for capital shares issued	34		—	(a)
Receivable for investments sold	2,602		25
Prepaid expenses	19		1
Total Assets	156,126		62,362
LIABILITIES:
Payable for investments purchased	3,347		50
Payable for capital shares redeemed	3		—
Payable for return of collateral received	26,627		—
Accrued expenses and other payables:
Investment advisory fees	62		39
Administration fees	10		5
Custodian fees	6		2
Accounting fees	3		1
Transfer agent fees	7		3
Chief Compliance officer fees	—	(a)	—	(a)
Trustee fees	1		1
Shareholder servicing fees — Class A Shares	26		13
12b-1 fees — Class C Shares	—	(a)	—
12b-1 fees — Class R Shares	2		—
Other accrued expenses	9		11
Total Liabilities	30,103		125
NET ASSETS:
Capital	113,614		55,771
Accumulated undistributed net investment/(distribution in excess of) income	6		425
Net unrealized appreciation on investments	11,463		5,726
Accumulated undistributed net realized gains from investment transactions	940		315
Net Assets	$126,023		$62,237
Net Assets
Class A Shares	$121,807		$62,237
Class C Shares	416		—
Class R Shares	3,800		—
Total	$126,023		$62,237
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	8,768		4,670
Class C Shares	30		—
Class R Shares	273		—
Total	9,071		4,670
Net asset value, offering (except Class A Shares) & redemption price per share
Class A Shares	$13.89		$13.33
Class C Shares (b)	$13.87		—
Class R Shares	$13.90		—
Maximum Sales Charge Class A Shares	5.75%		2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share
Class A Shares	$14.74		$13.60

(a)  Rounds less to $1,000.

(b)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	Balanced Fund	Convertible Fund
Investment Income:
Interest income	$2,391	$845
Dividend income	1,146	646
Income from securities lending, net	24	—
Total Income	3,561	1,491
Expenses:
Investment advisory fees	783	471
Administration fees	119	57
Shareholder servicing fees — Class A Shares	315	157
12b-1 fees — Class C Shares	4	—
12b-1 fees — Class R Shares	21	—
Accounting fees	94	37
Custodian fees	87	21
Transfer agent fees	8	4
Transfer agent — Class A Shares	38	20
Transfer agent — Class C Shares	2	—
Transfer agent — Class R Shares	7	—
Trustees' fees	15	7
Chief Compliance Officer fees	4	2
Legal and audit fees	37	51
Other expenses	49	28
Total Expenses	1,583	855
Expenses waived/reimbursed by Adviser	(19)	(3)
Net Expenses	1,564	852
Net Investment Income	1,997	639
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	7,725	1,897
Net change in unrealized appreciation/depreciation on investments	5,428	2,862
Net realized/unrealized gains from investment transactions	13,153	4,759
Net increase from payments by affiliates for reimbursement of prior year expenses	18	9
Change in net assets resulting from operations	$15,168	$5,407

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Convertible Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$1,997	$2,145	$639	$1,053
Net realized gains from investments	7,725	9,539	1,897	3,349
Net change in unrealized appreciation/ depreciation from investments	5,428	(3,846)	2,862	(1,076)
Net increase from payments by affiliates for reimbursement of prior year expenses	18	—	9	—
Change in net assets resulting from operations	15,168	7,838	5,407	3,326
Distributions:
From net investment income:
Class A Shares	(2,070)	(2,364)	(833)	(983)
Class C Shares	(3)	(5)	—	(1)
Class R Shares	(52)	(63)	—	—
Change in net assets resulting from distributions to shareholders	(2,125)	(2,432)	(833)	(984)
Change in net assets from capital transactions	(20,144)	(1,480)	(5,908)	(7,464)
Change in net assets	(7,101)	3,926	(1,334)	(5,122)
Net Assets:
Beginning of period	133,124	129,198	63,571	68,693
End of period	$126,023	$133,124	$62,237	$63,571
Accumulated undistributed net investment/ (distributions in excess of) income	$6	$—	$425	$69

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Convertible Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$11,405	$13,616	$9,736	$10,073
Dividends reinvested	2,030	2,076	801	705
Cost of shares redeemed	(32,766)	(16,853)	(16,445)	(18,000)
Total Class A Shares	$(19,331)	$(1,161)	$(5,908)	$(7,222)
Class C Shares:
Proceeds from shares issued	$133	$124	$—	$153
Dividends reinvested	2	3	—	1
Cost of shares redeemed	(174)	(188)	—	(396)
Total Class C Shares	$(39)	$(61)	$—	$(242)
Class R Shares:
Proceeds from shares issued	$408	$461	$—	$—
Dividends reinvested	48	59	—	—
Cost of shares redeemed	(1,230)	(778)	—	—
Total Class R Shares	$(774)	$(258)	$—	$—
Total change in net assets from capital transactions	$(20,144)	$(1,480)	$(5,908)	$(7,464)
Share Transactions:
Class A Shares:
Issued	859	1,087	754	824
Reinvested	153	166	63	57
Redeemed	(2,461)	(1,346)	(1,278)	(1,473)
Total Class A Shares	(1,449)	(93)	(461)	(592)
Class C Shares:
Issued	10	11	—	12
Reinvested	— (a)	— (a)	—	— (a)
Redeemed	(13)	(15)	—	(33)
Total Class C Shares	(3)	(4)	—	(21)
Class R Shares:
Issued	31	37	—	—
Reinvested	4	5	—	—
Redeemed	(93)	(62)	—	—
Total Class R Shares	(58)	(20)	—	—
Total change in shares	(1,510)	(117)	(461)	(613)

(a)  Rounds to less than 1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$12.58	$12.08	$11.24	$10.48	$12.35
Investment Activities:
Net investment income	0.21	0.20	0.17	0.17	0.26
Net realized and unrealized gains (losses) on investments	1.32	0.53	0.88	0.81	(1.17)
Total from Investment Activities	1.53	0.73	1.05	0.98	(0.91)
Distributions
From net investment income	(0.22)	(0.23)	(0.21)	(0.22)	(0.28)
Net realized gains from investments	—	—	—	—	(0.68)
Total Distributions	(0.22)	(0.23)	(0.21)	(0.22)	(0.96)
Net Asset Value, End of Period	$13.89	$12.58	$12.08	$11.24	$10.48
Total Return (excludes sales charge)	12.25%	6.08%	9.37%	9.45%	(8.05)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$121,807	$128,543	$124,494	$133,959	$298,643
Ratio of expenses to average net assets	1.18%	1.21%	1.26%	1.23%	1.17%
Ratio of net investment income to average net assets	1.55%	1.62%	1.42%	1.82%	2.25%
Ratio of expenses to average net assets*	1.18%	1.27%	1.30%	1.24%	1.24%
Ratio of net investment income to average net assets*	1.55%	1.56%	1.38%	1.81%	2.18%
Portfolio turnover (a)	153%	127%	134%	112%	103%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been indicated.

(a)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	March 1, 2003 through October 31, 2003(a)
Net Asset Value, Beginning of Period	$12.56	$12.06	$11.22	$10.12
Investment Activities:
Net investment income	0.11	0.10	0.12	0.09
Net realized and unrealized gains on investments	1.31	0.53	0.88	1.10
Total from Investment Activities	1.42	0.63	1.00	1.19
Distributions
Net investment income	(0.11)	(0.13)	(0.16)	(0.09)
Total Distributions	(0.11)	(0.13)	(0.16)	(0.09)
Net Asset Value, End of Period	$13.87	$12.56	$12.06	$11.22
Total Return (excludes contingent defered sales charges)	11.35%	5.25%	8.86%	11.89	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$416	$415	$457	$49
Ratio of expenses to average net assets	2.00%	2.00%	1.70%	1.69	%(c)
Ratio of net investment income to average net assets	0.71%	0.85%	0.94%	1.04	%(c)
Ratio of expenses to average net assets*	4.06%	4.12%	4.29%	3.64	%(c)
Ratio of net investment income (loss) to average net assets*	(1.35)%	(1.27)%	(1.65)%	(0.91	)%(c)
Portfolio turnover (d)	153%	127%	134%	112	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized

(c)  Annualized

(d)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$12.59	$12.09	$11.25	$10.49	$12.36
Investment Activities:
Net investment income	0.14	0.16	0.13	0.16	0.20
Net realized and unrealized gains (losses) on investments	1.33	0.53	0.89	0.79	(1.15)
Total from Investment Activities	1.47	0.69	1.02	0.95	(0.95)
Distributions
Net investment income	(0.16)	(0.19)	(0.18)	(0.19)	(0.24)
Net realized gains from investments	—	—	—	—	(0.68)
Total Distributions	(0.16)	(0.19)	(0.18)	(0.19)	(0.92)
Net Asset Value, End of Period	$13.90	$12.59	$12.09	$11.25	$10.49
Total Return	11.78%	5.69%	9.09%	9.17%	(8.40)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,800	$4,166	$4,247	$4,425	$3,541
Ratio of expenses to average net assets	1.60%	1.57%	1.50%	1.50%	1.58%
Ratio of net investment income to average net assets	1.12%	1.27%	1.17%	1.48%	1.87%
Ratio of expenses to average net assets*	1.73%	1.77%	2.11%	2.06%	2.21%
Ratio of net investment income to average net assets*	0.99%	1.07%	0.56%	0.92%	1.24%
Portfolio turnover (a)	153%	127%	134%	112%	103%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Convertible Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$12.39	$11.96	$11.48	$10.04	$11.34
Net investment income	0.13	0.20	0.25	0.32	0.34
Net realized and unrealized gains (losses) on investments	0.98	0.41	0.49	1.45	(1.31)
Total from Investment Activities	1.11	0.61	0.74	1.77	(0.97)
Distributions
From net investment income	(0.17)	(0.18)	(0.26)	(0.33)	(0.33)
Total Distributions	(0.17)	(0.18)	(0.26)	(0.33)	(0.33)
Net Asset Value, End of Period	$13.33	$12.39	$11.96	$11.48	$10.04
Total Return (excludes sales charge)	9.04%	5.15%	6.42%	17.89%	(8.74)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,237	$63,571	$68,448	$94,496	$58,115
Ratio of expenses to average net assets	1.36%	1.37%	1.34%	1.35%	1.32%
Ratio of net investment income to average net assets	1.02%	1.60%	2.10%	2.98%	3.08%
Ratio of expenses to average net assets*	1.36%	1.40%	1.34%	1.35%	1.34%
Ratio of net investment income to average net assets*	1.02%	1.57%	2.10%	2.98%	3.06%
Portfolio turnover (a)	49%	44%	52%	59%	50%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (27.8%)
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 5.71% (a), 3/25/36	$376	$377
Banc of America Commercial Mortgage, Inc.
Series 2005-2, Class A4 4.78%, 7/10/43 (e)	576	565
Series 2006-1, Class A4 5.37%, 9/10/45	469	472
Bear Stearns Commercial Mortgage Securities
Series 2004-T16, Class A6 4.75%, 2/13/46	417	404
Series 2003-PWR2, Class A4 5.19%, 5/11/39	395	393
Series 2006-PW11, Class AAB 5.46% (a), 3/11/39	392	399
Series 2006-PW12, Class A4 5.71% (a), 9/11/38 (e)	535	554
Series 2006-PW12 , Class AM 5.75% (a), 9/11/38	440	457
Chase Manhattan Bank-First Union National, Series 1999-1, Class A2, 7.44%, 8/15/31 (e)	600	632
Chase Mortgage Finance Corp.
Series 2005-A1, Class M 5.31% (a), 12/25/35 (e)	1,201	1,180
Series 2005-A2, Class M 5.46% (a), 1/25/36	967	957
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A3, 6.04%, 9/15/30	680	687
Countrywide Alternative Loan Trust, Series 2005-47CB, Class A7, 5.50%, 10/25/35	633	628
Countrywide Home Loans
Series 2005-HYB9, Class 3A1A 5.31% (a), 2/20/36	488	483
Series 2005-22, Class M 5.40% (a), 11/25/35	883	875
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.38%, 12/18/35	420	437
Fannie Mae Grantor Trust, Series 2001-T7, Class A1, 7.50%, 2/25/41	423	439
Fannie Mae Whole Loan
Series 2002-W3, Class A5 7.50%, 1/25/28	60	62
Series 2002-W7, Class A5 7.50%, 2/25/29	656	685
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	586	609
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class B1, 6.22% (a), 11/25/36	994	1,004
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.91% (a), 7/10/38	705	740
GS Mortgage Securites Corp. II, Series 2006-GG6, Class A4, 5.55%, 4/10/38	400	407
GSR Mortgage Loan Trust
Series 2004-10F, Class 6A1 5.00%, 9/25/34	1,036	993
Series 2006-2F, Class 2A13 5.75%, 2/25/36	812	808
JP Morgan Alternative Loan Trust, Series 2005-S1, Class B1, 6.15% (a), 12/25/35	812	824
JP Morgan Chase Commercial Mortgage Securities
Series 2004-CBX, Class A5 4.65%, 1/12/37	525	511
Series 2005-LDP4, Class AM 5.00%, 10/15/42	475	464
Series 2001-CIB3, Class A3 6.47%, 11/15/35	1,133	1,196
Series 2005-LDP3, Class AJ 4.94% (a), 8/15/42	526	513
JP Morgan Mortgage Trust
Series 2005-A2, Class B1 4.73% (a), 4/25/35	1,283	1,242
Series 2005-A1, Class IB1 4.91% (a), 2/25/35	1,030	996
Series 2005-A3, Class 1B1 4.99%, 6/25/35	458	446
Series 2005-A5, Class IB1 5.16% (a), 8/25/35	460	451

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series 2005-A6, Class 1B1 5.18% (a), 9/25/35	$1,054	$1,041
Series 2005-A8, Class B1 5.18% (a), 11/25/35	1,374	1,346
Series 2005-A4, Class B1 5.20% (a), 7/25/35	960	941
Series 2005-A6, Class 3A2 5.27% (a), 9/25/35	805	799
Series 2006-A1, Class B1 5.41% (a), 2/25/36	504	497
Series 2006-A2, Class IB1 5.69% (a), 4/25/36	1,408	1,397
Series 2006-A5, Class B1 5.94% (a), 8/25/36	745	749
Series 2006-A4, Class 3A1 6.00% (a), 6/25/36	1,419	1,423
Series 2006-S2, Class B1 6.01%, 7/25/36	637	638
Series 2006-S3, Class B1 6.19%, 8/25/36	836	850
LB-UBS Commercial Mortgage Trust
Series 2004-C7, Class A3 4.24%, 10/15/29	207	201
Series 2005-C5, Class A4 4.95%, 9/15/40	511	500
Series 2006-C4, Class A4 5.38%, 6/15/38	25	26
Series 2005-C7, Class A3 5.48% (a), 11/15/30	1,085	1,104
Series 2000-C3, Class A2 7.95%, 5/15/25	305	329
Lehman Mortgage Trust, Series 2006-1, Class 1A5, 5.50%, 2/25/36	948	931
Morgan Stanley Capital I, Series 2003-T11, Class A2, 4.34%, 6/13/41	371	363
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A3, 6.51%, 4/15/34	207	218
Morgan Stanley Mortgage Loan Trust
Series 2005-7, Class 2A1 5.61%, 11/25/35	843	841
Series 2006-2, Class 4A 6.00%, 2/25/36	948	957
Series 2005-4, Class 2A1 6.17% (a), 8/25/35	346	348
Series 2006-2, Class 6A 6.50%, 2/25/36	969	983
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1M1, 6.00%, 2/25/36	821	825
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-4, Class B1 4.42% (a), 4/25/34	546	547
Series 2006-1, Class 8A1 5.95% (a), 2/25/36	687	689
Series 2006-5, Class 4A1 5.98% (a), 6/25/36	816	819
Series 2006-5, Class 1A1 6.14% (a), 6/25/36	1,197	1,215
Structured Asset Securities Corp.
Series 2003-30, Class 1A5 5.50%, 10/25/33	618	608
Series 2005-17, Class 5A1 5.50%, 10/25/35	638	626
Total Collateralized Mortgage Obligations (Cost $43,598)		43,701
Commercial Paper (0.5%)
HSBC Finance Corp., 5.37% (b), 11/1/06	700	700
Total Commercial Paper (Amortized Cost $700)		700
Corporate Bonds (28.4%)
Aerospace/Defense (0.2%):
General Dynamics Corp., 4.50%, 8/15/10	71	70
Lockheed Martin Corp., 6.15%, 9/1/36 (c)	130	138
Raytheon Co., 6.15%, 11/1/08	71	72
		280
Automotive (0.2%):
DaimlerChrysler North America Holding Corp.
4.05%, 6/4/08	165	162
7.30%, 1/15/12	93	99
8.50%, 1/18/31	80	96
		357

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Banks (4.4%):
Asian Development Bank, 4.50%, 9/4/12, MTN	$134	$131
European Investment Bank
3.38%, 3/16/09	253	245
4.63%, 5/15/14	88	86
Fifth Third Bancorp, 4.50%, 6/1/18	325	295
Inter-American Development Bank
3.38%, 3/17/08, MTN	378	370
4.50%, 9/15/14	129	126
KFW
3.25%, 3/30/09	300	289
4.13%, 10/15/14	175	167
Korea Developmental Bank, 5.75%, 9/10/13	115	118
Landwirtsch. Rentenbank, 4.13%, 7/15/08	270	266
Mellon Capital II, 8.00%, 1/15/27, Callable 1/15/07 @ 104.00	740	772
PNC Funding Corp., 4.20%, 3/10/08	395	388
Royal Bank of Scotland PLC, 9.12%, Perpetual Maturity, Callable 3/31/10 @ 100	520	579
Wachovia Capital Trust III, 5.80% (a), Perpetual Maturity, Callable 3/15/11 @ 100	685	691
Wachovia Corp.
3.63%, 2/17/09	401	388
5.25%, 8/1/14	2	2
Wells Fargo Bank NA, 4.75%, 2/9/15	1,670	1,603
Wells Fargo Co., 3.50%, 4/4/08	333	325
		6,841
Beverages (0.4%):
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16	100	97
Coca-Cola Enterprises
5.75%, 11/1/08	93	94
8.50%, 2/1/12	141	163
8.50%, 2/1/22	105	134
Pepsi Bottling Group, Inc., Series B, 7.00%, 3/1/29	105	122
		610
Chemicals (0.1%):
Dow Chemical, 5.75%, 12/15/08	115	116
Computers & Peripherals (0.2%):
International Business Machine Corp.
5.38%, 2/1/09	128	129
6.50%, 1/15/28	160	177
		306
Cosmetics & Toiletries (0.5%):
Gillette Co., 3.80%, 9/15/09	185	180
Kimberly-Clark Corp.
5.00%, 8/15/13	130	129
6.25%, 7/15/18	90	96
Proctor & Gamble Co.
4.30%, 8/15/08	114	113
4.95%, 8/15/14	100	98
5.80%, 8/15/34	95	99
		715

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Data Processing (0.1%):
First Data Corp., 4.85%, 10/1/14	$190	$183
Distribution/Wholesale (0.6%):
Owens & Minor, Inc., 6.35%, 4/15/16	887	896
Electric — Generation (0.6%):
Taqa Abu Dhabi National, 6.50%, 10/27/36 (c) (e)	855	893
Electronics (0.2%):
General Electric Co., 5.00%, 2/1/13	275	273
Financial Services (6.2%):
American General Finance, 3.88%, 10/1/09, MTN	222	215
Boeing Capital Corp., 5.80%, 1/15/13	109	113
Caterpillar Financial Service Corp.
4.50%, 6/15/09	100	99
4.60%, 1/15/14, MTN	45	43
CIT Group, Inc.
4.75%, 12/15/10, MTN	97	95
7.75%, 4/2/12 (e)	176	195
Citigroup, Inc.
3.50%, 2/1/08	243	238
4.13%, 2/22/10	470	457
Countrywide Home Loan, 4.13%, 9/15/09, MTN	188	182
Credit Suisse First Boston USA, Inc., 4.70%, 6/1/09	395	392
General Electric Capital Corp.
4.25%, 12/1/10, MTN	63	61
6.00%, 6/15/12, MTN	191	199
Goldman Sachs Capital I, 6.35%, 2/15/34	190	194
Goldman Sachs Group, Inc.
4.13%, 1/15/08	247	244
5.35%, 1/15/16	660	652
6.60%, 1/15/12	281	297
6.88%, 1/15/11	147	156
HSBC Finance Corp.
4.13%, 11/16/09	222	215
4.75%, 7/15/13	340	330
6.75%, 5/15/11	218	231
International Lease Finance Corp., 6.38%, 3/15/09	328	336
John Deere Capital Corp.
4.50%, 8/25/08, MTN	100	99
5.10%, 1/15/13	100	99
JP Morgan Chase Capital, 5.88%, 3/15/35	225	219
Lehman Brothers Holdings, Inc., 7.88%, 8/15/10	224	244
Merrill Lynch & Co.
6.00%, 2/17/09	283	288
6.05%, 5/16/16	300	311
6.88%, 11/15/18	205	229
Morgan Stanley Group, Inc., 4.25%, 5/15/10	280	271
Nuveen Investments, 5.50%, 9/15/15	1,741	1,704
Residential Capital Corp., 6.38%, 6/30/10	807	819
SLM Corp., 5.00%, 10/1/13, MTN	237	232

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Toyota Motor Credit Corp.
4.25%, 3/15/10	$106	$103
4.35%, 12/15/10	1	1
Unilever Capital Corp., 5.90%, 11/15/32	120	122
Verizon Global Funding Corp., 4.00%, 1/15/08	2	2
		9,687
Food Distributors, Supermarkets & Wholesalers (0.1%):
Kroger Co., 7.50%, 4/1/31	75	84
Safeway, Inc., 7.50%, 9/15/09	110	116
		200
Food Processing & Packaging (0.1%):
Kellogg Co., Series B, 6.60%, 4/1/11	75	79
Kraft Foods, Inc., 4.13%, 11/12/09	72	70
		149
Forest Products & Paper (0.1%):
Weyerhaeuser Co.
6.75%, 3/15/12	80	84
7.38%, 3/15/32	70	73
		157
Governments — Foreign (1.6%):
Province of Ontario
5.13%, 7/17/12	157	158
5.50%, 10/1/08	164	165
Province of Quebec
4.88%, 5/5/14	162	160
5.75%, 2/15/09	83	85
7.50%, 9/15/29	140	180
Republic of Italy
4.00%, 6/16/08	265	261
4.50%, 1/21/15	290	280
6.88%, 9/27/23	200	233
United Mexican States
6.38%, 1/16/13, MTN	390	410
8.30%, 8/15/31, MTN	240	305
9.88%, 2/1/10	204	233
		2,470
Health Care (0.2%):
Humana, Inc., 6.30%, 8/1/18	35	35
Unitedhealth Group, Inc.
3.30%, 1/30/08	40	39
4.88%, 3/15/15	70	67
Wellpoint, Inc.
4.25%, 12/15/09	50	49
5.95%, 12/15/34	35	35
6.80%, 8/1/12	70	75
		300

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Insurance (1.5%):
Allstate Life Global Funding Trust, 4.50%, 5/29/09, MTN	$96	$94
Axa, 8.60%, 12/15/30	80	105
Cigna Corp.
7.00%, 1/15/11	40	42
7.88%, 5/15/27	25	30
Cincinnati Financial Corp., 6.13%, 11/1/34	125	128
ING Capital Funding Trust III, 8.44% (a), Perpetual Maturity, Callable 12/31/10 @ 100	70	78
Marsh & Mclennan Cos., Inc.
5.75%, 9/15/15	117	113
7.13%, 6/15/09	385	400
MetLife, Inc.
5.38%, 12/15/12	100	101
5.70%, 6/15/35	65	64
Phoenix Cos., 6.68%, 2/16/08	910	914
Protective Life Securities Trust, 4.00%, 10/7/09, MTN	70	68
Prudential Financial, Inc.
3.75%, 5/1/08, MTN	70	68
5.10%, 9/20/14, MTN	100	98
		2,303
Machinery (0.0%):
Caterpillar, Inc., 6.63%, 7/15/28	40	45
Deere & Co., 7.13%, 3/3/31	25	30
		75
Manufacturing (0.8%):
Tyco International Group SA, 6.13%, 1/15/09	1,182	1,202
Media (0.3%):
CBS Corp., 7.88%, 7/30/30	90	99
News America, Inc., 6.20%, 12/15/34	140	137
Time Warner, Inc.
6.88%, 5/1/12	104	110
7.63%, 4/15/31	120	135
		481
Medical Supplies (0.1%):
Baxter International, Inc., 4.63%, 3/15/15	80	76
Boston Scientific, 4.25%, 1/12/11	50	47
		123
Metal Fabrication (0.6%):
Timken Co., 5.75%, 2/15/10	885	882
Office Furnishing (0.4%):
Steelcase, Inc., 6.50%, 8/15/11	635	646
Oil & Gas — Exploration & Production (1.7%):
Anadarko Petroleum Corp., 6.45%, 9/15/36	740	767
Marathon Oil Corp., 6.13%, 3/15/12	199	206
Merey Sweeny LP., 8.85%, 12/18/19 (c)	1,132	1,346

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pemex Project Funding Master Trust
7.38%, 12/15/14	$110	$121
8.50%, 2/15/08	176	182
8.63%, 2/1/22	80	98
		2,720
Oil Companies — Integrated (0.6%):
ConocoPhillips Co., 8.75%, 5/25/10	140	156
Hess Corp., 7.13%, 3/15/33	715	796
		952
Oil Marketing & Refining (1.2%):
Enterprise Products Operations, Series B, 5.00%, 3/1/15	860	813
Premcor Refining Group, 6.75%, 2/1/11	1,050	1,097
		1,910
Pharmaceuticals (0.7%):
Bristol-Meyers Squibb Co., 5.75%, 10/1/11	137	140
Merck & Co., Inc., 6.40%, 3/1/28	120	129
Teva Pharmeceuticals Finance LLC, 6.15%, 2/1/36	555	543
Wyeth
5.50%, 2/1/14	160	161
6.50%, 2/1/34	80	88
6.95%, 3/15/11	95	101
		1,162
Pipelines (0.2%):
Energy Transfer Partners, 6.63%, 10/15/36	360	370
Radio & Television (0.4%):
Comcast Cable Communications, 6.20%, 11/15/08 (e)	218	222
Comcast Corp., 6.50%, 11/15/35	175	179
Cox Communications, Inc., 7.13%, 10/1/12	248	265
		666
Railroads (0.5%):
Burlington Northern/Santa Fe, Inc., 7.13%, 12/15/10	200	214
CSX Corp., 6.25%, 10/15/08	140	143
Norfolk Southern Corp., 7.80%, 5/15/27	205	254
Union Pacific Corp., 7.25%, 11/1/08	170	176
		787
Retail — Discount (0.4%):
Target Corp.
5.38%, 6/15/09	175	176
5.88%, 3/1/12	126	130
Wal-Mart Stores
4.13%, 2/15/11	142	137
6.88%, 8/10/09	169	177
		620
Telecommunications — Cellular (0.3%):
New Cingular Wireless Services, 8.13%, 5/1/12	66	74
US Unwired, Inc., 10.00%, 6/15/12, Callable 6/15/08 @ 105	415	457
		531

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Telecommunications — Equipment (0.0%):
Motorola, Inc., 7.63%, 11/15/10	$69	$75
Utilities — Electric (1.4%):
Dominion Resources, Inc., 2,098.75%, 5/15/08	880	884
Duke Energy Corp., 3.75%, 3/5/08	104	102
Firstenergy Corp., Series C, 7.38%, 11/15/31	215	252
Hydro-Quebec, 8.05%, 7/7/24	120	157
Oncor Electric Delivery, 7.00%, 9/1/22	110	120
Pacific Gas & Electric
4.80%, 3/1/14	159	153
6.05%, 3/1/34	125	128
Progress Energy, Inc., 6.85%, 4/15/12	144	154
Southern Cal Edison, 6.00%, 1/15/34	120	124
TXU Energy Co., 7.00%, 3/15/13	96	101
		2,175
Utilities — Telecommunications (1.5%):
AT&T Corp., 8.00%, 11/15/31	521	653
AT&T, Inc., 5.63%, 6/15/16	810	810
British Telecom PLC, 8.38%, 12/15/10 (e)	515	578
Sprint Capital Corp.
7.63%, 1/30/11	208	224
8.75%, 3/15/32	135	167
		2,432
Total Corporate Bonds (Cost $43,961)		44,545
U.S. Government Agency Securities (4.8%)
Federal Home Loan Bank
3.63%, 11/14/08 (d)	1,450	1,415
5.13%, 6/18/08 (d)	455	457
Federal Home Loan Mortgage Corp.
3.88%, 1/12/09 (d)	800	782
4.25%, 5/23/08 (d)	950	940
4.50%, 1/15/14 (d)	170	165
4.65%, 10/10/13, Callable 4/10/07 @ 100 (d)	144	139
6.75%, 9/15/29 (d)	450	548
Federal National Mortgage Association
4.38%, 3/15/13 (d)	1,058	1,026
4.38%, 7/17/13	247	238
4.63%, 6/1/10 (d)	1,200	1,188
6.25%, 2/1/11 (d)	63	66
Small Business Administration, 6.15%, 4/1/19	586	602
Total U.S. Government Agency Securities (Cost $7,573)		7,566
U.S. Government Mortgage Backed Agencies (29.8%)
Federal Home Loan Mortgage Corp.
4.50%, 1/1/19	631	611
6.00%, 2/1/13	76	77
6.50%, 8/1/29-11/1/34	2,386	2,450

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
7.00%, 1/1/30	$12	$12
7.50%, 4/1/28	23	24
8.00%, 6/1/17	314	325
8.50%, 4/1/29	1	1
Federal National Mortgage Association
4.50%, 10/1/18-10/1/33	3,878	3,721
5.00%, 8/1/33-2/1/36 (f)	12,358	11,958
5.50%, 7/1/20-12/1/34	13,891	13,817
6.00%, 1/1/20-6/1/36 (f)	3,946	3,986
6.10% (a), 4/1/36	1,114	1,120
6.50%, 9/1/28-9/1/36 (f)	5,672	5,782
6.63%, 11/15/30 (d)	700	845
7.00%, 10/1/26-12/1/29	70	72
7.50%, 3/1/27-11/1/29	138	145
8.00%, 11/1/12-2/1/33	599	634
8.50%, 4/1/31	24	26
9.50%, 10/1/21	98	106
10.00%, 11/1/13	56	60
10.50%, 11/1/13	26	27
11.00%, 11/1/13	37	40
Government National Mortgage Association
6.50%, 8/20/36	487	499
7.00%, 12/15/23-12/15/25	117	121
7.50%, 12/15/27-4/15/29	8	8
8.50%, 12/15/17	17	19
9.00%, 2/15/17	22	23
9.50%, 12/15/09	254	262
Total U.S. Government Mortgage Backed Agencies (Cost $46,689)		46,771
U.S. Treasury Obligations (7.9%)
U.S. Treasury Bonds
4.50%, 2/15/36 (d)	828	799
6.13%, 11/15/27 (d)	547	642
6.25%, 8/15/23 (d)	1,266	1,473
8.00%, 11/15/21 (d)	1,124	1,507
8.88%, 2/15/19 (d)	400	553
U.S. Treasury Notes
3.75%, 5/15/08 (d)	868	855
3.88%, 5/15/09 (d)	241	237
4.25%, 1/15/11-8/15/13 (d)	2,028	1,992
4.38%, 8/15/12	53	53
4.88%, 8/15/16 (d)	4,214	4,302
Total U.S. Treasury Obligations (Cost $12,213)		12,413

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (10.6%)
Pool of various securities for Victory Funds-footnote 2 (Securities Lending)	$16,654	$16,654
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $16,654)		16,654
Total investments (Cost $171,388) — 109.8%		172,350
Liabilities in excess of other assets — (9.8%)		(15,357)
NET ASSETS — 100.0%		$156,993

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/2006.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  A portion or all of the security was out on loan.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(f)  Security purchased on a when-issued basis.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (90.5%)
Multi-family (42.8%):
Collateralized Mortgage Obligations (28.2%):
Government National Mortgage Assoc. Series 2003-59, Class B 7.50%, 7/16/18	$10,855	$11,171
Series 2003-22, Class AH 8.00%, 6/16/21	5,795	5,950
Series 2003-47, Class B 8.00%, 10/16/27	9,588	10,208
Series 1999-1, Class Z 6.50%, 1/20/29	6,652	6,861
Series 2003-36, Class B 7.50%, 2/16/31	16,307	17,231
Series 2003-87, Class BH 7.50%, 8/16/32	19,082	20,618
Series 2003-108, Class BH 7.50%, 2/16/34	11,888	12,859
		84,898
Pass-throughs (14.6%):
Government National Mortgage Assoc.
7.88%, 7/15/21-7/15/27	4,581	4,710
7.92%, 7/15/23	717	750
8.00%, 7/15/24-8/15/31	4,147	4,364
7.95%, 4/15/25	417	435
8.25%, 4/15/27-10/15/31	1,431	1,460
8.60%, 5/15/27	555	586
7.75%, 9/15/29-11/15/38	3,190	3,303
6.50%, 3/20/34-4/20/34	12,098	12,390
7.13%, 6/15/38	6,057	6,723
8.13%, 7/15/38-6/15/41	5,325	5,503
7.48%, 2/15/41	1,531	1,616
7.71%, 8/15/43	1,799	1,960
		43,800
		128,698
Single Family (47.7%):
Collateralized Mortgage Obligations (0.4%):
Government National Mortgage Assoc.
Series 1999-22, Class VB 7.00%, 11/20/14	46	46
Series 1995-4, Class CQ 8.00%, 6/20/25	15	15
Series 2000-9, Class PB 7.50%, 6/16/26	1,024	1,026
Series 1997-2, Class E 7.50%, 2/20/27	64	67
		1,154
Pass-throughs (47.3%):
Government National Mortgage Assoc.
8.00%, 4/15/07-5/20/32	20,260	21,409
9.00%, 10/15/09-6/20/30	9,668	10,355
9.50%, 12/15/09-6/15/21	188	201
7.50%, 8/15/10-8/15/33	12,723	13,265
10.00%, 5/15/12-6/15/21	119	132
8.50%, 3/15/15-7/15/30	16,126	17,249
7.00%, 4/15/16-11/20/35	31,831	32,901
8.75%, 3/20/17	50	53
8.85%, 5/15/18-12/15/18	1,126	1,203

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
8.15%, 3/15/19-4/15/20	$171	$182
8.25%, 4/20/20-1/15/30	347	370
7.95%, 7/20/20	684	719
7.75%, 8/20/20-1/20/21	535	561
7.65%, 10/20/21-7/20/22	581	608
7.29%, 12/20/21-11/20/22	595	614
7.60%, 2/20/22	241	252
6.50%, 11/15/23-8/15/36	35,848	36,875
6.00%, 9/15/33	5,139	5,216
		142,165
		143,319
Total Government National Mortgage Association (Cost $280,622)		272,017
U.S. Treasury Obligations (8.6%)
U.S. Treasury Bills, 4.79% (a), 12/14/06	8,720	8,669
U.S. Treasury Bonds
10.38%, 11/15/12	11,800	12,453
11.25%, 2/15/15	3,155	4,585
Total U.S. Treasury Bonds		17,038
Total U.S. Treasury Obligations (Cost $25,964)		25,707
Investment Companies (0.3%)
Federated U.S. Treasury Cash Reserve Fund 4.78%	999,936	1,000
Total Investment Companies (Cost $1,000)		1,000
Total Investments (Cost $307,586) — 99.4%		298,724
Other assets in excess of liabilities — 0.6%		1,881
NET ASSETS — 100.0%		$300,605

(a)  Rate represents the effective yield at purchase.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Fund	Fund for Income
ASSETS:
Investments, at value (Cost $171,388 and $307,586)	$172,350	$298,724
Cash	50	50
Interest and dividends receivable	1,371	2,251
Receivable for capital shares issued	19	43
Receivable for investments sold	7,328	—
Receivable from adviser	16	—
Prepaid expenses	5	70
Total Assets	181,139	301,138
LIABILITIES:
Payable for investments purchased	7,369	—
Payable for capital shares redeemed	52	191
Payable for return of collateral received	16,654	—
Accrued expenses and other payables:
Investment advisory fees	—	127
Administration fees	13	51
Custodian fees	5	7
Accounting fees	4	5
Transfer agent fees	6	31
Chief Compliance officer fees	— (a)	1
Trustee fees	1	3
Shareholder servicing fees — Class A Shares	33	34
12b-1 fees — Class C Shares	—	14
12b-1 fees — Class R Shares	—	26
Other accrued expenses	9	43
Total Liabilities	24,146	533
NET ASSETS:
Capital	172,189	354,004
Accumulated undistributed net investment income	110	135
Net unrealized appreciation (depreciation) on investments	962	(8,862)
Accumulated undistributed net realized losses from investment transactions	(16,268)	(44,672)
Net Assets	$156,993	$300,605
Net Assets
Class A Shares	$156,993	$162,863
Class C Shares	—	17,038
Class R Shares	—	120,704
Total	$156,993	$300,605
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	16,634	13,997
Class C Shares	—	1,469
Class R Shares	—	10,369
Total	16,634	25,835
Net asset value, offering (except Class A Shares) & redemption price per share
Class A Shares	$9.44	$11.64
Class C Shares (b)	—	$11.61
Class R Shares	—	$11.64
Maximum Sales Charge
Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share
Class A Shares	$9.63	$11.88

(a)  Rounds to less than 1,000.

(b)  Redemption Price per share varies by length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	Core Bond Fund	Fund for Income
Investment Income:
Interest income	$9,041	$17,796
Dividend income	—	38
Income from securities lending, net	41	—
Total Income	9,082	17,834
Expenses:
Investment advisory fees	855	1,600
Administration fees	156	292
Shareholder service fees — Class A Shares	427	421
12b-1 fees — Class C Shares	—	186
12b-1 fees — Class R Shares	—	332
Accounting fees	81	99
Custodian fees	72	102
Transfer agent fees	10	19
Transfer agent — Class A Shares	32	73
Transfer agent — Class C Shares	—	20
Transfer agent — Class R Shares	—	123
Trustees' fees	20	37
Chief Compliance Officer fees	5	10
Legal and audit fees	52	90
Other expenses	33	78
Total Expenses	1,743	3,482
Expenses waived/reimbursed by Adviser	(344)	(34)
Net Expenses	1,399	3,448
Net Investment Income	7,683	14,386
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(4,054)	(1,165)
Net change in unrealized appreciation/depreciation on investments	3,808	(1,869)
Net realized/unrealized loss from investment transactions	(246)	(3,034)
Net increase from payments by affiliates for reimbursement of prior year expenses	25	45
Change in net assets resulting from operations	$7,462	$11,397

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$7,683	$6,371	$14,386	$12,577
Net realized loss from investments	(4,054)	(1,485)	(1,165)	(44)
Net change in unrealized appreciation/depreciation investments	3,808	(5,661)	(1,869)	(11,712)
Net increase from payments by affiliates for reimbursement of prior year expenses	25	—	45	—
Change in net assets resulting from operations	7,462	(775)	11,397	821
Distributions:
From net investment income:
Class A Shares	(8,187)	(7,669)	(10,158)	(10,068)
Class C Shares	—	—	(975)	(1,040)
Class R Shares	—	—	(7,868)	(9,377)
Change in net assets resulting from distributions to shareholders	(8,187)	(7,669)	(19,001)	(20,485)
Change in net assets from capital transactions	(22,174)	1,028	(32,856)	(46,859)
Change in net assets	(22,899)	(7,416)	(40,460)	(66,523)
Net Assets:
Beginning of period	179,892	187,308	341,065	407,588
End of period	$156,993	$179,892	$300,605	$341,065
Accumulated undistributed net investment income	$110	$172	$135	$235

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$31,979	$47,018	$46,204	$47,590
Dividends reinvested	8,089	5,810	9,334	6,079
Cost of shares redeemed	(62,242)	(51,800)	(58,031)	(64,485)
Total Class A Shares	$(22,174)	$1,028	$(2,493)	$(10,816)
Class C Shares:
Proceeds from shares issued	$—	$—	$3,719	$5,469
Dividends reinvested	—	—	525	547
Cost of shares redeemed	—	—	(7,307)	(8,520)
Total Class C Shares	$—	$—	$(3,063)	$(2,504)
Class R Shares:
Proceeds from shares issued	$—	$—	$9,552	$20,741
Dividends reinvested	—	—	5,922	7,224
Cost of shares redeemed	—	—	(42,774)	(61,504)
Total Class R Shares	$—	$—	$(27,300)	$(33,539)
Total change in net assets from capital transactions	$(22,174)	$1,028	$(32,856)	$(46,859)
Share Transactions:
Class A Shares:
Issued	3,403	4,847	3,916	3,881
Reinvested	866	602	797	501
Redeemed	(6,669)	(5,352)	(4,941)	(5,261)
Total Class A Shares	(2,400)	97	(228)	(879)
Class C Shares:
Issued	—	—	317	452
Reinvested	—	—	45	45
Redeemed	—	—	(623)	(696)
Total Class C Shares	—	—	(261)	(199)
Class R Shares:
Issued	—	—	810	1,693
Reinvested	—	—	505	591
Redeemed	—	—	(3,633)	(5,013)
Total Class R Shares	—	—	(2,318)	(2,729)
Total change in shares	(2,400)	97	(2,807)	(3,807)

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Fund
	Class A Shares
	Year Ended October 31, 2006		Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$9.45		$9.89	$9.95	$9.98	$10.02
Investment Activities:
Net investment income	0.42		0.33	0.29	0.33	0.41
Net realized and unrealized gains (losses) on investments	0.02	(b)	(0.37)	0.04	0.06	0.02
Total from Investment Activities	0.44		(0.04)	0.33	0.39	0.43
Distributions
From net investment income	(0.45)		(0.40)	(0.39)	(0.42)	(0.47)
Total Distributions	(0.45)		(0.40)	(0.39)	(0.42)	(0.47)
Net Asset Value, End of Period	$9.44		$9.45	$9.89	$9.95	$9.98
Total Return (excludes sales charge)	4.82%		(0.44)%	3.33%	3.98%	4.54%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$156,993		$179,892	$187,308	$216,904	$323,146
Ratio of expenses to average net assets	0.82%		0.83%	1.07%	1.10%	1.06%
Ratio of net investment income to average net assets	4.50%		3.40%	2.98%	3.38%	4.22%
Ratio of expenses to average net assets*	1.02%		1.09%	1.26%	1.24%	1.24%
Ratio of net investment income to average net assets*	4.30%		3.14%	2.79%	3.24%	4.04%
Portfolio turnover (a)	341	%(c)	187%	125%	217%	168%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its new benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$11.91	$12.56	$12.87	$13.44	$13.44
Investment Activities:
Net investment income	0.53	0.42	0.35 **	0.46	0.65
Net realized and unrealized gains (losses) on investments	(0.09)	(0.38)	0.07	(0.30)	0.11
Total from Investment Activities	0.44	0.04	0.42	0.16	0.76
Distributions to shareholders
From net investment income	(0.71)	(0.69)	(0.73)	(0.73)	(0.76)
Total Distributions	(0.71)	(0.69)	(0.73)	(0.73)	(0.76)
Net Asset Value, End of Period	$11.64	$11.91	$12.56	$12.87	$13.44
Total Return (excludes sales charge)	3.81%	0.35%	3.36%	1.15%	5.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$162,863	$169,399	$189,716	$221,181	$243,889
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.00%	0.99%
Ratio of net investment income to average net assets	4.56%	3.48%	2.77%	3.36%	4.72%
Ratio of expenses to average net assets*	1.01%	1.07%	1.03%	1.01%	0.99%
Ratio of net investment income to average net assets*	4.56%	3.42%	2.74%	3.35%	4.72%
Portfolio turnover (a)	30%	20%	34%	60%	53%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	March 1, 2002 through October 31, 2002(a)
Net Asset Value, Beginning of Period	$11.88	$12.53	$12.84	$13.43	$13.22
Investment Activities:
Net investment income	0.44	0.35	0.29 **	0.48	0.42
Net realized and unrealized gains (losses) on investments	(0.09)	(0.39)	0.06	(0.41)	0.25
Total from Investment Activities	0.35	(0.04)	0.35	0.07	0.67
Distributions
Net investment income	(0.62)	(0.61)	(0.66)	(0.66)	(0.46)
Total Distributions	(0.62)	(0.61)	(0.66)	(0.66)	(0.46)
Net Asset Value, End of Period	$11.61	$11.88	$12.53	$12.84	$13.43
Total Return (excludes contingent deferred sales charges)	3.03%	(0.33)%	2.79%	0.49%	5.17	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,038	$20,543	$24,187	$29,806	$1,155
Ratio of expenses to average net assets	1.77%	1.70%	1.55%	1.55%	1.68	%(c)
Ratio of net investment income to average net assets	3.81%	2.81%	2.27%	2.23%	3.75	%(c)
Ratio of expenses to average net assets*	1.87%	2.01%	1.90%	1.88%	2.23	%(c)
Ratio of net investment income to average net assets*	3.71%	2.50%	1.92%	1.90%	3.20	%(c)
Portfolio turnover (d)	30%	20%	34%	60%	53	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been indicated

**  Calculated using average shares for the period.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$11.91	$12.56	$12.87	$13.44	$13.44
Investment Activities:
Net investment income	0.52	0.40	0.33 **	0.42	0.64
Net realized and unrealized gains (losses) on investments	(0.09)	(0.37)	0.08	(0.27)	0.11
Total from Investment Activities	0.43	0.03	0.41	0.15	0.75
Distributions
Net investment income	(0.70)	(0.68)	(0.72)	(0.72)	(0.75)
Total Distributions	(0.70)	(0.68)	(0.72)	(0.72)	(0.75)
Net Asset Value, End of Period	$11.64	$11.91	$12.56	$12.87	$13.44
Total Return	3.75%	0.26%	3.25%	1.08%	5.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$120,704	$151,123	$193,685	$295,597	$345,144
Ratio of expenses to average net assets	1.07%	1.10%	1.10%	1.07%	1.08%
Ratio of net investment income to average net assets	4.51%	3.41%	2.61%	3.34%	4.62%
Ratio of expenses to average net assets*	1.07%	1.13%	1.10%	1.07%	1.08%
Ratio of net investment income to average net assets*	4.51%	3.38%	2.61%	3.34%	4.62%
Portfolio turnover (a)	30%	20%	34%	60%	53%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (92.2%)
Alabama (2.5%):
Jefferson County Sewer Revenue, Series D, 5.75%, 2/1/22, Prerefunded 2/1/07 @ 101, FGIC	$1,000	$1,015
Sheffield, Electric Revenue, 5.00%, 7/1/20, Callable 1/1/13 @ 100, AMBAC	680	724
		1,739
Arizona (2.3%):
Maricopa County Unified School District Number 48, Scottsdale School Improvement, Project 2004, Series B, GO, 4.00%, 7/1/16, FSA	1,000	1,019
Maricopa County Unified School District Number 89, Dysart School Improvements, Series B, GO, 5.00%, 7/1/23, Callable 7/1/14 @ 100, FSA	500	544
		1,563
California (12.0%):
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, MBIA	4,575	5,036
Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A, 5.25%, 4/1/39, Callable 4/1/16 @ 100	2,000	2,130
Statewide Communities Development Authority Revenue, John Muir Health, Series A, 5.00%, 8/15/34, Callable 8/15/16 @ 100	1,000	1,045
		8,211
Florida (5.4%):
Brevard County Health Care Facilities Revenue, Health First Project, 5.00%, 4/1/34, Callable 4/1/16 @ 100	2,000	2,082
Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Series C, 5.25%, 11/15/36, Callable 11/15/16 @ 100	1,500	1,600
		3,682
Hawaii (3.7%):
State, Series CY, GO, 5.25%, 2/1/07, FSA	2,500	2,511
Illinois (1.5%):
State Educational Facilities Authority Revenue, Robert Morris College, 5.80%, 6/1/30, Callable 12/1/07 @ 100, MBIA	1,000	1,022
Indiana (4.6%):
Health & Educational Facilities Financing Authority Hospital Revenue, Clarian Health Obligation Group, Series B, 4.75%, 2/15/31, Callable 2/15/16 @ 100	1,000	1,012
Health & Educational Facilities Financing Authority Hospital Revenue, Schneck Memorial Hospital Project, Series A, 5.25%, 2/15/36, Callable 2/15/16 @ 100	750	797
Health & Educational Facilities Financing Authority Hospital Revenue, Schneck Mermorial Hospital Project, Series A, 5.25%, 2/15/30, Callable 2/15/16 @ 100	1,000	1,065
Northern Wells Community School Building Corp. Revenue, 4.60%, 1/15/11, FGIC	285	295
		3,169

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kansas (3.4%):
Lawrence Hospital Revenue, Lawrence Memorial Hospital, 5.13%, 7/1/36, Callable 7/1/16 @ 100	$1,000	$1,051
State Development Finance Authority Revenue, Athletic Facilities, University of Kansas, 5.00%, 6/1/20, Callable 6/1/14 @ 100	1,175	1,241
		2,292
Maine (2.3%):
Westbrook, GO
5.75%, 10/1/19, Callable 10/1/10 @ 101, AMBAC	715	775
5.75%, 10/1/20, Callable 10/1/10 @ 101, AMBAC	730	791
		1,566
Massachusetts (4.3%):
Pittsfield, GO, 5.50%, 4/15/15, Callable 4/15/12 @ 101, MBIA (b)	2,655	2,916
Michigan (5.3%):
Detroit Sewer Disposable Revenue Systems, Second Lien, Series B, 4.63%, 7/1/34, Callable 7/1/16 @ 100, FGIC	500	504
Municipal Bond Authority Revenue, Local Government , Revenue Sharing, Series G, 6.80%, 11/1/07, Callable 11/1/06 @ 100	240	241
State Hospital Finance Authority Revenue, Henry Ford Health Systems, Series A, 5.25%, 11/15/32, Callable 11/15/16 @ 100	1,255	1,344
State Hospital Finance Authority Revenue, McLaren Health Care, Series C, 5.00%, 8/1/35	1,500	1,552
		3,641
Minnesota (6.2%):
Bemidji Health Care Facilities First Mortgage Revenue, North County Health Services, 5.00%, 9/1/17, Callable 9/1/16 @ 100	500	536
Chaska Electric Revenue, Generating Facilities,Series A
5.25%, 10/1/20, Callable 10/1/15 @ 100	1,000	1,084
5.00%, 10/1/30, Callable 10/1/15 @ 100	500	522
State Higher Educational Facilities Authority Revenue, St. John University, Series 6-G, 5.00%, 10/1/22	1,000	1,067
State Higher Educational Facilities Authority Revenue, University of St. Thomas, Series 5-Y, 5.00%, 10/1/24	1,000	1,049
		4,258
Missouri (2.0%):
Kearney Public Improvements, GO, 5.50%, 3/1/16, AMBAC	1,000	1,069
St. Louis Municipal Finance Corp., Series A, Lease Revenue, 5.00%, 2/15/18, Callable 2/15/12 @ 100, FGIC	250	267
		1,336
New York (1.5%):
State Dormitory Authority, University of Rochester, Series A, 5.00%, 7/1/23, Callable 7/1/08 @ 101, MBIA	1,000	1,029
North Carolina (1.2%):
East Carolina University, Series A, Revenue, 5.25%, 11/1/21, AMBAC	750	800

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio (14.1%):
Hamilton County Sewer System Improvements, Metropolitan Sewer District, Series A, 5.75%, 12/1/25, Callable 6/1/10 @ 101, MBIA	$450	$487
Harrison, GO
5.45%, 12/1/10, FGIC	150	161
5.90%, 12/1/18, Callable 12/1/10 @ 100, FGIC	250	273
Little Miami Local School District, School Improvements, 5.00%, 12/1/34, Callable 12/1/16 @ 100, FSA	1,500	1,599
McDonald School District, GO, 6.00%, 12/1/22, Callable 12/1/10 @ 100, AMBAC	1,000	1,094
Springfield City School District, GO, 4.00%, 12/1/06, FGIC	840	840
State Higher Educational Facilities Revenue, Kenyon College Project, 5.00%, 7/1/41, Callable 7/1/16 @ 100	1,000	1,045
State Higher Educational Facilities Revenue, Mount Union College Project
4.50%, 10/1/08	250	254
5.25%, 10/1/26, Callable 10/1/16 @ 100	1,000	1,074
5.00%, 10/1/31, Callable 10/1/16 @ 100	510	532
State Highway Capital Improvements, Series F, GO, 5.25%, 5/1/11	1,000	1,071
State Major New Structure Revenue, Series 2005-1, 4.50%, 12/15/06	1,200	1,201
		9,631
Oregon (0.7%):
Tri-County Metropolitan Transportation District Revenue, Payroll Tax & Grant Receipt, 4.00%, 5/1/14, Callable 5/1/09 @ 100, MBIA	500	503
Pennsylvania (7.0%):
Erie School District, GO, 5.80%, 9/1/29, Callable 9/1/10 @ 100, AMBAC	250	270
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100	1,000	1,086
Mountaintop Area Joint Sanitation Authority, 5.65%, 12/15/30, Callable 12/15/10 @ 100, MBIA	250	270
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B
5.50%, 11/15/24, Callable 11/15/14 @ 100	100	108
5.38%, 11/15/34, Callable 11/15/14 @ 100	1,000	1,064
State, Refunding & Projects, First Series, GO, 5.25%, 2/1/07	2,000	2,008
		4,806
South Carolina (0.8%):
University of South Carolina, Series A, 5.75%, 6/1/30, Callable 6/1/20 @ 100, FGIC	500	536
Texas (9.6%):
Austin Utility System Revenue, Series A, 6.00%, 11/15/06, MBIA	1,000	1,001
Houston Water & Sewer System Revenue, JR Lien, Series A, 5.38%, 12/1/18, Prerefunded 12/1/06, FGIC	1,180	1,194
Keller Independent School District, Series A, GO, 4.25%, 8/15/31, Callable 8/15/16 @ 100, PSF-GTD (a)	1,000	997
Muleshoe Independent School District, School Building, GO
4.50%, 2/15/24, Callable 8/15/07 @ 100, PSF-GTD	510	511
4.50%, 2/15/25, Callable 8/15/07 @ 100, PSF-GTD	375	375
5.00%, 2/15/31, Callable 8/15/07 @ 100, PSF-GTD	1,000	1,008
5.00%, 2/15/36, Callable 8/15/07 @ 100, PSF-GTD	1,000	1,008

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
San Marcos Consolidated Independent School District, School Building, GO, 4.50%, 8/1/28, Callable 8/1/16 @ 100, PSF-GTD (a)	$500	$501
		6,595
Washington (1.8%):
Whitman County School District Number 267, Pullman, GO, 5.63%, 12/1/17, Callable 6/1/12 @ 100, FSA	1,115	1,222
Total Municipal Bonds (Cost $60,777)		63,028
Investment Companies (5.7%)
Blackrock Liquidity Funds MuniFund 3.24%	3,149,141	3,149
Merrill Lynch Institutional Tax Exempt Fund 3.38%	720,806	721
Total Investment Companies (Cost $3,870)		3,870
Total Investments (Cost $64,647) — 97.9%		66,898
Other assets in excess of liabilities — 2.1%		1,450
NET ASSETS — 100.0%		$68,348

(a)  Security purchased on a when-issued basis.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FSA — Insured by Financial Security Assurance

GO — General Obligation

MBIA — Insured by Municipal Bond Insurance Association

PSF-GTD — Permanent School Fund Guaranteed

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (94.9%)
General Obligations (68.5%):
Business & Public Services (0.2%):
Mount Vernon Knox County Public Library District, 5.15%, 12/1/09, FGIC	$220	$230
County, City & Special District (12.7%):
Butler County, 5.60%, 12/1/09, Callable 12/1/06 @ 101, AMBAC	180	182
Cleveland, 5.75%, 8/1/12, MBIA	875	972
Columbus
5.25%, 1/1/11	1,000	1,066
Series A 5.00%, 12/15/12	5,000	5,390
Series B 2.75%, 6/15/10	120	115
Erie County, 5.50%, 10/1/20, Callable 10/1/10 @ 100, FGIC	250	266
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	832
Summit County,Series R
5.50%, 12/1/13, FGIC	250	279
5.50%, 12/1/16, FGIC	535	613
5.50%, 12/1/17, FGIC	930	1,070
5.50%, 12/1/18, FGIC	1,095	1,268
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,428
Warren County Special Assesment, 6.55%, 12/1/14	725	810
		14,291
Education (49.4%):
Allen East Local School District, 5.38%, 12/1/25, Callable 12/1/14 @ 100, AMBAC	1,900	2,105
Anthony Wayne Local School District, 5.75%, 12/1/30, Callable 12/1/10 @ 101, FSA	2,215	2,417
Barnesville Village School District, District Credit Program, 5.75%, 12/1/22, Callable 12/1/10 @ 101	500	542
Brecksville-Broadview Heights City School District, 6.50%, 12/1/16, Callable 12/1/06 @ 102, FGIC	1,000	1,022
Brookville Local School District, 5.00%, 12/1/31, Callable 12/1/13 @ 100, FSA	1,000	1,049
Brunswick City School District Improvements, 6.00%, 12/1/26, Callable 12/1/09 @ 101, FGIC	500	540
Chillicothe City School District
5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,241
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,341
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,729
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	919
Cleveland Municipal School District, 5.25%, 12/1/24, Callable 6/1/14 @ 100, FSA	1,295	1,411
Delaware City School District, 5.25%, 12/1/06, FGIC	500	501
East Holmes Local School District, 6.13%, 12/1/20, Callable 12/1/10 @ 102, FGIC	500	559
Fairfield City School District, 7.45%, 12/1/14, FGIC	1,000	1,205
Field Local School District, 5.00%, 12/1/24, Callable 6/1/15 @ 100, AMBAC	1,290	1,378
Hamilton City School District Improvements, Series A
5.38%, 12/1/16, Callable 12/1/11 @ 100, FGIC	1,200	1,300
6.15%, 12/1/16, State Aid Withholding	600	712
Hilliard School District, Series A, 4.63%, 12/1/28, Callable 12/1/16 @ 100, MBIA	120	123
Jackson Local School District, 5.63%, 12/1/25, Callable 12/1/10 @ 100, FSA	1,500	1,617
Kirtland Local School District Improvements, 4.50%, 12/1/33, Callable 6/1/16 @ 100, FGIC	830	831

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lake Local School District, Stark County, School Improvement, 5.00%, 12/1/25, Callable 6/1/15 @ 100, FSA	$1,730	$1,846
Lake Local School District, Wood County
4.60%, 12/1/11, MBIA	450	471
5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	1,575	1,702
Lima City School District
5.20%, 12/1/06, AMBAC	255	255
5.00%, 12/1/07, AMBAC	405	411
5.00%, 12/1/08, AMBAC	400	411
6.00%, 12/1/22, Prerefunded 12/1/10 @ 102, AMBAC	1,970	2,188
6.00%, 12/1/22, Callable 12/1/10 @ 102, AMBAC	30	33
Little Miami Local School District, School Improvements, 5.00%, 12/1/34, Callable 12/1/16 @ 100, FSA	3,000	3,198
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,259
Marion Local School District, 5.75%, 12/1/22, Callable 12/1/10 @ 101, MBIA	230	251
Marysville Exempt Village School District
5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	653
6.00%, 12/1/24, Callable 12/1/10 @ 101, AMBAC	725	798
Minerva Local School District 5.13%, 12/1/20, Callable 12/1/12 @ 100, MBIA	1,425	1,527
Minerva Local School District 5.13%, 12/1/20, Prerefunded 12/1/12 @ 100, MBIA	1,275	1,380
Newcomerstown Exempt Village School Facilities, 6.25%, 12/1/23, Callable 12/1/10 @ 102, MBIA	900	1,009
Nordonia Hills City School District
5.38%, 12/1/20, Callable 12/1/10 @ 101, AMBAC	1,500	1,616
5.45%, 12/1/25, Callable 12/1/10 @ 101, AMBAC	1,500	1,620
Pickerington Local School Distict, 4.38%, 12/1/28, Callable 12/1/16 @ 100, MBIA	500	501
Sidney City School District, 4.70%, 12/1/11, FGIC	200	210
Springboro Community City School District, 5.00%, 12/1/23, Callable 6/1/14 @ 100, MBIA	2,065	2,196
Springfield City School District
4.50%, 12/1/11, FGIC	500	521
5.00%, 12/1/17, Callable 12/1/11 @ 102, FGIC	500	537
State Common Schools, Series A, 4.50%, 9/15/23, Callable 3/15/15 @ 100	1,500	1,531
State Higher Education, Capital Facility, Series A, 5.25%, 2/1/09	230	239
State Higher Education, Series B, 4.25%, 11/1/11	550	567
Worthington City School District
6.00%, 12/1/10, FGIC	2,175	2,373
6.00%, 12/1/11, FGIC	2,255	2,505
Wyoming City School District, School Improvements, 5.00%, 12/1/23, Callable 12/1/15 @ 100, FSA	1,085	1,165
		55,515
Public Facilities (Convention, Sport, Public Buildings) (1.8%):
Fairview Park, Various Purposes, 5.00%, 12/1/30, Callable 12/1/15 @ 100, MBIA	1,000	1,064
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	625	681
Lorain County Justice Center, 4.25%, 12/1/12, FGIC	250	259
		2,004
Public Improvements (1.6%):
Akron, 5.50%, 12/1/21, Callable 12/1/10 @ 101	510	551
Monroe, 5.00%, 12/1/24, Callable 12/1/13 @ 100, FSA	1,090	1,160

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
North Olmsted, Limited Tax, Capital Improvement, Series C, 4.25%, 12/1/16, AMBAC	$75	$78
		1,789
Transportation (1.4%):
State Highway Capital Improvements, Series F, 5.25%, 5/1/10	500	529
Toledo, Street Improvements, 5.00%, 12/1/16, Callable 12/1/11 @ 100, MBIA	1,050	1,112
		1,641
Utilities (Sewers, Telephone, Electric) (1.4%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	335	402
Canton, Waterworks System, 5.75%, 12/1/10, Callable 12/1/06 @ 101, AMBAC	500	511
Huron County, Landfill Issue II
5.40%, 12/1/07, MBIA	285	290
5.60%, 12/1/09, Callable 12/1/07 @ 102, MBIA	320	333
		1,536
		77,006
Revenue Bonds (26.4%)
Education (13.0%):
Bowling Green State University General Receipts, 4.80%, 6/1/10, FGIC	1,000	1,041
Cincinnati Technical College
5.00%, 10/1/10, AMBAC	500	526
5.00%, 10/1/12, AMBAC	650	698
Cleveland State University General Receipts, 5.25%, 6/1/24, Callable 6/1/14 @ 100, FGIC	1,000	1,089
Ohio State University General Receipts, Series A, 5.75%, 12/1/24, Prerefunded 12/1/09 @ 101	1,250	1,341
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.00%, 11/15/12	400	428
5.00%, 11/15/13	250	269
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	462
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	368
State Higher Educational Facility Commission Revenue, University of Dayton 2003 Project, 4.25%, 12/1/14, FGIC	500	518
State Higher Educational Facility Commission Revenue, University of Dayton 2006 Project, 4.70%, 12/1/36, Callable 12/1/16 @ 100	1,900	1,940
State Higher Educational Facility Commission Revenue, Xavier University Project, 6.00%, 5/15/08, Callable 5/15/07 @ 102, MBIA	500	516
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	646
State Higher Educational Facility Revenue, John Carroll University Project, 5.00%, 4/1/26, Callable 4/1/16 @ 100	4,480	4,742
		14,584
Hospitals, Nursing Homes & Health Care (5.9%):
Franklin County Hospital Revenue, The Childrens Hospital Project,Series C
5.00%, 5/1/15, FGIC	1,585	1,725
5.00%, 5/1/16, Callable 5/1/15 @ 100, FGIC	1,335	1,449

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2006

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
5.00%, 5/1/17, Callable 5/1/15 @ 100, FGIC	$1,505	$1,627
Lucas County Hospital Revenue, 5.75%, 11/15/14, Prerefunded 11/15/06 @ 102, MBIA	1,785	1,824
		6,625
Housing (0.7%):
Capital Corp. for Housing Management, Kent Gardens, Series II, 6.35%, 7/1/15, Callable 1/1/07 @ 100, MBIA FHA	845	846
Public Improvements (0.6%):
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	600	650
Utilities (Sewers, Telephone, Electric) (0.6%):
Akron Sewer System Revenue
4.95%, 12/1/10, AMBAC	300	314
4.00%, 12/1/12, AMBAC	325	331
		645
Utilities — Water (5.6%):
Akron Waterworks Revenue, 5.63%, 12/1/20, Callable 6/1/10 @ 100, AMBAC	1,250	1,331
Avon Lake Water System Revenue, Series A
5.50%, 10/1/17, Callable 10/1/10 @ 100, AMBAC	420	450
5.50%, 10/1/18, Callable 10/1/10 @ 100, AMBAC	445	476
Clermont County Waterworks Revenue, Clermont County Sewer District, 4.25%, 8/1/12, AMBAC	1,450	1,498
Greene County Water System Revenue, Governmental Enterprise, 5.00%, 12/1/21, Callable 12/1/14 @ 100, FSA	1,000	1,070
Warren County Waterworks Revenue,Warren County Water District
5.00%, 12/1/16, Callable 12/1/12 @ 101, FSA	645	694
5.00%, 12/1/18, Callable 12/1/12 @ 101, FSA	710	761
		6,280
		29,630
Total Municipal Bonds (Cost $101,428)		106,636
Investment Companies (1.5%)
Blackrock Ohio Money Market 3.24%	1,647,646	1,648
Total Investment Companies (Cost $1,648)		1,648
Total Investments (Cost $103,076) — 96.4%		108,284
Other assets in excess of liabilities — 3.6%		4,018
NET ASSETS — 100.0%		$112,302

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FHA — Federal Housing Administration

FSA — Insured by Financial Security Assurance

MBIA — Insured by Municipal Bond Insurance Association

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios   October 31, 2006

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $64,647 and $103,076)	$66,898		$108,284
Cash	50		50
Interest and dividends receivable	789		2,051
Receivable for capital shares issued	37		95
Receivable for investments sold	2,182		2,035
Prepaid expenses	17		2
Total Assets	69,973		112,517
LIABILITIES:
Payable for investments purchased	1,495		—
Payable for capital shares redeemed	72		85
Accrued expenses and other payables:
Investment advisory fees	17		53
Administration fees	6		9
Custodian fees	1		2
Accounting fees	2		2
Transfer agent fees	11		8
Chief Compliance Officer fees	—	(a)	—	(a)
Trustee fees	1		1
Shareholder servicing fees — Class A Shares	14		24
Other accrued expenses	6		31
Total Liabilities	1,625		215
NET ASSETS:
Capital	65,776		106,704
Accumulated undistributed net investment income	21		46
Net unrealized appreciation on investments	2,251		5,208
Accumulated undistributed net realized gains from investment transactions	300		344
Net Assets	$68,348		$112,302
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	6,275		9,607
Total	6,275		9,607
Net asset value & redemption price per share
Class A Shares	$10.89		$11.69
Maximum Sales Charge Class A Shares	2.00%		2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share
Class A Shares	$11.11		$11.93

(a)  Rounds to less than $1,000.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  Year Ended October 31, 2006

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$2,733	$5,708
Dividend income	128	92
Total Income	2,861	5,800
Expenses:
Investment advisory fees	368	708
Administration fees	61	117
Shareholder servicing fees — Class A Shares	167	322
Accounting fees	41	56
Custodian fees	20	30
Transfer agent fees	54	46
Trustees' fees	8	15
Chief Compliance Officer fees	2	4
Legal and audit fees	18	36
Other expenses	32	40
Total Expenses	771	1,374
Expenses waived/reimbursed by Adviser	(98)	(6)
Net Expenses	673	1,368
Net Investment Income	2,188	4,432
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	272	287
Net change in unrealized appreciation/depreciation on investments	843	566
Net realized/unrealized gains from investment transactions	1,115	853
Net increase from payments by affiliates for reimbursement of prior year expenses	9	18
Change in net assets resulting from operations	$3,312	$5,303

See notes to financial statements.

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
From Investment Activities:
Operations:
Net investment income	$2,188	$1,807	$4,432	$4,943
Net realized gains from investments	272	465	287	1,746
Net change in unrealized appreciation/ depreciation investments	843	(1,390)	566	(5,257)
Net increase from payments by affiliates for reimbursement of prior year expenses	9	—	18	—
Change in net assets resulting from operations	3,312	882	5,303	1,432
Distributions:
From net investment income:
Class A Shares	(2,188)	(1,802)	(4,407)	(4,974)
Class C Shares	—	(1)	—	— (a)
From net realized gains from investment transactions: Class A Shares	(404)	(808)	(1,709)	(842)
Change in net assets resulting from distributions to shareholders	(2,592)	(2,611)	(6,116)	(5,816)
Change in net assets from capital transactions	330	1,270	(27,712)	(26,893)
Change in net assets	1,050	(459)	(28,525)	(31,277)
Net Assets:
Beginning of period	67,298	67,757	140,827	172,104
End of period	$68,348	$67,298	$112,302	$140,827
Accumulated undistributed net investment income	$21	$20	$46	$33

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Capital Transactions:
Proceeds from shares issued	$20,065	$19,752	$8,421	$11,028
Dividends reinvested	2,111	1,847	5,048	3,873
Cost of shares redeemed	(21,846)	(20,153)	(41,181)	(41,732)
Total Class A Shares	330	1,446	(27,712)	(26,831)
Class C Shares
Proceeds from shares issued	—	1	—	—
Dividends reinvested	—	2	—	1
Cost of shares redeemed	—	(179)	—	(63)
Total Class C Shares	—	(176)	—	(62)
Total change in net assets from capital transactions:	$330	$1,270	$(27,712)	$(26,893)
Share Transactions:
Class A Shares
Issued	1,864	1,812	725	927
Reinvested	196	170	435	326
Redeemed	(2,030)	(1,848)	(3,548)	(3,515)
Total Class A Shares	30	134	(2,388)	(2,262)
Class C Shares
Issued	—	— (a)	—	—
Reinvested	—	— (a)	—	— (a)
Redeemed	—	(15)	—	(5)
Total Class C Shares	—	(15)	—	(5)
Total change in shares	30	119	(2,388)	(2,267)

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$10.78	$11.06	$11.03	$10.96	$11.19
Investment Activities:
Net investment income	0.35	0.30	0.29	0.28	0.29
Net realized and unrealized gains (losses) on investments	0.17	(0.14)	0.18	0.21	0.25
Total from Investment Activities	0.52	0.16	0.47	0.49	0.54
Distributions
From net investment income	(0.35)	(0.30)	(0.29)	(0.28)	(0.29)
Net realized gains from investments	(0.06)	(0.14)	(0.15)	(0.14)	(0.48)
Total Distributions	(0.41)	(0.44)	(0.44)	(0.42)	(0.77)
Net Asset Value, End of Period	$10.89	$10.78	$11.06	$11.03	$10.96
Total Return (excludes sales charge)	5.01%	1.41%	4.35%	4.54%	5.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$68,348	$67,298	$67,583	$82,889	$65,976
Ratio of expenses to average net assets	1.01%	1.01%	0.85%	0.85%	0.88%
Ratio of net investment income to average net assets	3.27%	2.73%	2.61%	2.54%	2.70%
Ratio of expenses to average net assets*	1.15%	1.24%	1.17%	1.16%	1.18%
Ratio of net investment income to average net assets*	3.13%	2.50%	2.29%	2.23%	2.40%
Portfolio turnover	113%	104%	155%	173%	330%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Net Asset Value, Beginning of Period	$11.74	$12.07	$12.10	$12.06	$12.14
Net investment income	0.40	0.38	0.38	0.37	0.41
Net realized and unrealized gains (losses) on investments	0.09	(0.27)	0.07	0.12	0.14
Total from Investment Activities	0.49	0.11	0.45	0.49	0.55
Distributions to shareholders
From net investment income	(0.40)	(0.38)	(0.38)	(0.37)	(0.40)
Net realized gains from investments	(0.14)	(0.06)	(0.10)	(0.08)	(0.23)
Total Distributions	(0.54)	(0.44)	(0.48)	(0.45)	(0.63)
Net Asset Value, End of Period	$11.69	$11.74	$12.07	$12.10	$12.06
Total return (excludes sales charge)	4.35%	0.95%	3.80%	4.16%	4.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$112,302	$140,827	$172,041	$199,060	$74,453
Ratio of expenses to average net assets	1.06%	1.10%	1.13%	1.10%	1.11%
Ratio of net investment income to average net assets	3.45%	3.20%	3.17%	3.08%	3.47%
Ratio of expenses to average net assets*	1.06%	1.13%	1.13%	1.10%	1.11%
Ratio of net investment income to average net assets*	3.45%	3.17%	3.17%	3.08%	3.47%
Portfolio turnover	56%	32%	68%	62%	83%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements
The Victory Portfolios  October 31, 2006

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Convertible Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund and the Ohio Municipal Bond Fund (collectively, the "Funds").

The Convertible Fund, Core Bond Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund are authorized to issue one class of shares: Class A Shares. The Stock Index Fund, Established Value Fund and Small Company Opportunity Fund are authorized to issue two classes of shares: Class A Shares and Class R Shares. The Value Fund, Special Value Fund, Focused Growth Fund, Balanced Fund and the Fund for Income are authorized to issue three classes of shares: Class A Shares, Class C Shares and Class R Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The Focused Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

On January 28, 2005, the Class C Shares of the Established Value Fund, Small Company Opportunity Fund, Convertible Fund, National Municipal Bond Fund, and Ohio Municipal Bond Fund liquidated. On that date, the Funds redeemed all Class C Shares at net asset value as of 4:00 p.m. Eastern Time and distributed the cash proceeds to all shareholders of these Funds holding Class C Shares on that date.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price ("NOCP"), if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or quotations which do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. For financial reporting purposes, however transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Funds, with the exception of the Established Value Fund and Focused Growth Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. At year end Stock Index Fund had one outstanding future position as identified in the Schedule of Portfolio Investments.

Option Contracts:

The Value Fund, Stock Index Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund, Convertible Fund and Fund for Income may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements. There was no options activity during the year.

Credit Default Swap Agreements:

The Core Bond and Balanced Funds may engage in credit default swap transactions ("CDSs"). In a CDS, the "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Fund's ability to use CDS agreements. Developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by the Funds' investment adviser, in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. At fiscal year end the trust held no credit default swaps.

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2006, the Funds had outstanding "when-issued" purchase commitments and segregated collateral as identified on the Schedules of Portfolio Investments.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund and Core Bond Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Trust's policy will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), the Funds' custodian and an affiliate of Victory Capital Management Inc. ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receive a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. Prior to January 1, 2006, Key Bank's fee was 30% of all interest, dividends, and other distributions earned. For the year ended October 31, 2006 KeyBank received $223 in total from the Trust for its services as lending agent (amount in thousands). Under guidelines established by the Board, the Fund must maintain loan collateral (maintained at KeyBank ) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

The following Funds loaned securities and received cash collateral with the following market values as of October 31, 2006 (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Value Fund	$69,134	$71,460	$60,959	$13
Established Value Fund	92,856	95,984	82,427	15
Special Value Fund	146,445	152,812	94,962	21
Small Company Opportunity Fund	27,904	29,257	33,646	24
Balanced Fund	25,784	26,627	30,667	8
Core Bond Fund	16,165	16,654	21,381	13

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

The cash collateral received by the Funds at October 31, 2006 was pooled with other collateral received by the Funds in the Trust and invested in the following (amounts in thousands):

Market Value of Collateral
Time Deposit
Branch Banking & Trust, 5.30%, 11/1/06	$39,011
Repurchase Agreements
Bank of America, 5.36%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034, collateralized by $204,244 various Corporate securities, 5.10%-9.50%, 9/20/14-3/1/31, market value $236,901)
Cantor Fitzgerald, 5.36%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034, collateralized by $251,782 various Corporate securities, 0.00%-8.00%, 10/18/09-6/15/40, market value $236,905)
Greenwich, 5.37%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034, collateralized by $933,335 various Corporate securities, 0.23%-6.91%, 2/25/08-1/6/46, market value $236,904)
HSBC, 5.37%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034, collaterlized by $236,788 various Corporate securities, 0.00%-7.13%, 1/22/07-12/1/15, market value $235,756)
Merrill Lynch, 5.36%, 11/1/06	230,000
(Date of Agreement 10/31/06, Proceeds at maturity $230,034, collateralized by $237,139 various Corporate securities, 0.00%-6.13%, 11/15/08-8/1/33, market value $236,903)
Bear Stearns, 5.36%, 11/1/06	40,000
(Date of Agreement 10/31/06, Proceeds at maturity $40,006, collateralized by $49,665 various Corporate securities, 4.83%-6.00%, 5/25/35-11/15/40, market value $41,202)
1,190,000
Total Market Value	$1,229,011

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, and the Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund, and the Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, and paydowns) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees, transfer agent, state registration, printing and 12b-1 fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006 were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S Government Securities)	Sales (excluding U.S Government Securities	Purchases of U.S Government Securities	Sales of U.S Government Securities
Value	$226,222	$243,442	$—	$—
Stock Index	4,243	26,329	—	—
Established Value	137,081	179,688	—	—
Special Value	862,291	645,377	—	—
Small Company Opportunity	114,845	120,236	—	—
Focused Growth	3,766	1,195	—	—
Balanced	128,317	135,189	67,671	78,030
Convertible	29,877	34,363	—	—
Core Bond	177,452	192,372	394,314	397,244
Fund For Income	—	—	92,719	120,326
National Municipal Bond	62,916	67,516	—	—
Ohio Municipal Bond	64,330	71,600	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

The Adviser provides investment advisory services to all the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Key Bank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and the Victory Variable Insurance Funds (the "Trusts") average daily net net assets and 0.0125% of the Trusts' average net assets over $15 billion. Prior to July 1, 2006, the annual rate was 0.018%.

Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Value Fund, Special Value Fund, Focused Growth Fund, and Convertible Fund are computed at the annual rate of 0.75% of each Fund's average daily net assets up to $400 million, 0.65% of each Fund's average daily net assets between $400 million and $800 million, and 0.60% of each Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.25% of the Fund's average daily net assets up to $400 million, 0.20% of the Fund's average daily net assets between $400 million and $800 million, and 0.15% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund and the Small Company Opportunity Fund are computed at the annual rate of 0.65% of each Fund's average daily net assets up to $100 million, 0.55% of each Fund's average daily net assets between $100 million and $200 million, and 0.45% of each Fund's average daily net assets greater than $200 million; the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.60% of the Fund's average daily net assets up to $400 million, 0.55% of the

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

Fund's average daily net assets between $400 million and $800 million, and 0.50% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Core Bond Fund and the Fund for Income are computed at the annual rate of 0.50% of each Fund's average daily net assets up to $400 million, 0.45% of each Fund's average daily net assets between $400 million and $800 million, and 0.40% of each Fund's average daily net assets greater than $800 million; and the investment advisory fees of the National Municipal Bond Fund and the Ohio Municipal Bond Fund are computed at the annual rate of 0.55% of each Fund's average daily net assets up to $400 million, 0.50% of each Fund's average daily net assets between $400 million and $800 million, and 0.45% of each Fund's average daily net assets greater than $800 million. The Adviser may use its resources to assist with Funds' distribution and marketing expenses.

Effective July 1, 2006, VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Effective July 1, 2006, BISYS Fund Services Ohio, Inc. ("BISYS") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and BISYS. VCM pays BISYS a fee for providing these services. The Trust reimburses VCM and BISYS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to July 1, 2006, BISYS Ohio and the Adviser served as the Funds' co-administrators. For its services as co-administrator, BISYS Ohio was paid an annual fee of 0.0032% of the first $10 Billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser was paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets and 0.055% of all Trust assets exceeding $10 billion.

Prior to July 1, 2006, BISYS Ohio also served as Fund Accountant for the Funds'. Under the terms of the Fund Accounting Agreement, BISYS Ohio was entitled to transaction and multiple class charges, which were accrued daily and payable on a monthly basis, and standard fees as follows: 1) equity funds, $35,000 annually if the Fund's average daily net assets were less than $175 million, $60,000 annually if the Fund's average daily net assets were in excess of $175 million; 2) fixed income funds, $35,000 annually if the Fund's average net assets were less than $75 million, $50,000 annually if the Fund's average daily net assets were in excess of $75 million.

BISYS also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts'; plus 0.015% of the aggregate net assets of the Trusts' in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts' in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts' in excess of $20 billion. Prior to July 1, 2006, BISYS was entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund. In addition, BISYS is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser, but is an affiliate of BISYS.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly service fee, at an annual rate of 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments,

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

arranging for bank wires, assisting in transactions, and changing account information. For the fiscal year ended October 31, 2006 affiliates of the Adviser earned $2,043 (amounts in thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A shares of each Fund, except for the Stock Index Fund, a fee of 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2006 affiliates of the Adviser earned $1,485 (amount in thousands) Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor), may receive a fee of 0.15% of the average daily net assets of Class A Shares and 0.25% of Class R Shares of the Stock Index Fund.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares of the Funds. For the year ended October 31, 2006, the Distributor received approximately $305 from commissions earned on sales of Class A Shares and $6 from redemptions of Class C Shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares, including approximately $115 to affiliates of the Funds (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Investment Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this Plan.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2006, the expense limits are as follows:

	Value Fund		Stock Index Fund	Established Value Fund
Class A Shares	(a)		(a)	(a)
Class C Shares	2.00	%*	NA	NA
Class R Shares	(a)		(a)	(a)
	Special Value Fund		Small Company Opportunity Fund	Focused Growth Fund
Class A Shares	(a)		(a)	1.65	%#
Class C Shares	2.20	%*	NA	2.35	%#
Class R Shares	2.00	%^	(a)	1.90	%#

	Balanced Fund		Convertible Fund
Class A Shares	(a)		(a)
Class C Shares	2.00	%*	NA
Class R Shares	2.00	%^	NA

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

	Core Bond Fund	Fund for Income
Class A Shares	(a)	(a)
Class C Shares	NA	1.82%@
Class R Shares	NA	(a)
	National Municipal Bond Fund	Ohio Municipal Bond Fund
Class A Shares	(a)	(a)

(a) There were no contractual expense limitation agreements in place as of October 31, 2006.

*  In effect until at least February 28, 2014.

^  In effect until at least February 28, 2012.

#  In effect until at least February 28, 2007.

@  In effect untill at least February 28, 2014. The expense limit prior to March 1, 2006 was 1.70%

The Adviser, BISYS, or other service providers may waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Waivers and reimbursements of any kind are not available to be recouped at a future time.

During the fiscal year ended October 31, 2006, the Adviser entered into an agreement with the Funds to reimburse certain prior year expenses related to an independent review of certain expenditures that among other things supported distribution of Fund shares. These amounts are disclosed as a payment by the Adviser in the Statements of Operations and the Statements of Changes in Net Assets. Each of the Funds' total returns would have been reduced by 0.01% had the reimbursement not been made.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Investment Advisor. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2006, the Funds paid approximately $160 to KeyCorp for the line of credit fee (amount in thousands). Each series of the Trust, including the Funds pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for the fiscal year was as follows (dollar amounts in thousands):

Fund	Average Loan		Average Rate
Value Fund	$211		5.55%
Stock Index Fund	27		5.50%
Special Value Fund	44		5.38%
Small Company Opportunity Fund	6		5.30%
Focused Growth Fund	2		5.61%
Balanced Fund	11		5.63%
Convertible Fund	24		5.46%
Core Bond Fund	43		5.61%
Fund for Income	—	(a)	5.32%
National Municipal Bond Fund	9		5.57%
Ohio Municipal Bond Fund	85		5.43%

(a) Rounds to less then $1,000

As of October 31, 2006 the Funds had no loans outstanding.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

6.  Concentration of Credit Risk:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$1,025	$—	$1,025	$—	$1,025
Stock Index Fund	1,074	—	1,074	—	1,074
Established Value Fund	3,226	27,749	30,975	—	30,975
Special Value Fund	12,885	8,421	21,306	—	21,306
Small Company Opportunity Fund	333	14,568	14,901	—	14,901
Balanced Fund	2,125	—	2,125	—	2,125
Convertible Fund	833	—	833	—	833
Core Bond Fund	8,187	—	8,187	—	8,187
Fund for Income	19,001	—	19,001	—	19,001
National Municipal Bond Fund	350	54	404	2,188	2,592
Ohio Municipal Bond Fund	661	1,048	1,709	4,407	6,116

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$2,149	$—	$2,149	$—	$2,149
Stock Index Fund	1,402	—	1,402	—	1,402
Established Value Fund	363	32,725	33,088	—	33,088
Special Value Fund	577	—	577	—	577
Small Company Opportunity Fund	1,366	20,867	22,233	—	22,233
Balanced Fund	2,432	—	2,432	—	2,432
Convertible Fund	984	—	984	—	984
Core Bond Fund	7,669	—	7,669	—	7,669
Fund for Income	20,485	—	20,485	—	20,485
National Municipal Bond Fund	347	461	808	1,803	2,611
Ohio Municipal Bond Fund	—	842	842	4,974	5,816

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (the total distributions payable may differ from the statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Value Fund	$—	$10,298	$21,663	$—	$—	$19,405	$51,366
Stock Index Fund	—	61	—	—	(57,133)	45,224	(11,848)
Established Value Fund	—	—	49,416	—	—	95,793	145,209
Special Value Fund	—	11,335	12,280	—	—	38,279	61,894
Small Company Opportunity Fund	—	5,800	21,678	—	—	31,928	59,406
Focused Growth	—	—	—	—	(180)	518	338
Balanced Fund	—	6	1,331	—	—	11,072	12,409
Convertible Fund	—	1,150	120	—	—	5,196	6,466
Core Bond Fund	—	110	—	—	(15,968)	662	(15,196)
Fund for Income	—	141	—	—	(43,032)	(10,508)	(53,399)
National Municipal Bond Fund	22	197	84	—	—	2,269	2,572
Ohio Municipal Bond Fund	45	161	150	—	—	5,242	5,598

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses wash sales, the difference between book and tax amortization methods for premium and market discount.

The cost basis for federal income tax purposes, gross unrealized appreciations, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Value Fund	$275,735	$22,521	$(3,116)	$19,405
Stock Index Fund	35,576	45,684	(460)	45,224
Established Value Fund	289,648	96,504	(711)	95,793
Special Value Fund	597,369	39,964	(1,685)	38,279
Small Company Opportunity Fund	175,495	33,948	(2,020)	31,928
Focused Growth Fund	3,735	569	(51)	518
Balanced Fund	141,980	12,090	(1,018)	11,072
Convertible Fund	56,831	6,492	(1,296)	5,196
Core Bond Fund	171,688	1,378	(716)	662
Fund For Income	309,232	1,043	(11,551)	(10,508)
National Municipal Bond Fund	64,629	2,277	(8)	2,269
Ohio Municipal Bond Fund	103,042	5,246	(4)	5,242

As of October 31, 2006, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	2007	2008	2009	2010	2011	2012	2013	2014	Total
Stock Index Fund	$—	$—	$—	$51,796	$5,337	$—	$—	$—	$57,133
Focused Growth	—	—	—	—	—	23	26	131	180
Core Bond Fund	4,270	1,915	—	1,297	—	—	3,857	4,629	15,968
Fund for Income	2,882	3,017	691	1,886	6,735	14,071	7,637	6,113	43,032

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2006

8.  Subsequent Event

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and BISYS and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred. Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from BISYS will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

Continued

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Convertible Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund (twelve portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Columbus, Ohio
December 22, 2006

  Supplemental Information
The Victory Portfolios   October 31, 2006

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30, 2006, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

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Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Value Fund
Class A Shares	$1,000.00	$1,018.00	$6.10	1.20%
Class C Shares	1,000.00	1,013.70	10.15	2.00%
Class R Shares	1,000.00	1,016.20	7.98	1.57%
Stock Index Fund
Class A Shares	1,000.00	1,061.10	3.64	0.70%
Class R Shares	1,000.00	1,060.70	4.62	0.89%
Established Value Fund
Class A Shares	1,000.00	1,014.40	6.19	1.22%
Class R Shares	1,000.00	1,014.10	6.55	1.29%
Special Value Fund
Class A Shares	1,000.00	1,017.00	6.41	1.26%
Class C Shares	1,000.00	1,012.70	11.21	2.21%
Class R Shares	1,000.00	1,015.90	8.18	1.61%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,034.00	5.64	1.10%
Class R Shares	1,000.00	1,032.70	7.02	1.37%
Focused Growth Fund
Class A Shares	1,000.00	1,008.70	7.04	1.39%
Class C Shares	1,000.00	1,004.80	10.61	2.10%
Class R Shares	1,000.00	1,007.20	8.35	1.65%
Balanced Fund
Class A Shares	1,000.00	1,038.00	5.91	1.15%
Class C Shares	1,000.00	1,034.50	10.26	2.00%
Class R Shares	1,000.00	1,035.70	8.21	1.60%
Convertible Fund
Class A Shares	1,000.00	1,020.10	6.98	1.37%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Core Bond
Class A Shares	$1,000.00	$1,045.30	$4.12	0.80%
Fund for Income
Class A Shares	1,000.00	1,028.60	5.06	0.99%
Class C Shares	1,000.00	1,023.70	9.13	1.79%
Class R Shares	1,000.00	1,027.60	5.16	1.01%
National Municipal Bond Fund
Class A Shares	1,000.00	1,036.00	5.13	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,033.80	5.33	1.04%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Value Fund
Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.29	7.98	1.57%
Stock Index Fund
Class A Shares	1,000.00	1,021.68	3.57	0.70%
Class R Shares	1,000.00	1,020.72	4.53	0.89%
Established Value Fund
Class A Shares	1,000.00	1,019.06	6.21	1.22%
Class R Shares	1,000.00	1,018.70	6.56	1.29%
Special Value Fund
Class A Shares	1,000.00	1,018.85	6.41	1.26%
Class C Shares	1,000.00	1,014.06	11.22	2.21%
Class R Shares	1,000.00	1,017.09	8.19	1.61%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,019.66	5.60	1.10%
Class R Shares	1,000.00	1,018.30	6.97	1.37%
Focused Growth Fund
Class A Shares	1,000.00	1,018.20	7.07	1.39%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Balanced Fund
Class A Shares	1,000.00	1,019.41	5.85	1.15%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Convertible Fund
Class A Shares	1,000.00	1,018.30	6.97	1.37%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expense Paid During Period* 5/1/06-10/31/06	Expense Ratio During Period 5/1/06-10/31/06
Core Bond
Class A Shares	$1,000.00	$1,021.17	$4.08	0.80%
Fund for Income
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Class C Shares	1,000.00	1,016.18	9.10	1.79%
Class R Shares	1,000.00	1,020.11	5.14	1.01%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.16	5.09	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,019.96	5.30	1.04%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005	President/Owner (since 2005) The Henlee Group, LLC; President/Owner (since 2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005;	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA. OC Tanner Co.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor II Funds (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

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Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 33	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002 - July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

Mr. Michael Policarpo, II, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global (August 2004 – July 2005). CFO, Advisor Services, Gartmore Global (August 2003 – August 2004). Corporate Controller Gartmore Global (June 2000 – August 2003).

Mr. Christopher K. Dyer, 44	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 38	Treasurer	May 2006	Vice President, Fund Administration, BISYS.

Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Fund Administration, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

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  October 31, 2006

  (Unaudited)

Additional Federal Income Tax Information  October 31, 2006

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amounts in thousands):

Amount
Established Value Fund	$34,375
Special Value Fund	10,103
Small Company Opportunity Fund	16,822
Covertible Fund	72
National Municipal Bond Fund	54
Ohio Municipal Bond Fund	1,048

For the period ended October 31, 2006, the following Funds designated tax-exempt income distrubutions (amounts in thousands):

Amount
National Municipal Bond Fund	$2,188
Ohio Municipal Bond Fund	4,407

For the period ended October 31, 2006, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of (amounts in thousands):

Amount
Value Fund	18.69%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	8.12%
Small Company Opportunity Fund	42.02%
Balanced Fund	34.18%
Convertible Fund	46.44%

Dividends qualifying for corporate dividends received deduction of (amounts in thousands):

Amount
Value Fund	18.78%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	12.96%
Small Company Opportunity Fund	42.28%
Balanced Fund	34.42%
Convertible Fund	46.44%

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PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

VPAR (12/06)

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

Item 2. Code of Ethics.

 (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dr. Thomas Morrissey.  Dr. Morrissey is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2006	2005
Audit Fees	$396,080	$344,000
Audit-Related Fees	3,500	9,000
Tax Fees	129,331	91,830
All Other Fees	0	0

Audit-related fees for both 2006 and 2005 are for securities lending agreed upon procedures. Tax fees for both 2006 and 2005 are for recurring tax fees for the preparation of federal and state tax returns and procedures performed relating to the registrants analysis of complex securities.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2005	$106,060
2006	$132,831

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)*	/s/	Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	David C. Brown
David C. Brown, President

Date	January 8, 2007

By (Signature and Title)*	/s/	Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 4, 2007